As filed with the U.S. Securities and Exchange Commission on January 26, 2007

Securities Act File No. 333-91278

Investment Company Act File No. 811-21128

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 6

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 6

(Check appropriate box or boxes.)

Legg Mason Partners Variable Portfolios IV*

(Exact Name of Registrant as Specified in Charter)

125 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Variable Portfolios IV

300 First Stamford Place

Stamford, Connecticut

(Name and Address of Agent for Service)

COPY TO:

Burton M. Leibert, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on the 75th day following the date of this filing pursuant to paragraph (a) of Rule 485.

*	This filing relates solely to shares of the Trust’s series Legg Mason Partners Variable Aggressive Growth Portfolio, Legg Mason Partners Variable Dividend Strategy Portfolio, Legg Mason Partners Variable Growth and Income Portfolio I, Legg Mason Partners Variable International All Cap Growth Portfolio, Legg Mason Partners Variable Large Cap Growth Portfolio, Legg Mason Partners Variable Large Cap Value Portfolio, Legg Mason Partners Variable Mid Cap Core Portfolio, Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio and Legg Mason Partners Variable Social Awareness Stock Portfolio.

Legg Mason Partners Variable Aggressive Growth Portfolio

Class I

Supplement dated April [    ], 2007

to Prospectus dated February [    ], 2007

The attached prospectus is now dated April [    ], 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type variable funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information in the prospectus is that of the fund’s predecessor.

The Legg Mason Partners Variable Aggressive Growth Portfolio Class I shares year-to-date return as of March 31, 2007 was [    ]%.

Management – Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

PROSPECTUS

February     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Aggressive Growth Portfolio

Class I

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Aggressive Growth Portfolio Class I

Contents

Legg Mason Partners Variable Portfolios III, Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

Investments, risks and performance	2

More on the fund’s investments and related risks	6

Management	8

Share transactions	11

Share price	13

Dividends, distributions and taxes	15

Financial highlights	16

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios III, Inc. was named Travelers Series Fund Inc. and Legg Mason Partners Variable Aggressive Growth Portfolio was named Smith Barney Aggressive Growth Portfolio. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

The fund seeks capital appreciation.

Principal investment strategies

Key investments

The fund invests primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the fund’s assets may be invested in the securities of such companies.

Additional investments

For information on the fund’s additional investments and related risks, please read pages 6-7.

Selection process

The portfolio manager emphasizes individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The portfolio manager focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the fund acquires their stocks.

When evaluating an individual stock, the portfolio manager considers whether the company may benefit from:

■	New technologies, products or services
■	New cost reduction measures
■	Changes in management, or
■	Favorable changes in government regulations

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	Stock prices decline generally.
■	Small or medium capitalization companies fall out of favor with investors.
■	The portfolio manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect.
■	A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company’s stock.
■	Adverse governmental action or political, economic or market instability occurs in a foreign country.
■	Key economic trends become materially unfavorable.

2         Legg Mason Partners Mutual Funds

Compared to large capitalization companies, the securities of small and medium capitalization companies are more likely to:

■	Have more volatile share prices
■	Have more limited product lines
■	Have fewer capital resources
■	Have more limited management depth
■	Experience sharper swings in market prices
■	Be harder to sell at times and prices the manager believes appropriate
■	Offer greater potential for gains and losses

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s non-designated class of shares performance from year to year. (The non-designated class of shares will be redesignated as “Class I” shares on or about May 1, 2007 and are referred to in this prospectus as Class I shares).

Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart

The bar chart shows the performance of the fund’s Class I shares for each of the full calendar years since its inception.

Total Return

Quarterly returns:

Highest: 18.02% in 2nd quarter 2001; Lowest: (26.38)% in 2nd quarter 2002

Comparative performance

This table indicates the risk of investing in Class I shares of the fund by comparing the average annual total return for the periods shown to that of the Russell 3000 Growth

Legg Mason Partners Variable Portfolios III, Inc.         3

Index. The Russell 3000 Growth Index is comprised of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

Risk return table

This table assumes redemption of shares at the end of the period, and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 year	5 year	Since Inception	Inception Date
Fund	8.79%	3.89%	7.01%	11/1/99

Russell 3000 Growth Index	9.46%	3.02%	(2.27)%	*

*	Index comparison begins on 11/1/99.

Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in Class I shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, if included would increase the overall fees and expenses. Your actual fees and expenses will be higher than those shown.

Fee table

Shareholder Fees

(paid directly into your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees*	0.75%

Distribution and service (12b-1) fees	None

Other expenses	0.02%

Total annual fund operating expenses(1)	0.77%

*	Effective November 1, 2005, the management fee payable by the fund is as follows: 0.75% on assets up to and including $1 billion; 0.725% on assets in excess of $1 billion and up to including $2 billion; 0.70% on assets in excess of $2 billion and up to and including $5 billion; 0.675% on assets in excess of $5 billion and up to and including $10 billion; and 0.65% on assets in excess of $10 billion. “Management Fees” in the table have been restated to show the new management fee.

(1)	As a result of voluntary expense limitation the expense ratio will not exceed 1.00%.

Example

This example helps you compare the cost of investing in Class I shares of the fund with other mutual funds. Your actual cost may be higher or lower. This example helps you

4         Legg Mason Partners

compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Your costs would be

Class A (with or without redemption)	$79	$246	$428	$955

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More on the fund’s investments and related risks

Additional investments and investment techniques

The section “Investments, risks and performance” describes the fund’s investment objective and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Foreign investments

The fund may invest in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issues and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type

6         Legg Mason Partners

of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objectives.

Legg Mason Partners Variable Portfolios III, Inc.         7

Management

The manager

LMPFA is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund.

ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

During the fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

A discussion regarding the basis for the board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended October 31, 2006.

The manager, or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The manager, or its affiliates may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager and may be substantial. The Fund’s distributors may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

8         Legg Mason Partners

The portfolio manager

The table below sets forth the name and business experience of the fund’s portfolio manager.

Fund	Portfolio Manager	Business Experience
Legg Mason Partners Variable Aggressive Growth Portfolio	Richard A. Freeman (since inception) 399 Park Avenue New York, New York 10022	Managing Director of ClearBridge; Investment Officer of certain other mutual funds associated with ClearBridge

Richard A. Freeman has been responsible for the day-to-day management of the fund’s portfolio since its inception in 1999. Mr. Freeman has more than 29 years of securities business experience, 21 years of which has been with the manager or its predecessors.

The SAI provides information about the compensation of the portfolio manager, other accounts he manages, and any fund shares held by the portfolio manager, and has more detailed information about the manager.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Transfer agent, shareholder servicing agent and distributors

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholders account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or reck -

Legg Mason Partners Variable Portfolios III, Inc.         9

lessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10         Legg Mason Partners

Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the

Legg Mason Partners Variable Portfolios III, Inc.         11

value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

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Share price

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Because the fund invests in securities of small capitalization issuers — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

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Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

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Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and assets diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its variable investment income and capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative assets diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned inside the contracts would be taxed currently to the policyholders and would remain subject to taxation as ordinary income thereafter, even if the fund were to become adequately diversified.

Legg Mason Partners Variable Portfolios III, Inc.         15

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund; Class I shares for the past five years. The information in the following table has been derived from the financial statements, which have been audited by [                ], an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single Class I share. Total returns represent the rate that a shareholder would have earned (or lost) on a Class I share of the fund assuming reinvestment of all dividends and distributions.

For a Class I share of capital stock outstanding throughout each year ended October 31.

Legg Mason Partners Variable Aggressive Growth Portfolio

	2006(1)		2005(1)	2004	2003	2002
Net Asset Value, Beginning of Year	$14.26		$12.24	$11.43	$9.09	$12.32

Income (Loss) From Operations:
Net investment loss	(0.03)		(0.04)	(0.05)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	1.82		2.11	0.86	2.38	(3.18)

Total Income (Loss) From Operations	1.79		2.07	0.81	2.34	(3.23)

Less Distributions From:
Net realized gain	(0.00	)(2)	(0.05)	—	—	—

Total Distributions	(0.00	)(2)	(0.05)	—	—	—

Net Asset Value, End of Year	$16.05		$14.26	$12.24	$11.43	$9.09

Total Return(2)	12.56%		16.94%	7.09%	25.74%	(26.22)%

Net Assets, End of Year (000s)	$1,191		$1,079	$920	$624	$415

Ratios to Average Net Assets:
Gross expenses	0.78%		0.82%	0.82%	0.82%	0.83%
Net expenses(3)	0.78	(5)	0.82	0.82 (4)	0.82	0.83
Net investment loss	(0.22)		(0.27)	(0.44)	(0.49)	(0.50)

Portfolio Turnover Rate	4%		0%	4%	0%	9%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, will not exceed 1.00%.

(5)	Reflects fee waivers and/or expense reimbursements.

16         Legg Mason Partners

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

(Investment Company Act file no. 811-08372)

L-           2/07

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Aggressive Growth Portfolio Class I

Additional Information

The fund’s website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 800-842-8573 or writing to Legg Mason Partners Variable Portfolios III, Inc., 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room located at 100 F Street, N.E., in Washington, D.C. 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

Legg Mason Partners Variable Aggressive Growth Portfolio

Class II

Supplement dated April     , 2007

to Prospectus dated February     , 2007

The attached prospectus is now dated April     , 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type variable funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information in the prospectus is that of the fund’s predecessor.

The Legg Mason Partners Variable Aggressive Growth Portfolio year-to-date return as of March 31, 2007 was     %.

Management—Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

PROSPECTUS

February 28, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners

Variable Portfolios III, Inc.

Legg Mason Partners Variable

Aggressive Growth Portfolio

Class II

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Variable Portfolios III, Inc.

Legg Mason Partners Variable Aggressive Growth Portfolio

Class II

Contents

Legg Mason Partners Variable Portfolios III, Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

Investments, risks and performance	2

More on the fund’s investments and related risks	6

Management	8

Share transactions	12

Share price	15

Dividends, distributions and taxes	17

Financial highlights	18

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios III, Inc. was named Travelers Series Fund Inc. and Legg Mason Partners Variable Aggressive Growth Portfolio was named Smith Barney Aggressive Growth Portfolio. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

The fund seeks capital appreciation.

Principal investment strategies

Key investments

The fund invests primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the fund’s assets may be invested in the securities of such companies.

Additional investments

For information on the fund’s additional investments and related risks, please read pages 6-7.

Selection process

The portfolio manager emphasizes individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The portfolio manager focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the fund acquires their stocks.

When evaluating an individual stock, the portfolio manager considers whether the company may benefit from:

■	New technologies, products or services
■	New cost reduction measures
■	Changes in management, or
■	Favorable changes in government regulations

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	Stock prices decline generally.
■	Small or medium capitalization companies fall out of favor with investors.
■	The portfolio manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect.
■	A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company’s stock.
■	Adverse governmental action or political, economic or market instability occurs in a foreign country.
■	Key economic trends become materially unfavorable.

2         Legg Mason Partners Variable Aggressive Growth Portfolio

Compared to large capitalization companies, the securities of small and medium capitalization companies are more likely to:

■	Have more volatile share prices
■	Have more limited product lines
■	Have fewer capital resources
■	Have more limited management depth
■	Experience sharper swings in market prices
■	Be harder to sell at times and prices the portfolio manager believes appropriate
■	Offer greater potential for gains and losses

Fund performance

The returns shown in the bar chart and the performance table below are for the non-designated class of shares of the fund (which are offered in a separate prospectus) because no Class II shares were outstanding as of December 15, 2006. (The non-designated class of shares will be redesignated as “Class I” shares on or about May 1, 2007 and are referred to in this prospectus as Class I shares.) Class I and Class II shares are invested in the same portfolio of securities. However, the returns for Class II shares would differ from those of Class I only to the extent that Class II shares have higher expenses than Class I shares.

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s Class I shares performance from year to year.

Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart

The bar chart shows the performance of the fund’s Class I shares for each of the full calendar years since its inception.

Total Return

Quarterly returns:

Highest: 18.02% in 2nd quarter 2001; Lowest: (26.38)% in 2nd quarter 2002

Legg Mason Partners Variable Portfolios III, Inc.         3

Comparative performance

This table indicates the risk of investing in Class I shares of the fund by comparing the average annual total return for the periods shown to that of the Russell 3000 Growth Index. The Russell 3000 Growth Index is comprised of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

Risk return table

This table assumes redemption of Class I shares at the end of the period, and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 year	5 year	Since Inception	Inception Date
Fund	8.79%	3.89%	7.01%	11/1/99

Russell 3000 Growth Index	9.46%	3.02%	(2.27)%	*

*	Index comparison begins on 11/1/99.

Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, if included would increase the overall fees and expenses. Your actual fees and expenses will be higher than those shown.

Fee table

Shareholder Fees

(paid directly into your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees*	0.75%

Distribution and service (12b-1) fees	0.25%

Other expenses	0.02%

Total annual fund operating expenses(1)	1.02%

*	The management fee payable by the fund (which became effective November 1, 2005) is as follows: 0.75% on assets up to and including $1 billion; 0.725% on assets in excess of $1 billion and up to including $2 billion; 0.70% on assets in excess of $2 billion and up to and including $5 billion; 0.675% on assets in excess of $5 billion and up to and including $10 billion; and 0.65% on assets in excess of $10 billion. “Management Fees” in the table have been restated to show the new management fee.

(1)	As a result of a voluntary expense limitation the expense ratio will not exceed 1.25%.

4         Legg Mason Partners Variable Aggressive Growth Portfolio

Example

This example helps you compare the cost of investing in Class II shares of the fund with other mutual funds. Your actual cost may be higher or lower. This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Your costs would be

Class II (with or without redemption)	$104	$324	$563	$1,247

Legg Mason Partners Variable Portfolios III, Inc.         5

More on the fund’s investments and related risks

Additional investments and investment techniques

The section “Investments, risks and performance” describes the fund’s investment objective and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Foreign investments

The fund may invest in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issues and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

6         Legg Mason Partners Variable Aggressive Growth Portfolio

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Legg Mason Partners Variable Portfolios III, Inc.         7

Management

The manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund.

ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as the fund’s subadviser. ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

During the fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

A discussion of the basis for the Board of Directors’ (the “Board’s”) approval of the fund’s management and subadvisory agreements with its prior manager is available in the fund’s Annual Report for the fiscal year ended October 31, 2006.

The portfolio manager

The table below sets forth the name and business experience of the fund’s portfolio manager.

Fund	Portfolio Manager	Business Experience
Legg Mason Partners Variable Aggressive Growth Portfolio	Richard A. Freeman (since inception) ClearBridge 399 Park Avenue New York, New York 10022	Managing Director of ClearBridge, or its predecessors; Investment Officer of certain other mutual funds associated with ClearBridge, or its predecessors

8         Legg Mason Partners Variable Aggressive Growth Portfolio

Richard A. Freeman has been responsible for the day-to-day management of the fund’s portfolio since its inception in 1999. Mr. Freeman has more than 29 years of securities business experience, 21 years of which has been with the manager or its predecessors.

The SAI provides information about the compensation of the portfolio manager, other accounts he manages, and any fund shares held by the portfolio manager, and has more detailed information about the manager.

Other information

The fund’s Board and the fund’s shareholders, where required, have approved a number of initiatives designed to streamline and restructure the fund complex. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents, and investment matters, including standardized fundamental investment policies and the ability to change its investment objective without shareholder approval. These matters generally are expected to be effectuated during the first half of 2007.

Transfer agent, shareholder servicing agent and distributors

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholders account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

Plan of distribution

The fund has adopted a shareholder services and distribution plan for Class II shares. Under the plan, Class II shares of the fund are subject to a distribution fee of 0.25% of the average daily net assets of the Class. The plan allows Class II shares of the fund to bear distribution fees in connection with the sale and distribution of Class II shares. It also allows the fund to pay for services to Class II shareholders. This fee is an ongoing expense and over time may cost you more than paying other types of sales charges.

In addition, the fund’s distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments by the distributors and/or their affiliates described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please

Legg Mason Partners Variable Portfolios III, Inc.         9

contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

10         Legg Mason Partners Variable Aggressive Growth Portfolio

The order required SBFM to recommend a new transfer agent contract to the fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Portfolios III, Inc.         11

Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

The fund offers Class I shares through a separate prospectus. Class I shares are not subject to a distribution fee and are available only through separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans.

Certain insurance companies may have selected, and the distributors may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributors or their affiliates to such insurance company would decrease.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in

12         Legg Mason Partners Variable Aggressive Growth Portfolio

order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt

Legg Mason Partners Variable Portfolios III, Inc.         13

additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

14         Legg Mason Partners Variable Aggressive Growth Portfolio

Share price

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. The fund calculates net asset value separately for each class of shares. This calculation is done when regular trading closes on the NYSE. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Because the fund invests in securities of small capitalization issuers — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Legg Mason Partners Variable Portfolios III, Inc.         15

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

16         Legg Mason Partners Variable Aggressive Growth Portfolio

Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and assets diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative assets diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Legg Mason Partners Variable Portfolios III, Inc.         17

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund’s Class I shares (as described below) since the fund’s commencement of operations. The fund created Class II shares on December 14, 2006. Prior to that date, the fund issued one class of shares, which on or about May 1, 2007 will be designated Class I shares and are referred to in this prospectus as Class I shares. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund’s Class I share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the financial statements, which have been audited by [                            ], an independent registered public accounting firm, whose report, along with the fund’s financial statements, are included in the annual report (available upon request).

For a Class I share of capital stock outstanding throughout each period ended October 31 (except as otherwise noted):

Legg Mason Partners Variable Aggressive Growth Portfolio

	2006(1)		2005(1)	2004	2003	2002
Net Asset Value, Beginning of Year	$14.26		$12.24	$11.43	$9.09	$12.32

Income (Loss) From Operations:
Net investment loss	(0.03)		(0.04)	(0.05)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	1.82		2.11	0.86	2.38	(3.18)

Total Income (Loss) From Operations	1.79		2.07	0.81	2.34	(3.23)

Less Distributions From:
Net realized gains	(0.00	)(2)	(0.05)	—	—	—

Total distributions	(0.00	)(2)	(0.05)	—	—	—

Net Asset Value, End of Year	$16.05		$14.26	$12.24	$11.43	$9.09

Total Return(3)	12.56%		16.94%	7.09%	25.74%	(26.22)%

Net Assets, End of Year (millions)	$1,191		$1,079	$920	$624	$415

Ratios to Average Net Assets:
Gross expenses	0.78%		0.82%	0.82%	0.82%	0.83%
Net expenses(4)	0.78	(5)	0.82	0.82 (5)	0.82	0.83
Net investment loss	(0.22)		(0.27)	(0.44)	(0.49)	(0.50)

Portfolio Turnover Rate	4%		0%	4%	0%	9%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, will not exceed 1.00%.

(5)	Reflects fee waivers and/or expense reimbursements.

18         Legg Mason Partners Variable Aggressive Growth Portfolio

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

(Investment Company Act file no. 811-08372)

L-12410 2/07

Legg Mason Partners
Variable Portfolios III, Inc.

Legg Mason Partners Variable
Aggressive Growth Portfolio

Class II

Additional Information

The fund’s website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-451-2010 or writing to Legg Mason Partners Variable Portfolios III, Inc., 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room located at 100 F. Street N.E., Washington, D.C. 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

LEGG MASON PARTNERS VARIABLE INTERNATIONAL ALL CAP GROWTH PORTFOLIO

Supplement dated April [    ], 2007

to Prospectus dated February [    ], 2007

The attached prospectus is now dated April [    ], 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type variable funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information in the prospectus is that of the fund’s predecessor.

The Legg Mason Partners Variable International All Cap Growth Portfolio year-to-date return as of March 31, 2007 was [    ]%.

Management – Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

PROSPECTUS

February     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable International All Cap Growth Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable International All Cap Growth Portfolio

Contents

Legg Mason Partners Variable Portfolios III, Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

Investments, risks and performance	2

More on the fund’s investments and related risks	6

Management	9

Share transactions	12

Share price	14

Dividends, distributions and taxes	16

Financial highlights	17

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios III, Inc. was named Travelers Series Fund Inc. and Legg Mason Partners Variable International All Cap Growth Portfolio was named Smith Barney International All Cap Growth Portfolio. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

Total return on its assets from growth of capital and income.

Principal investment strategies

Key investments

The fund invests primarily in equity securities of foreign companies. The fund, under normal market conditions, invests at least 80% of the value of its net assets in a diversified portfolio of equity securities and may invest up to 20% of the value of its net assets in bonds, notes and debt securities. The fund invests at least 80% of its assets in companies organized or governments located in any area of the world other than the United States. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights.

Additional investments

For information on the fund’s additional investments and related risks, please read pages 6-8.

Selection process

The portfolio manager emphasizes individual security selection while diversifying the fund’s investments across regions and countries, which can help to reduce risk. While the portfolio manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the portfolio manager’s assessment of overseas potential for long-term growth, the fund’s emphasis among foreign markets and types of issuers may vary.

In selecting individual companies for investment, the portfolio manager looks for:

■	Above-average earnings growth
■	High relative return on invested capital
■	Experienced and effective management
■	Competitive advantages
■	Strong financial condition
■	The range of individual investment opportunities

By spreading the fund’s investments across many international markets, the portfolio manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds which may allocate a substantial portion of assets to the U.S. markets, the fund invests substantially all of its assets in countries outside of the United States.

In allocating assets among countries and regions, the economic and political factors that the portfolio manager evaluates include:

■	Low or decelerating inflation which creates a favorable environment for securities markets
■	Stable government with policies that encourage economic growth, equity investment and development of securities markets
■	Currency stability

2         Legg Mason Partners Mutual Funds

Principal risks of investing in the fund

While investing in foreign securities can bring benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	Foreign stock prices decline.
■	Adverse governmental action or political, economic or market instability occurs in a foreign country.
■	The currency in which a security is priced declines in value relative to the U.S. dollar.
■	The portfolio manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart

The bar chart shows the performance of the fund’s shares for each of the last ten calendar years.

Total Return

Quarterly returns:

Highest: 47.43% in 4th quarter 1999; Lowest: (21.79)% in 1st quarter 2001.

Legg Mason Partners Variable Portfolios III, Inc.         3

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Growth Index (“MSCI EAFE Growth Index”), a market capitalization-weighted index that measures the performance of the leading growth stocks in 21 developed countries outside of North America. (The 21 countries are Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, New Zealand, Hong Kong, Japan and Singapore.) An investor cannot invest directly in an index.

Risk return table

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Fund	25.86%	9.43%	4.21%

MSCI EAFE Growth Index*	22.33%	12.27%	5.07%

*	The MSCI EAFE Growth Index is unmanaged and is not subject to the same management fees and expenses as a mutual fund.

Fees and expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, if included, would increase the overall fees and expenses. Your actual fees and expenses will be higher than shown.

Fee table

Shareholder Fees

(paid directly into your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees*	0.85%

Distribution and service (12b-1) fees	None

Other expenses	0.09%

Total annual fund operating expenses	0.94%

*	The fund has a fee schedule (which became effective November 1, 2005) that reduces the management fee payable by the fund on its average daily net assets in excess of $1 billion as follows: 0.85% on assets up to and including $1 billion; 0.825% on assets in excess of $1 billion and up to including $2 billion; 0.80% on assets in excess of $2 billion and up to and including $5 billion; 0.775% on assets in excess of $5 billion and up to and including $10 billion; and 0.75% on assets in excess of $10 billion.

4         Legg Mason Partners

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Your costs would be

Class A (with or without redemption)	$96	$300	$520	$1,155

Legg Mason Partners Variable Portfolios III, Inc.         5

More on the fund’s investments and related risks

Additional investments and investment techniques

The section entitled “Investments, risks and performance” describes the fund’s investment objective and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

The fund may invest up to 20% of its assets in bonds, notes and debt securities (consisting of securities issued in the Euro currency markets or obligations of the United States or foreign governments and their political subdivisions).

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Fixed income investments

Subject to its particular investment policies, the fund may, to a limited extent, invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Foreign and emerging market investments

The fund invests primarily in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic

6         Legg Mason Partners

instability and the possible imposition of exchange controls or other restrictions on investments. Since the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	To enhance the fund’s return
■	As a cash flow management technique

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Legg Mason Partners Variable Portfolios III, Inc.         7

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objectives.

8         Legg Mason Partners

Management

The manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

During the fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

A discussion regarding the basis for the board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended October 31, 2006.

The manager or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The manager may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager and may be substantial. The fund’s distributors may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Legg Mason Partners Variable Portfolios III, Inc.         9

The portfolio manager

The table below sets forth the name and business experience of the fund’s portfolio manager.

Fund	Portfolio Manager	Business Experience
Legg Mason Partners Variable International All Cap Growth Portfolio	Jeffrey Russell (since inception) 399 Park Avenue New York, New York 10022	Managing Director of ClearBridge; Investment Officer of certain mutual funds associated with ClearBridge

The SAI provides information about the compensation of the portfolio manager, other accounts he manages, and any fund shares held by the portfolio manager, and has more detailed information about the manager.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Transfer agent, shareholder servicing agent and distributors

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to

10         Legg Mason Partners

continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Portfolios III, Inc.         11

Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

12         Legg Mason Partners

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading activity.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Legg Mason Partners Variable Portfolios III, Inc.         13

Share price

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Because the fund invests in securities of emerging market issuers — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain per -

14         Legg Mason Partners

centage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Legg Mason Partners Variable Portfolios III, Inc.         15

Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

16         Legg Mason Partners

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been derived from the fund’s financial statements, which have been audited by [                ], an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout each year ended October 31:

Legg Mason Partners Variable International All Cap Growth Portfolio

	2006	2005	2004(1)	2003(1)	2002(1)
Net Asset Value, Beginning of Year	$13.56	$11.77	$10.43	$8.78	$11.18

Income (Loss) From Operations:
Net investment income	0.17	0.13	0.07	0.10	0.04
Net realized and unrealized gain (loss)	3.25	1.77	1.37	1.60	(2.39)

Total Income (Loss) From Operations	3.42	1.90	1.44	1.70	(2.35)

Less Distributions From:
Net investment income	(0.19)	(0.11)	(0.10)	(0.05)	(0.05)

Total Distributions	(0.19)	(0.11)	(0.10)	(0.05)	(0.05)

Net Asset Value, End of Year	$16.79	$13.56	$11.77	$10.43	$8.78

Total Return(2)	25.46%	16.21%	13.90%	19.45%	(20.97)%

Net Assets, End of Year (000s)	$170	$160,377	$159,722	$179,671	$170,067

Ratios to Average Net Assets:
Gross expenses	0.96%	1.00%	1.01%	0.99%	1.00%
Net expenses(3)	0.96 (4)	1.00	1.01 (4)	0.99	1.00
Net investment income	1.03	0.98	0.67	1.07	0.42

Portfolio Turnover Rate	8%	16%	21%	45%	27%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, will not exceed 1.50%.

(4)	Reflects fee waivers and/or expenses reimbursements.

Legg Mason Partners Variable Portfolios III, Inc.         17

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

(Investment Company Act file no. 811-08372)

            /07

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable International All Cap Growth Portfolio

Additional Information

The fund’s website does not make available its SAI and shareholders reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 800-842-8573 or writing to Legg Mason Partners Variable Portfolios III, Inc., 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room located at 100 F Street, N.E., in Washington, D.C. 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

LEGG MASON PARTNERS VARIABLE LARGE CAP GROWTH PORTFOLIO

Class I

Supplement dated April [    ], 2007

to Prospectus dated February [    ], 2007

The attached prospectus is now dated April [    ], 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type variable funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information in the prospectus is that of the fund’s predecessor.

The Legg Mason Partners Variable Large Cap Growth Portfolio Class I shares year-to-date return as of March 31, 2007 was [            ]%.

Management – Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

PROSPECTUS

February     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Large Cap Growth Portfolio

Class I

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Large Cap Growth Portfolio

Class I

Contents

Legg Mason Partners Variable Portfolios III, Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

Investments, risks and performance	2

More on the fund’s investments and related risks	6

Management	8

Share transactions	11

Share price	13

Dividends, distributions and taxes	14

Financial highlights	15

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios III, Inc. was named Travelers Series Fund Inc. and Legg Mason Partners Variable Large Cap Growth Portfolio was named Smith Barney Large Capitalization Growth Portfolio. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

Long-term growth of capital.

Principal investment strategies

Key investments

The fund invests, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics of U.S. companies with large market capitalizations. Large market capitalization companies are currently defined as those whose market capitalizations are similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy. Up to 20% of the value of the fund’s net assets may be invested in companies with smaller market capitalizations.

Additional investments

For information on the fund’s additional investments and related risks, please read pages 6-7.

Selection process

The portfolio manager emphasizes individual security selection while diversifying the fund’s investments across industries which may help to reduce risk. The portfolio manager attempts to identify established large capitalization companies with the highest growth potential. The portfolio manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the portfolio manager attempts to identify the best values available among the growth companies identified. The core holdings of the fund will be large capitalization companies that are dominant in their industries, global in scope and have a long-term history of performance. The fund has the flexibility, however, to invest up to 20% of the fund’s net assets plus any borrowings for investment purposes in companies with other market capitalizations. Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume resulting in a high degree of liquidity. Companies whose capitalization falls below this level after purchase will continue to be considered large capitalization companies for purposes of the 80% policy.

In selecting individual companies for investment, the portfolio manager looks for:

■	Favorable earnings prospects
■	Technological innovation
■	Industry dominance
■	Competitive products and services
■	Global scope
■	Long-term history of performance
■	Consistent and sustainable long-term growth in dividends and earnings per share
■	Strong cash flow
■	High return on equity
■	Strong financial condition
■	Experienced and effective management

2         Legg Mason Partners Mutual Funds

Principal risks of investing in the fund

While investing in large capitalization growth securities can bring benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	The U.S. stock market goes down.
■	Growth stocks or large capitalization stocks are temporarily out of favor.
■	The portfolio manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.
■	An adverse event, such as negative press reports about a company in the fund, depresses the value of the company’s stock.
■	Key economic trends become materially unfavorable.

Shareholder notice

The following policy is subject to change only upon 60 days’ prior notice to shareholders: the fund normally invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of companies with large market capitalizations.

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s non-designated class of shares performance from year to year. (The non-designated class of shares will be redesignated as “Class I” shares on or about May 1, 2007 and are referred to in this prospectus as Class I shares.) Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart

The bar chart shows the performance of the fund’s Class I shares for each of the full calendar years since its inception.

Total Return

Quarterly returns:

Highest: 23.64% in 4th quarter 1999; Lowest: (18.15)% in 2nd quarter 2002

Legg Mason Partners Variable Portfolios III, Inc.         3

Comparative performance

This table indicates the risk of investing in Class I shares of the fund by comparing the average annual total return for the periods shown to that of the Russell 1000 Growth Index, an unmanaged index considered indicative of the growth-oriented domestic stock market in general and comprised of stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in an index.

Risk return table

This table assumes redemption of Class I shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 Year	5 Years	Since Inception	Inception Date
Fund	4.60%	4.16%	5.58%	5/1/98

Russell 1000 Growth Index	9.07%	2.69%	1.24%	*

*	Index comparison begins on 5/1/98.

Fees and expenses

This table sets forth the fees and expenses you may pay if you invest in Class I shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, included would increase the overall fees and expense. Your actual fees and expenses will be higher than shown.

Fee table

Shareholder Fees

(paid directly from your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees*	0.75%

Distribution and service (12b-1) fees	None

Other expenses	0.06%

Total annual fund operating expenses	0.81%

*	The fund has a fee schedule (which became effective November 1, 2005) that reduces the management fee payable on assets in excess of $1 billion as follows: 0.75% on assets up to and including $1 billion; 0.725% on assets in excess of $1 billion and up to and including $2 billion; 0.70% on assets in excess of $2 billion and up to and including $5 billion; 0.675% on assets in excess of $5 billion and up to and including $10 billion; and 0.65% on assets in excess of $10 billion.

4         Legg Mason Partners

Example

This example helps you compare the cost of investing in Class I shares of the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Your costs would be

Class A (with or without redemption)	$83	$259	$450	$1,003

Legg Mason Partners Variable Portfolios III, Inc.         5

More on the fund’s investments and related risks

Additional investments and investment techniques

The section “Investments, risks and performance” describes the fund’s investment objective and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Although the fund intends to be fully invested in equity securities of growth companies, it may invest up to 20% of its total assets in money market instruments for cash management purposes.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Foreign investments

The fund may invest in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities

6         Legg Mason Partners

■	To enhance the fund’s return
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objectives.

Legg Mason Partners Variable Portfolios III, Inc.         7

Management

The manager

LMPFA is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

During the fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets. A discussion regarding the basis for the board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended October 31, 2006.

The manager or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The manager may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager and may be substantial. The fund’s distributors may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

8         Legg Mason Partners

The portfolio manager

The table below sets forth the name and business experience of the fund’s portfolio manager.

Fund	Portfolio Manager	Business Experience
Legg Mason Partners Variable Large Cap Growth Portfolio	Alan Blake (since inception) 399 Park Avenue New York, New York 10022	Managing Director of ClearBridge; Investment Officer of certain mutual funds associated with ClearBridge.

The SAI provides information about the compensation of the portfolio manager, other accounts he manages, and any fund shares held by the portfolio manager, and has more detailed information about the manager.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Transfer agent, shareholder servicing agent and distributors

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new

Legg Mason Partners Variable Portfolios III, Inc.         9

transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10         Legg Mason Partners

Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does

Legg Mason Partners Variable Portfolios III, Inc.         11

not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

12         Legg Mason Partners

Share price

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Legg Mason Partners Variable Portfolios III, Inc.         13

Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

14         Legg Mason Partners

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund’s Class I shares for the past five years. The information in the following table has been derived from the fund’s financial statements, which have been audited by [            ], an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single Class I share. Total returns represent the rate that a shareholder would have earned (or lost) on a Class I share of the fund assuming reinvestment of all dividends and distributions.

For a Class I share of capital stock outstanding throughout each year ended October 31:

Legg Mason Partners Variable Large Cap Growth Portfolio

	2006	2005	2004		2003	2002
Net Asset Value, Beginning of Year	$14.51	$13.15	$13.76		$9.91	$11.86

Income (Loss) From Operations:
Net investment income (loss)	0.02	0.06	(0.00	)(1)	0.01	0.02
Net realized and unrealized gain (loss)	0.88	1.35	(0.61)		3.86	(1.95)

Total Income (Loss) From Operations	0.90	1.41	(0.61)		3.87	(1.93)

Less Distributions From:
Net investment income	(0.02)	(0.05)	(0.00	)(1)	(0.02)	(0.02)
Return of capital	—	—	(0.00	)(1)	—	—

Total Distributions	(0.02)	(0.05)	(0.00	)(1)	(0.02)	(0.02)

Net Asset Value, End of Year	$15.39	$14.51	$13.15		$13.76	$9.91

Total Return(2)	6.20%	10.74%	(4.42)%		39.16%	(16.29)%

Net Assets, End of Year (millions)	$332	$378	$390		$354	$225

Ratios to Average Net Assets:
Gross expenses	0.81%	0.79%	0.78%		0.79%	0.80%
Net expenses	0.81 (1)	0.79	0.78	(3)	0.79	0.80
Net investment income (loss)	0.13	0.43	(0.02)		0.06	0.13

Portfolio Turnover Rate	12%	20%	7%		16%	19%

(1)	Amount represents less than $0.01 per share.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Variable Portfolios III, Inc.         15

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

(Investment Company Act file no. 811-08372)

             /07

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Large Cap Growth Portfolio

Class I

Additional Information

The fund’s website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information. The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 800-842-8573 or writing to Legg Mason Partners Variable Portfolios III, Inc., 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room located at 100 F Street, N.E., in Washington, D.C. 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

Legg Mason Partners Variable Large Cap Growth

Class II

Supplement dated April     , 2007

to Prospectus dated February     , 2007

The attached prospectus is now dated April     , 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type variable funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information in the prospectus is that of the fund’s predecessor.

The Legg Mason Partners Variable Large Cap Growth Portfolio Class II year-to-date return as of March 31, 2007 was     %.

Management — Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

EXPERIENCE

PROSPECTUS

February 28, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Large Cap Growth Portfolio

Class II

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Variable Portfolios III, Inc.

Legg Mason Partners

Variable Large Cap

Growth Portfolio

Class II

Contents

Legg Mason Partners Variable Portfolios III, Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

Investments, risks and performance	2

More on the fund’s investments and related risks	6

Management	8

Share transactions	12

Share price	15

Dividends, distributions and taxes	16

Financial highlights	17

Prior to May 1, 2006, the Company was named Travelers Series Fund Inc. and Legg Mason Partners Variable Large Cap Growth Portfolio was named Smith Barney Large Capitalization Growth Portfolio. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

Long-term growth of capital.

Principal investment strategies

Key investments

The fund invests, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics of U.S. companies with large market capitalizations. Large market capitalization companies are currently defined as those whose market capitalizations are similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy. Up to 20% of the value of the fund’s net assets may be invested in companies with smaller market capitalizations.

Additional investments

For information on the fund’s additional investments and related risks, please read pages 6-7.

Selection process

The portfolio manager emphasizes individual security selection while diversifying the fund’s investments across industries which may help to reduce risk. The portfolio manager attempts to identify established large capitalization companies with the highest growth potential. The portfolio manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the portfolio manager attempts to identify the best values available among the growth companies identified. The core holdings of the fund will be large capitalization companies that are dominant in their industries, global in scope and have a long-term history of performance. The fund has the flexibility, however, to invest up to 20% of the fund’s net assets plus any borrowings for investment purposes in companies with other market capitalizations. Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume resulting in a high degree of liquidity. Companies whose capitalization falls below this level after purchase will continue to be considered large capitalization companies for purposes of the 80% policy.

In selecting individual companies for investment, the portfolio manager looks for:

■	Favorable earnings prospects
■	Technological innovation
■	Industry dominance
■	Competitive products and services
■	Global scope
■	Long-term history of performance
■	Consistent and sustainable long-term growth in dividends and earnings per share
■	Strong cash flow
■	High return on equity

2         Legg Mason Partners Variable Large Cap Growth Portfolio

■	Strong financial condition
■	Experienced and effective management

Principal risks of investing in the fund

While investing in large capitalization growth securities can bring benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	The U.S. stock market goes down.
■	Growth stocks or large capitalization stocks are temporarily out of favor.
■	The portfolio manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.
■	An adverse event, such as negative press reports about a company in the fund, depresses the value of the company’s stock.
■	Key economic trends become materially unfavorable.

Shareholder notice

The following policy is subject to change only upon 60 days’ prior notice to shareholders: the fund normally invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of companies with large market capitalizations.

Fund performance

The returns shown in the bar chart and the performance table below are for the non-designated class of shares of the fund (which are offered in a separate prospectus) because no Class II shares were outstanding as of December 31, 2006. (The non-designated class of shares will be redesignated as “Class I” shares on or about May 1, 2007 and are referred to in this prospectus as Class I shares.) Class I and Class II shares are invested in the same portfolio of securities. However, the returns for Class II shares would differ from those of Class I only to the extent that Class II shares have higher expenses than Class I shares.

This bar chart indicates the risks of investing in the fund by showing changes in the performance of the fund’s Class I shares from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the separate account prospectus for more information on expenses.

Legg Mason Partners Variable Portfolios III, Inc.         3

Risk return bar chart

The bar chart shows the performance of the fund’s Class I shares for each of the full calendar years since its inception.

Total Return

Highest and Lowest quarterly Returns (for periods shown in the bar chart):

Highest: 23.64% in 4th quarter 1999; Lowest: (18.15)% in 2nd quarter 2002

Comparative performance

This table indicates the risk of investing in Class I shares of the fund by comparing the average annual total return for the periods shown to that of the Russell 1000 Growth Index, an unmanaged index considered indicative of the growth-oriented domestic stock market in general and comprised of stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in an index.

Risk return table

This table assumes redemption of Class I shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 Year	5 Years	Since Inception	Inception Date
Fund	4.60%	4.16%	5.58%	5/1/98

Russell 1000 Growth Index	9.07%	2.69%	1.24%	*

*	Index comparison begins on 5/1/98.

4         Legg Mason Partners Variable Large Cap Growth Portfolio

Fees and expenses

This table sets forth the fees and expenses you may pay if you invest in Class II shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, included would increase the overall fees and expense. Your actual fees and expenses will be higher than shown.

Fee table

Shareholder Fees

(paid directly from your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees*	0.75%

Distribution and service (12b-1) fees	0.25%

Other expenses	0.06%

Total annual fund operating expenses	1.06%

*	Effective November 1, 2005, the fund has a fee schedule that reduces the management fee payable on assets in excess of $1 billion as follows: 0.75% on assets up to and including $1 billion; 0.725% on assets in excess of $1 billion and up to and including $2 billion; 0.70% on assets in excess of $2 billion and up to and including $5 billion; 0.675% on assets in excess of $5 billion and up to and including $10 billion; and 0.65% on assets in excess of $10 billion.

Example

This example helps you compare the cost of investing in Class II shares of the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Your costs would be

Class II (with or without redemption)	$108	$337	$584	$1,223

Legg Mason Partners Variable Portfolios III, Inc.         5

More on the fund’s investments and related risks

Additional investments and investment techniques

The section “Investments, risks and performance” describes the fund’s investment objective and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Although the fund intends to be fully invested in equity securities of growth companies, it may invest up to 20% of its total assets in money market instruments for cash management purposes.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Foreign investments

The fund may invest in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities

6         Legg Mason Partners Variable Large Cap Growth Portfolio

■	To enhance the fund’s return
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Legg Mason Partners Variable Portfolios III, Inc.         7

Management

The manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund.

ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund as the subadviser, except for the management of cash and short-term instruments, which is performed by LMPFA. ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

During the fiscal year ended October 31, 2006, the fund paid a management fee of 0.75% of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to 0.75% of the fund’s average daily net assets. For the period from August 1, 2006 through October 31, 2006, the fund paid LMPFA a management fee equal to 0.75% of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ (the “Board”) approval of the fund’s management and subadvisory agreements is available in the fund’s Annual Report for the fiscal year ended October 31, 2006.

The portfolio manager

The table below sets forth the name and business experience of the fund’s portfolio manager.

Fund	Portfolio Manager	Business Experience
Legg Mason Partners Variable Large Cap Growth Portfolio	Alan Blake (since inception) ClearBridge 399 Park Avenue New York, New York 10022	Managing Director of ClearBridge or its predecessors; Investment Officer of certain mutual funds associated with ClearBridge or its predecessors.

8         Legg Mason Partners Variable Large Cap Growth Portfolio

The SAI provides information about the compensation of the portfolio manager, other accounts he manages, and any fund shares held by the portfolio manager, and has more detailed information about the manager, the subadviser and other fund service providers.

Other information

The fund’s Board and (where required) the fund’s shareholders have approved a number of initiatives designed to streamline and restructure the fund complex. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders have also approved investment matters, including standardized fundamental investment policies and the ability of the fund to change its investment objective without shareholder approval. These matters generally are expected to be effectuated during the first half of 2007.

Transfer agent, shareholder servicing agent and distributors

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

Plan of distribution

The fund has adopted a shareholder services and distribution plan for Class II shares. Under the plan, Class II shares of the fund are subject to a distribution fee of 0.25% of the average daily net assets of the Class. The plan allows Class II shares of the fund to bear distribution fees in connection with the sale and distribution of Class II shares. It also allows the fund to pay for services to Class II shareholders. This fee is an ongoing expense and over time may cost you more than paying other types of sales charges.

In addition, the fund’s distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments by the distributors and/or their affiliates described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Legg Mason Partners Variable Portfolios III, Inc.         9

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive

10         Legg Mason Partners Variable Large Cap Growth Portfolio

bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Portfolios III, Inc.         11

Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The Company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

The fund reserves the right to reject any specific purchase order.

The fund offers Class I shares through a separate prospectus. Class I shares are not subject to a distribution fee and are available only through separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans.

Certain insurance companies may have selected, and the distributors may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributors or their affiliates to such insurance company would decrease.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the

12         Legg Mason Partners Variable Large Cap Growth Portfolio

fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable

Legg Mason Partners Variable Portfolios III, Inc.         13

to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

14         Legg Mason Partners Variable Large Cap Growth Portfolio

Share price

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. Net asset value is calculated separately for each class of shares. This calculation is done when regular trading closes on the NYSE. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Legg Mason Partners Variable Portfolios III, Inc.         15

Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution and investor control requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for Federal income tax purposes. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

In order to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. So long as the fund qualifies as a “regulated investment company,” each segregated asset account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. As noted above, the fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance and to certain qualified pension and retirement plans; if the fund were to sell its shares to other categories of shareholders, the fund may fail to comply with applicable Treasury requirements regarding investor control. If the fund should fail to comply with the diversification or investor control requirements or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned inside the contracts would be taxed currently to the policyholders and would remain subject to taxation as ordinary income thereafter, even if the fund were to become adequately diversified.

16         Legg Mason Partners Variable Large Cap Growth Portfolio

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund’s Class I shares (as described below) since the fund’s commencement of operations. The fund created Class II shares on December 15, 2006. Prior to that date, the fund issued one class of shares, which on or about May 1, 2007 will be designated Class I shares and are referred to in this prospectus as Class I shares. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund’s Class I share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s financial statements, which have been audited by [                ], an independent registered public accounting firm, whose report, along with the fund’s financial statements, are included in the annual report (available upon request).

For a Class I share of capital stock outstanding throughout each year ended October 31:

Legg Mason Partners Variable Large Cap Growth Portfolio

	2006	2005	2004		2003	2002
Net Asset Value, Beginning of Year	$14.51	$13.15	$13.76		$9.91	$11.86

Income (Loss) From Operations:
Net investment income (loss)	0.02	0.06	(0.00	)(1)	0.01	0.02
Net realized and unrealized gain (loss)	0.88	1.35	(0.61)		3.86	(1.95)

Total Income (Loss) From Operations	0.90	1.41	(0.61)		3.87	(1.93)

Less Distributions From:
Net investment income	(0.02)	(0.05)	(0.00	)(1)	(0.02)	(0.02)
Return of capital	—	—	(0.00	)(1)	—	—

Total distributions	(0.02)	(0.05)	(0.00	)(1)	(0.02)	(0.02)

Net Asset Value, End of Year	$15.39	$14.51	$13.15		$13.76	$9.91

Total Return(2)	6.20%	10.74%	(4.42)%		39.16%	(16.29)%

Net Assets, End of Year (millions)	$332	$378	$390		$354	$225

Ratios to Average Net Assets:
Gross expenses	0.81%	0.79%	0.78%		0.79%	0.80%
Net expenses	0.81 (3)	0.79	0.78	(3)	0.79	0.80
Net investment income (loss)	0.13	0.43	(0.02)		0.06	0.13

Portfolio Turnover Rate	12%	20%	7%		16%	19%

(1)	Amount represents less than $0.01 per share.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(3)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Variable Portfolios III, Inc.         17

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

(Investment Company Act file no. 811-08372)

L12410 2/07

Legg Mason Partners

Variable Portfolios III, Inc.

Legg Mason Partners

Variable Large Cap Growth Portfolio

Class II

Additional Information

The fund’s website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information. The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-451-2010 or writing to Legg Mason Partners Variable Portfolios III, Inc.. 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room located at 100 F. Street, N.E., Washington, D.C. 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

LEGG MASON PARTNERS VARIABLE LARGE CAP VALUE PORTFOLIO

Supplement dated April [    ], 2007

to Prospectus dated February [    ], 2007

The attached prospectus is now dated April [    ], 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type variable funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information in the prospectus is that of the fund’s predecessor.

The Legg Mason Partners Variable Large Cap Value Portfolio year-to-date return as of March 31, 2007 was [            ]%.

Management – Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

EXPERIENCE

PROSPECTUS

February     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Large Cap Value Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Large Cap Value Portfolio

Contents

Legg Mason Partners Variable Portfolios III, Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

Investments, risks and performance	2

More on the fund’s investments and related risks	6

Management	8

Share transactions	12

Share price	14

Dividends, distributions and taxes	15

Financial highlights	16

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios III, Inc. was named Travelers Series Fund Inc. and Legg Mason Partners Variable Large Cap Value Portfolio was named Smith Barney Large Cap Value Portfolio. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

Long-term growth of capital with current income a secondary objective.

Principal investment strategies

Key investments

Under normal conditions, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of U.S. companies with large market capitalizations. Large capitalization companies are defined by the fund as those companies with market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchased by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy.

Additional investments

For information on the fund’s additional investments and related risks, please read pages 6-7.

Selection process

The portfolio managers emphasize individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The portfolio managers focus on established large capitalization companies, seeking to identify those companies with favorable valuations and attractive growth potential. The portfolio managers employ fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the portfolio managers look for:

■	Share prices that appear to be temporarily oversold or do not reflect positive company developments.
■	Share prices that appear to undervalue the company’s assets, particularly on a sum-of-the-parts basis.
■	Special situations including corporate events, changes in management, regulatory changes or turnaround situations.
■	Company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

Principal risks of investing in the fund

While investing in large capitalization value securities can bring benefits, it may involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	U.S. stock markets decline.
■	An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.
■	Large capitalization stocks fall out of favor with investors.

2         Legg Mason Partners Mutual Funds

■	The portfolio managers’ judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or stock proves to be incorrect.
■	Key economic trends become materially unfavorable.

Shareholder notice

The following policy is subject to change only upon 60 days’ prior notice to shareholders: the fund normally invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of companies with large market capitalizations.

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart

The bar chart shows the performance of the fund’s shares for each of the last ten calendar years.

Total Return

Quarterly returns:

Highest: 18.93% in 2nd quarter 2003; Lowest: (21.29)% in 3rd quarter 2002.

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500/Citigroup Value Index, an index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500 Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on a number of factors.

Legg Mason Partners Variable Portfolios III, Inc.         3

Until December 16, 2005, when Standard & Poor’s changed both the name of the index and its calculation methodology, the index was called the S&P 500/BARRA Value Index. An investor cannot invest directly in an index.

Risk return table

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Fund	18.27%	5.81%	6.72%

S&P 500/Citigroup Value Index	20.80%	9.06%	9.28%

Fees and expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, if included, would increase the overall fees and expenses. Your actual fees and expenses will be higher than shown.

Fee table

Shareholder Fees

(paid directly into your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees	0.60%

Distribution and service (12b-1) fees	None

Other expenses	0.05%

Total annual fund operating expenses	0.65%

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

4         Legg Mason Partners Mutual Funds

■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Your costs would be
Class A (with or without redemption)	$66	$207	$361	$808

Legg Mason Partners Variable Portfolios III, Inc.         5

More on the fund’s investments and related risks

Additional investments and investment techniques

The section entitled “Investments, risks and performance” describes the fund’s investment objectives and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Foreign investments

The fund may invest in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	To enhance the fund’s return
■	As a cash flow management technique

6         Legg Mason Partners Mutual Funds

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objectives.

Legg Mason Partners Variable Portfolios III, Inc.         7

Management

The manager

LMPFA is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

During the fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

A discussion regarding the basis for the board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended October 31, 2006.

The manager or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The manager may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager and may be substantial. The fund’s distributors may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

8         Legg Mason Partners Mutual Funds

The portfolio manager

The table below sets forth the name and business experience of the fund’s portfolio managers.

Fund	Portfolio Manager	Business Experience
Legg Mason Partners Variable Large Cap Value Portfolio	Robert Feitler (since 2004) 399 Park Avenue New York, New York 10022 Mark McAllister (since 2003) 399 Park Avenue New York, New York 10022

Director of ClearBridge;

Investment Officer of certain mutual funds associated with ClearBridge since 2004

Managing Director of ClearBridge; Investment Officer of certain mutual funds associated with ClearBridge since 2004

The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers, and has more detailed information about the manager.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Transfer agent, shareholder servicing agent and distributors

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”), serve as the fund’s distributors.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment

Legg Mason Partners Variable Portfolios III, Inc.         9

of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate

10         Legg Mason Partners Mutual Funds

submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Portfolios III, Inc.         11

Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately

12         Legg Mason Partners Mutual Funds

reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Legg Mason Partners Variable Portfolios III, Inc.         13

Share price

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the NYSE. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

14         Legg Mason Partners Mutual Funds

Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Legg Mason Partners Variable Portfolios III, Inc.         15

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been derived from the fund’s financial statements, which have been audited by [                ], an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout each year ended October 31.

Legg Mason Partners Variable Large Cap Value Portfolio

	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$18.50	$17.09	$15.68	$13.24	$17.47

Income (Loss) from Operations:
Net investment income	0.30	0.30	0.26	0.28	0.32
Net realized and unrealized gain (loss)	3.05	1.45	1.41	2.49	(4.24)

Total Income (Loss) From Operations	3.35	1.75	1.67	2.77	(3.92)

Less Distributions From:
Net investment income	(0.30)	(0.34)	(0.26)	(0.33)	(0.31)

Total Distributions	(0.30)	(0.34)	(0.26)	(0.33)	(0.31)

Net Asset Value, End of Year	$21.55	$18.50	$17.09	$15.68	$13.24

Total Return(1)	18.34%	10.26%	10.69%	21.38%	(22.45)%

Net Assets, End of Year (millions)	$291	$303	$333	$366	$346

Ratios to Average Net Assets:
Gross expenses	0.66%	0.65%	0.68%	0.69%	0.68%
Net expenses(2)	0.66%	0.65	0.68 (3)	0.69	0.68
Net investment income	1.39	1.62	1.38	1.85	1.59

Portfolio Turnover Rate	23%	44%	37%	96%	68%

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, will not exceed 1.25%.

(3)	The investment manager voluntarily waived a portion of its fees.

16         Legg Mason Partners Mutual Funds

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

(Investment Company Act file no. 811-08372)

L-         2/07

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Large Cap Value Portfolio

Additional Information

The fund’s website does not make available its SAI and shareholders reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information. The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 800-842-8573 or writing to Legg Mason Partners Variable Inc., 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room located at 100 F Street, N.E., in Washington, D.C 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

LEGG MASON PARTNERS VARIABLE MID CAP CORE PORTFOLIO

Class I*

Supplement dated April [    ], 2007

to Prospectus dated February [    ], 2007

The attached prospectus is now dated April [    ], 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type variable funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information in the prospectus is that of the fund’s predecessor.

The Legg Mason Partners Variable Mid Cap Core Portfolio Class I* year-to-date return as of March 31, 2007 was [    ]%.

Management – Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

*Prior to [            ], all shares of the fund were offered as a non-designated class. As of that date, all then-outstanding shares of the fund became Class I shares, and the fund began to offer a second class, Class II shares. Only Class I shares are offered in this Prospectus.

PROSPECTUS

February     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Mid Cap Core Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Mid Cap Core Portfolio

Contents

Legg Mason Partners Variable Portfolios III, Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

Investments, risks and performance	2

More on the fund’s investments and related risks	6

Management	8

Share transactions	12

Share price	14

Dividends, distributions and taxes	15

Financial highlights	16

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios III, Inc. was named Travelers Series Fund Inc. and Legg Mason Partners Variable Mid Cap Core Portfolio was named Smith Barney Mid Cap Core Portfolio. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

Long-term growth of capital.

Principal investment strategies

Key investments

The fund invests, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or investments with similar economic characteristics of medium sized companies. Medium sized companies are currently defined as those with a market capitalization of at least $1 billion and not exceeding (i) $10 billion or (ii) the highest month-end capitalization value of any stock in the Russell Mid Cap Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of mid capitalization companies for purposes of the fund’s 80% investment policy. Up to 20% of the fund’s net assets may be invested in companies with smaller or larger market capitalizations.

Additional investments

For information on the fund’s additional investments and related risks, please read pages 6-7.

Selection process

The portfolio managers focus on medium capitalization companies that exhibit attractive growth characteristics. The portfolio managers select individual “growth” stocks for investment in two ways: by identifying those companies that exhibit the most favorable growth prospects and by identifying those companies that have favorable valuations relative to their growth characteristics. This strategy is commonly known as “growth at a reasonable price” and offers investors style diversification within a single mutual fund.

In selecting individual companies for investment, the portfolio managers consider:

■	Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector
■	Value characteristics, including low price/earnings ratios and other statistics indicating a security is undervalued
■	Increasing profits and sales
■	Competitive advantages that could be more fully exploited by a company
■	Skilled management committed to long-term growth
■	Potential for a long-term investment by the fund

The portfolio managers use fundamental research to find stocks with strong growth potential and also uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The portfolio managers’ quantitative valuations determine whether and when the fund will purchase or sell the stocks it identifies through fundamental research.

2         Legg Mason Partners Mutual Funds

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	The U.S. stock market goes down, or performs poorly relative to other types of investments
■	Medium capitalization stocks fall out of favor with investors
■	The portfolio managers’ judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock proves to be incorrect
■	An adverse event, such as an unfavorable earnings report about a company in the fund, depresses the value of the company’s stock
■	Key economic trends become materially unfavorable.

Compared to large capitalization companies, the securities of medium capitalization companies are more likely to:

■	Be more susceptible to loss
■	Have more limited product lines, markets and financial resources
■	Have shorter operating histories and more erratic businesses, although they generally have more established businesses
■	Have more volatile stock

Shareholder notice

The following policy is subject to change only upon 60 days’ prior notice to shareholders: the fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in equity securities or other investments with similar economic characteristics of medium sized companies.

Legg Mason Partners Variable Portfolios III, Inc.         3

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart

The bar chart shows the performance of the fund’s shares for each of the full calendar years since its inception.

Total Return

Quarterly returns:

Highest: 20.49% in 4th quarter 2001; Lowest: (20.54)% in 3rd quarter 2001

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P Mid Cap Index (the “S&P MidCap Index”), a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. An investor cannot invest directly in an index.

Risk return table

This table assumes redemption of shares at the end of the period, and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 Year	5 Year	Since Inception	Inception Date
Fund	14.81%	7.59%	8.45%	11/1/99

S&P MidCap Index	10.32%	10.89%	11.52%	*

*	Index comparison begins on 11/1/99.

4         Legg Mason Partners Mutual Funds

Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, if included, would increase the overall fees and expenses. Your actual fees and expenses will be higher than those shown.

Fee table

Shareholder Fees

(paid directly into your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees	0.75%

Distribution and service (12b-1) fees	None

Other expenses	0.09%

Total annual fund operating expenses	0.84%

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Your costs would be

Class A (with or without redemption)	$86	$268	$466	$1,038

Legg Mason Partners Variable Portfolios III, Inc.         5

More on the fund’s investments and related risks

Additional investments and investment techniques

The section entitled “Investments, risks and performance” describes the fund’s investment objective and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

The fund may invest up to 20% of its assets in equity securities of companies other than medium sized companies.

While the fund intends to be substantially fully invested in equity securities, the fund may maintain up to 20% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will go down if interest rates go up, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Foreign investments

The fund may invest up to 20% of its assets in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

6         Legg Mason Partners Mutual Funds

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	To enhance the fund’s return
■	As a cash flow management technique

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objectives.

Legg Mason Partners Variable Portfolios III, Inc.         7

Management

The manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

During the fund’s fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

A discussion regarding the basis for the board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended October 31, 2006.

The manager or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The manager may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager and may be substantial. The fund’s distributors may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

8         Legg Mason Partners Mutual Funds

Portfolio managers

The table below sets forth the names and business experience of the fund’s portfolio managers.

Fund	Portfolio Manager	Business Experience
Legg Mason Partners Variable Mid Cap Core Portfolio	Brian Angerame (since 2005) 399 Park Avenue New York, NY 10022

Investment Officer of LMPFA; Director of ClearBridge

Brian Angerame has day-to-day responsibility for managing the fund, including initiating buy/sell orders. He is sector manager with coverage of consumer discretionary, consumer staples, and industrials. Mr. Angerame has been a consumer analyst and portfolio manager with ClearBridge (and its predecessors) since 2000.

Derek Deutsch, CFA (since 2005) 399 Park Avenue New York, NY 10022

Investment Officer of SBFM; Director of ClearBridge

Derek Deutsch has day-to-day responsibility for managing the fund, including initiating buy/sell orders and coordinating with research personnel. He is sector manager with coverage of healthcare and information technology. Mr Deutsch has been a health care analyst and portfolio manager with ClearBridge (and its predecessors) since 1999.

Peter Stournaras (since 2005) 399 Park Avenue New York, NY 10022

Investment Officer of SBFM; Director of ClearBridge

Peter Stournaras has day-to-day responsibility for managing the fund, including initiating buy/sell orders and conducting quantitative analysis for the fund. Mr. Stournaras has been Head of Quantitative Equities Analyst on the Global Equities Platform and a portfolio manager with ClearBridge (and its predecessors) since 1998.

Legg Mason Partners Variable Portfolios III, Inc.         9

The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers, and has more detailed information about the manager.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Transfer agent, shareholder servicing agent and distributors

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”), serve as the fund’s distributors.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also

10         Legg Mason Partners Mutual Funds

finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Portfolios III, Inc.         11

Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

12         Legg Mason Partners Mutual Funds

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Legg Mason Partners Variable Portfolios III, Inc.         13

Share price

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

14         Legg Mason Partners Mutual Funds

Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Legg Mason Partners Variable Portfolios III, Inc.         15

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund since inception. The information in the following table is derived from the fund’s financial statements, which have been audited by [                ], an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout the year ended October 31.

Legg Mason Partners Variable Mid Cap Core Portfolio

	2006	2005	2004	2003		2002
Net Asset Value, Beginning of Year	$14.76	$13.14	$12.35	$10.10		$10.83

Income (Loss) From Operations:
Net investment income (loss)	0.08	0.06	(0.01)	(0.00	)(1)	(0.02)
Net realized and unrealized gain (loss)	2.05	1.56	0.80	2.25		(0.70)

Total Income (Loss) From Operations	2.13	1.62	0.79	2.25		(0.72)

Less Distributions From:
Net investment income	(0.09)	—	—	—		(0.01)
Net realized gains	(1.12)	—	—	—		—

Total Distributions	(1.21)	—	—	—		(0.01)

Net Asset Value, End of Year	$15.68	$14.76	$13.14	$12.35		$10.10

Total Return(2)	15.22%	12.33%	6.40%	22.28%		(6.64)%

Net Assets, End of Year (millions)	$120	$121	$110	$87		$57

Ratios to Average Net Assets:
Gross expenses	0.84%	0.82%	0.83%	0.85%		0.90%
Net expenses(3)	0.84 (4)	0.82	0.83 (4)	0.85		0.90
Net investment income (loss)	0.54	0.44	(0.06)	(0.03)		(0.10)

Portfolio Turnover Rate	71%	107%	92%	98%		79%

(1)	Amount represents less than $0.01 per share.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, will not exceed 0.95%.

(4)	The investment manager voluntarily waived a portion of its fees.

16         Legg Mason Partners Mutual Funds

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

(Investment Company Act

file no. 811-08372)

L-             2/07

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Mid Cap Core Portfolio

Additional Information

The fund’s website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information. The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 800-842-8573 or writing to Legg Mason Partners Variable Portfolios III, Inc., 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room located at 100 F Street, N.E., Washington, D.C 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

[                        ]     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Mid Cap Core Portfolio Class II

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Mid Cap Core Portfolio

Class II

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is non grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type funds. Any information in this prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Investments, risks and performance

Investment objective

Long-term growth of capital.

Principal investment strategies

Key investments

The fund invests, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or investments with similar economic characteristics of medium sized companies. Medium sized companies are currently defined as those with a market capitalization of at least $1 billion and not exceeding (i) $10 billion or (ii) the highest month-end capitalization value of any stock in the Russell Mid Cap Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of mid capitalization companies for purposes of the fund’s 80% investment policy. Up to 20% of the fund’s net assets may be invested in companies with smaller or larger market capitalizations.

Additional investments

For information on the fund’s additional investments and related risks, please read pages 6-7.

Selection process

The portfolio managers focus on medium capitalization companies that exhibit attractive growth characteristics. The portfolio managers select individual “growth” stocks for investment in two ways: by identifying those companies that exhibit the most favorable growth prospects and by identifying those companies that have favorable valuations relative to their growth characteristics. This strategy is commonly known as “growth at a reasonable price” and offers investors style diversification within a single mutual fund.

In selecting individual companies for investment, the portfolio managers consider:

■	Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector
■	Value characteristics, including low price/earnings ratios and other statistics indicating a security is undervalued
■	Increasing profits and sales
■	Competitive advantages that could be more fully exploited by a company
■	Skilled management committed to long-term growth
■	Potential for a long-term investment by the fund

The portfolio managers use fundamental research to find stocks with strong growth potential and also uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The portfolio managers’ quantitative valuations determine whether and when the fund will purchase or sell the stocks it identifies through fundamental research.

2         Legg Mason Partners Mutual Funds

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	The U.S. stock market goes down, or performs poorly relative to other types of investments
■	Medium capitalization stocks fall out of favor with investors
■	The portfolio managers’ judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock proves to be incorrect
■	An adverse event, such as an unfavorable earnings report about a company in the fund, depresses the value of the company’s stock
■	Key economic trends become materially unfavorable.

Compared to large capitalization companies, the securities of medium capitalization companies are more likely to:

■	Be more susceptible to loss
■	Have more limited product lines, markets and financial resources
■	Have shorter operating histories and more erratic businesses, although they generally have more established businesses
■	Have more volatile stock

Shareholder notice

The following policy is subject to change only upon 60 days’ prior notice to shareholders: the fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in equity securities or other investments with similar economic characteristics of medium sized companies.

Legg Mason Partners Variable Mid Cap Core Portfolio         3

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. The bar chart shows the total returns of the predecessor fund’s Class I shares for the calendar year indicated. The table compares the average annual returns for the predecessor fund’s Class I shares to its performance of a broad market index. The chart and table show the performance of the predecessor fund’s Class I shares because Class II shares have not yet commenced operations. Only Class II shares are offered in the prospectus. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart

The bar chart shows the performance of the fund’s shares for each of the full calendar years since its inception.

Total Return for Class I* shares

*	Class I shares are not offered in this prospectus. Class I and Class II shares are invested in the same portfolio of securities but Class II shares are expected to have higher expenses and correspondingly lower annual returns.

Quarterly returns:

Highest: 20.49% in 4th quarter 2001; Lowest: (20.54)% in 3rd quarter 2001

Comparative performance

This table indicates the risk of investing in Class II shares the fund by comparing the average annual total return for the periods shown to that of the S&P Mid Cap Index (the “S&P MidCap Index”), a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. An investor cannot invest directly in an index.

4         Legg Mason Partners Mutual Funds

Risk return table

This table assumes redemption of shares at the end of the period, and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2006)

Class I*	1 Year	5 Year	Since Inception	Inception Date
Fund	14.81%	7.59%	8.45%	11/1/99

S&P MidCap Index	10.32%	10.89%	11.52%	**

*	Class I shares are not offered in this prospectus. Class I and Class II shares are invested in the same portfolio of securities but Class II shares are expected to have higher expenses and correspondingly lower annual returns.
**	Index comparison begins on 11/1/99.

Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, if included, would increase the overall fees and expenses. Your actual fees and expenses will be higher than those shown.

Fee table

Shareholder Fees

(paid directly into your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees	0.75%

Distribution and service (12b-1) fees	[0.25%]

Other expenses	0.09%

Total annual fund operating expenses	0.84%

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Legg Mason Partners Variable Mid Cap Core Portfolio         5

■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Your costs would be

Class A (with or without redemption)	$	$	$	$

6         Legg Mason Partners Mutual Funds

More on the fund’s investments and related risks

Additional investments and investment techniques

The section entitled “Investments, risks and performance” describes the fund’s investment objective and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

The fund may invest up to 20% of its assets in equity securities of companies other than medium sized companies.

While the fund intends to be substantially fully invested in equity securities, the fund may maintain up to 20% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will go down if interest rates go up, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Foreign investments

The fund may invest up to 20% of its assets in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

Legg Mason Partners Variable Mid Cap Core Portfolio         7

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	To enhance the fund’s return
■	As a cash flow management technique

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objectives.

8         Legg Mason Partners Mutual Funds

Management

The manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

During the fund’s fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

A discussion regarding the basis for the board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended October 31, 2006.

The manager or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The manager may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager and may be substantial. The fund’s distributors may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Legg Mason Partners Variable Mid Cap Core Portfolio         9

Portfolio managers

The table below sets forth the names and business experience of the fund’s portfolio managers.

Fund	Portfolio Manager	Business Experience
Legg Mason Partners Variable Mid Cap Core Portfolio	Brian Angerame (since 2005) 399 Park Avenue New York, NY 10022

Investment Officer of LMPFA; Director of ClearBridge

Brian Angerame has day-to-day responsibility for managing the fund, including initiating buy/sell orders. He is sector manager with coverage of consumer discretionary, consumer staples, and industrials. Mr. Angerame has been a consumer analyst and portfolio manager with ClearBridge (and its predecessors) since 2000.

Derek Deutsch, CFA (since 2005) 399 Park Avenue New York, NY 10022

Investment Officer of SBFM; Director of ClearBridge

Derek Deutsch has day-to-day responsibility for managing the fund, including initiating buy/sell orders and coordinating with research personnel. He is sector manager with coverage of healthcare and information technology. Mr Deutsch has been a health care analyst and portfolio manager with ClearBridge (and its predecessors) since 1999.

Peter Stournaras (since 2005) 399 Park Avenue New York, NY 10022

Investment Officer of SBFM; Director of ClearBridge

Peter Stournaras has day-to-day responsibility for managing the fund, including initiating buy/sell orders and conducting quantitative analysis for the fund. Mr. Stournaras has been Head of Quantitative Equities Analyst on the Global Equities Platform and a portfolio manager with ClearBridge (and its predecessors) since 1998.

10         Legg Mason Partners Mutual Funds

The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers, and has more detailed information about the manager.

Transfer agent, shareholder servicing agent and distributors

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”), serve as the fund’s distributors.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to

Legg Mason Partners Variable Mid Cap Core Portfolio         11

the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

12         Legg Mason Partners Mutual Funds

Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Legg Mason Partners Variable Mid Cap Core Portfolio         13

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

14         Legg Mason Partners Mutual Funds

Share price

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Legg Mason Partners Variable Mid Cap Core Portfolio         15

Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

16         Legg Mason Partners Mutual Funds

Financial highlights

Class II shares have not commenced operations. The predecessor fund has offered Class I shares since             . The table below shows the financial highlights for Class I shares of the predecessor fund. Class I shares and Class II shares are invested in the same portfolio of securities, but Class II shares are expected to have higher expenses.

The financial highlights table is intended to help you understand the performance of the fund since inception. The information in the following table is derived from the predecessor fund’s financial statements, which have been audited by [                ], an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout the year ended October 31.

Legg Mason Partners Variable Mid Cap Core Portfolio

	2006	2005	2004	2003		2002
Net Asset Value, Beginning of Year	$14.76	$13.14	$12.35	$10.10		$10.83

Income (Loss) From Operations:
Net investment income (loss)	0.08	0.06	(0.01)	(0.00	)(1)	(0.02)
Net realized and unrealized gain (loss)	2.05	1.56	0.80	2.25		(0.70)

Total Income (Loss) From Operations	2.13	1.62	0.79	2.25		(0.72)

Less Distributions From:
Net investment income	(0.09)	—	—	—		(0.01)
Net realized gains	(1.12)	—	—	—		—

Total Distributions	(1.21)	—	—	—		(0.01)

Net Asset Value, End of Year	$15.68	$14.76	$13.14	$12.35		$10.10

Total Return(2)	15.22%	12.33%	6.40%	22.28%		(6.64)%

Net Assets, End of Year (millions)	$120	$121	$110	$87		$57

Ratios to Average Net Assets:
Gross expenses	0.84%	0.82%	0.83%	0.85%		0.90%
Net expenses(3)	0.84 (4)	0.82	0.83 (4)	0.85		0.90
Net investment income (loss)	0.54	0.44	(0.06)	(0.03)		(0.10)

Portfolio Turnover Rate	71%	107%	92%	98%		79%

(1)	Amount represents less than $0.01 per share.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, will not exceed 0.95%.

(4)	The investment manager voluntarily waived a portion of its fees.

Legg Mason Partners Variable Mid Cap Core Portfolio         17

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

(Investment Company Act

file no. [                ])

L-             2/07

Legg Mason Partners Variable Mid Cap Core Portfolio Class II

Additional Information

The fund’s website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information. The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 800-842-8573 or writing to Legg Mason Partners Variable Mid Cap Core Portfolio, 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room located at 100 F Street, N.E., Washington, D.C 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

LEGG MASON PARTNERS VARIABLE SOCIAL AWARENESS STOCK PORTFOLIO

Supplement dated April [    ], 2007

to Prospectus dated February [    ], 2007

The attached prospectus is now dated April [    ], 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type variable funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information in the prospectus is that of the fund’s predecessor.

The Legg Mason Partners Variable Social Awareness Stock Portfolio year-to-date return as of March 31, 2007 was [    ]%.

Management – Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

PROSPECTUS

February     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Social Awareness Stock Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Social Awareness Stock Portfolio

Contents

Legg Mason Partners Variable Portfolios III, Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

Investments, risks and performance	2

More on the fund’s investments and related risks	6

Management	8

Share transactions	11

Share price	13

Dividends, distributions and taxes	14

Financial highlights	15

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios III, Inc. was named Travelers Series Fund Inc. and Legg Mason Partners Variable Social Awareness Stock Portfolio was named Social Awareness Stock Portfolio. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

Long-term capital appreciation and retention of net investment income.

Principal investment strategies

Key investments

The fund invests primarily in equity securities of large and mid-sized companies. The fund’s subadviser, normally invests at least 80% of the value of the fund’s net assets in equity securities (“80% investment policy”). The fund seeks to invest in companies that meet the subadviser’s investment screen and, when possible, certain social criteria. The fund avoids investing in companies if a significant portion of their revenue comes from: (1) producing tobacco, tobacco products, alcohol, or military defense systems, or (2) providing military defense related services, or (3) gambling services. In addition, to the extent the subadviser is able to find them, the subadviser seeks to invest the fund’s assets in companies with a record of environmental awareness, fairness in the workplace, and sensitivity to the community.

Additional investments

For information on the fund’s additional investments and related risks, please read pages 6-7.

Selection process

The subadviser uses a “growth at a reasonable price” approach to evaluate stocks demonstrating potential capital growth based upon the following characteristics:

■	earnings growth and predictability
■	leading/strong market positions
■	experienced management team
■	established record of profitability
■	strong financial position
■	established industry position
■	industry with positive growth outlook

Principal risks of investing in the fund

While investing in equity securities can bring benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	Stock markets decline.
■	Value and/or growth stocks are temporarily out of favor.
■	An adverse event, such as negative press reports about a company in the fund, depresses the value of the company’s stock.
■	The adviser’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.
■	Key economic trends become materially unfavorable.
■	Interest rates rise, causing the value of the fund’s fixed income securities to decline.

2         Legg Mason Partners Mutual Funds

Fund investors are subject to selection risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

The fund’s 80% investment policy may be changed only upon 60 days’ prior notice to shareholders. The fund’s investment objective is not fundamental, and its objective and investment policies may be changed by the Company’s Board of Directors (“Board”) without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund’s investment objective or policies may result in the fund’s having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

Fund performance

The performance shown in the bar chart, quarterly returns and risk return table for periods prior to June 30, 2005 is that of the fund’s predecessor fund, Social Awareness Stock Portfolio, a series of The Travelers Series Trust (“Predecessor Fund”). This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Total Return

Quarterly returns:

Highest: 24.56% in 4th quarter 1998; Lowest: (18.24)% in 3rd quarter 2001.

Legg Mason Partners Variable Portfolio III, Inc.         3

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index. The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. An investor cannot invest directly in an index.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 Year	Five Year	10 Year
Fund	7.69%	2.96%	6.59%

S&P 500 Index	15.78%	6.18%	8.42%

Fees and expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, if included, would increase the overall fees and expenses. Your actual fees will be higher than shown.

Fee table

Shareholder Fees

(paid directly from your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees	0.66	%*

Distribution and service (12b-1) fees	None

Other expenses	1.14%

Total annual fund operating expenses	0.80	%*

*	The fund has a fee schedule (which became effective on November 1, 2005) that reduces the management fee payable on assets in excess of $50 million as follows: 0.71% on assets up to and including $50 million; 0.61% on assets in excess of $50 million and up to including $100 million; 0.51% on assets in excess of $100 million and up to and including $200 million; and 0.46% on assets in excess of $200 million. Prior to December 1, 2005, the fund had an investment advisory fee of 0.65% and a separate administration fee of 0.06%. “Management fees” in the table have been restated to show the new management fee.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

4         Legg Mason Partners

■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Your costs would be

Class A (with or without redemption)	$82	$256	$444	$990

Legg Mason Partners Variable Portfolio III, Inc.         5

More on the fund’s investments and related risks

Additional investments and investment techniques

The fund invests in various investments and instruments subject to its investment policy, as described on pages 2-3 of this prospectus, and in the fund’s Statement of Additional Information (“SAI”). The fund may also invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the fund. Listed below is more information on the fund’s investments, its practices, and related risks. To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Equity investments

The fund may invest in all types of equity securities. Equity securities include common and preferred stocks, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Fixed income investments

The fund may, to a limited extent, invest in fixed income securities. Fixed income securities include U.S. Government obligations, certificates of deposit, and short-term money market instruments. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities, are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as interest rate futures contracts, options on securities and securities indices and options on these futures to hedge against the economic impact of adverse changes in the market value of its securities because of changes in interest rates.

The fund may enter into interest rate transactions primarily to hedge its portfolio of adjustable rate securities against fluctuations in interest rates. The fund may purchase an interest rate cap as a hedge against an increase in interest rates above the cap on an adjustable rate security held by the fund. The fund may also purchase an interest rate floor as a hedge against a decrease in interest rates below the floor on an adjustable rate security.

6         Legg Mason Partners

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund’s market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs which could detract from the fund’s performance.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objectives.

Legg Mason Partners Variable Portfolio III, Inc.         7

Management

The manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

During the fund’s fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal period ended October 31, 2006.

The manager or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The manager may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager and may be substantial. The fund’s distributors may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

8         Legg Mason Partners

The Portfolio Manager

The table below sets forth the name and business experience of the fund’s portfolio manager.

Fund	Portfolio Manager	Business Experience
Legg Mason Partners Variable Social Awareness Stock Portfolio	William Theriault, CFA (since fund inception) 399 Park Avenue New York, NY 10022	Director of ClearBridge; Investment Officer of certain mutual funds associated with ClearBridge.

The SAI provides information about the compensation of the portfolio manager, other accounts he manages, and any fund shares held by the portfolio manager and has more detailed information about the manager and other fund service providers.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Transfer agent, shareholder servicing agent and distributors

PFPC, Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”), serve as the fund’s distributors.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Serv -

Legg Mason Partners Variable Portfolio III, Inc.         9

ices Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10         Legg Mason Partners

Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in

Legg Mason Partners Variable Portfolio III, Inc.         11

foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

12         Legg Mason Partners

Share price

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Because the fund may invest in securities of small capitalization companies — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Legg Mason Partners Variable Portfolio III, Inc.         13

Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Each separate account is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the separate account should fail to comply with these regulations or the fund fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned inside the contracts would be taxed currently to the policyholders and would remain subject to taxation as ordinary income thereafter, even if the fund were to become adequately diversified.

14         Legg Mason Partners

Financial highlights

On June 30, 2005, the fund acquired all the assets and assumed all the liabilities of the Predecessor Fund. Prior to June 30, 2005, the fund had no assets or investment operations. The fund’s fiscal year end is October 31.

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table for each of the years or periods in the five-year period ended October 31, 2006 has been derived from the Predecessor Fund’s financial statements, which have been audited by [                ], an independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

Year Ended December 31

Legg Mason Partners Variable Social Awareness Stock Portfolio	2006	2005(1)(2)		2004	2003(3)	2002
Net Asset Value, Beginning of Period	$24.58	$24.30		$23.04	$17.97	$24.14

Income (Loss) From Operations:
Net investment income	0.15	0.10		0.17	0.12	0.08
Net realized and unrealized gain (loss)	1.90	0.18		1.26	5.06	(6.06)

Total Income (Loss) From Operations	2.05	0.28		1.43	5.18	(5.98)

Less Distributions From:
Net investment income	(0.18)	(0.00	)(4)	(0.17)	(0.11)	(0.19)
Net realized gains	—	—		—	—	—

Total Distributions	(0.18)	(0.00	)(4)	(0.17)	(0.11)	(0.19)

Net Asset Value, End of Period	$26.45	$24.58		$24.30	$23.04	$17.97

Total Return(5)	8.36%	1.16%		6.23%	28.85%	(24.81)%

Net Assets, End of Period (000s)	$87,381	$90,835		$93,845	$79,678	$62,298

Ratios to Average Net Assets:
Gross expenses	0.80%	0.75	%(6)	0.75%	0.78%	0.78%
Net expenses(7)	0.79 (3)	0.75	(6)	0.71 (8)	0.78	0.78
Net investment income	0.56	0.52	(6)	0.77	0.59	0.40

Portfolio Turnover Rate	13%	6%		18%	38%	37%

(1)	For the period January 1, 2005 to October 31, 2005.

(2)	Effective July 1, 2005. The Travelers Series Trust — Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc. — Social Awareness Stock Portfolio. With this transaction, the Fund’s fiscal year end changed to October 31, 2005.

(3)	For the year ended December 31.

(4)	Per share amounts have been calculated using the average shares method.

(5)	Amount represents less than $0.01 per share.

(6)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(7)	Annualized.

(8)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, on the Fund will not exceed 1.25%.

(9)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Variable Portfolio III, Inc.         15

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

(Investment Company Act file no. 811-08372)

            2/07

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Social Awareness Stock Portfolio

Additional Information

The fund’s website does not make available its SAI and shareholders reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or the distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information. The SAI provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 800-842-8573 or writing to Legg Mason Partners Variable Portfolios III, Inc., 125 Broad Street, New York, NY 10004. The fund’s shareholder reports and SAI are not available on its website because the fund does not have a website.

Information about the fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, N.E., in Washington, D.C. 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

April [    ], 2007

STATEMENT OF ADDITIONAL INFORMATION

Legg Mason Partners Variable International All Cap Growth Portfolio

Legg Mason Partners Variable Large Cap Value Portfolio

Legg Mason Partners Variable Large Cap Growth Portfolio

Legg Mason Partners Variable Aggressive Growth Portfolio

Legg Mason Partners Variable Mid Cap Core Portfolio

Legg Mason Partners Variable Social Awareness Stock Portfolio

125 Broad Street

New York, New York 10004

1-800-842-8573

This Statement of Additional Information (“SAI”) supplements the information contained in the current Prospectuses (collectively, the “Prospectuses”) of the Legg Mason Partners Variable International All Cap Growth Portfolio, the Legg Mason Partners Variable Large Cap Value Portfolio, the Legg Mason Partners Variable Large Cap Growth Portfolio, the Legg Mason Partners Variable Aggressive Growth Portfolio, the Legg Mason Partners Variable Mid Cap Core Portfolio and the Legg Mason Partners Variable Social Awareness Stock Portfolio (each a “Fund”), dated April [    ], 2007 (as amended or supplemented from time to time) and should be read in conjunction with the Prospectuses. As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each Fund assumed the assets and liabilities of a predecessor fund with the same name. Each Fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type funds, and is a series of Legg Mason Partners Variable Portfolios IV (the “Trust”), a Massachusetts business trust. Other initiatives, including the election of a new Board and the approval of certain revised fundamental investment policies, have also been accomplished, and more information on these matters appears in this SAI. If certain remaining initiatives are accomplished, each Fund will become a series of Legg Mason Partners Variable Equity Trust, a Maryland business trust. Certain historical information contained in the SAI is that of the Funds’ predecessors. The Prospectus for each Fund may be obtained, without charge, from the Trust or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant. This SAI, although not in itself a prospectus, is incorporated by reference into each Prospectus as applicable in its entirety.

Shares of each Fund are offered to and may only be purchased by insurance company separate accounts (the “Separate Accounts”) that fund certain variable annuity and variable life insurance contracts and certain qualified plans (the “Contracts”). The Separate Accounts invest in shares of one or more of the Funds in accordance with allocation instructions received from Contract owners. Such allocation rights are further described in the accompanying Contract prospectus. Shares of each Fund are offered to Separate Accounts without a sales charge at their net asset value, next determined after receipt of an order by an insurance company. The offering of shares of a Fund may be suspended from time to time and the Trust reserves the right to reject any specific purchase order.

Each of the Legg Mason Partners Variable Aggressive Growth Portfolio, Legg Mason Partners Variable Large Cap Growth Portfolio and Legg Mason Partners Variable Mid Cap Core Portfolio issues two classes of shares: Class I shares and Class II Shares. Each of the other Funds issues a non-designated class of shares.

The Trust, the investment underlying certain variable annuity and variable life insurance contracts, offers a choice of funds, including:

Legg Mason Partners Variable International All Cap Growth Portfolio seeks total return on its assets from growth of capital and income and will invest at least 80% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.

Legg Mason Partners Variable Large Cap Value Portfolio seeks long-term growth of capital with current income a secondary objective. This Fund invests equity securities of U.S. companies with larger market capitalization.

Legg Mason Partners Variable Large Cap Growth Portfolio seeks long-term growth of capital by investing in equity securities of U.S. companies with large market capitalization of at least $5 billion at the time of investment.

Legg Mason Partners Variable Aggressive Growth Portfolio seeks capital appreciation by investing primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the S&P 500 Index.

Legg Mason Partners Variable Mid Cap Core Portfolio seeks long-term growth of capital by investing primarily in equity securities of medium sized companies.

1

Legg Mason Partners Variable Social Awareness Stock Portfolio seeks long-term capital appreciation and retention of net investment income by investing at least 80% of its assets in equity securities. The Fund seeks to invest in companies that meet the manager’s investment screen and, when possible, certain social criteria.

In all cases, there can be no assurance that a Fund will achieve its investment objective.

The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the most recent annual reports to Shareholders for each Fund are incorporated by reference into this SAI. The prospectus and copies of the reports may be obtained free of charge by contacting a broker/dealer, financial intermediary, financial institution or a distributor’s financial consultant (each called a “Service Agent”) or by writing or calling the Fund at the address or telephone number above.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

2

MANAGEMENT OF THE COMPANY

Service Providers

The following organizations provide services to the Trust

Name Provider	Service
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”)	Investment Manager
ClearBridge Advisors, LLC (“ClearBridge”)	Sub-adviser

Legg Mason Investor Services, Inc. (“LMIS” or a “distributor”)	Distributor
Citigroup Global Markets Inc. (“CGMI” or a “distributor”)	Distributor
State Street Bank and Trust Company (“State Street” or “custodian”)	Custodian
PFPC Inc. (“PFPC” or the “transfer agent”)	Transfer Agent

These organizations and the functions they perform for the Trust are discussed in the Funds’ prospectuses and in this SAI.

TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the Funds who are not “interested persons” of the Funds as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”) (the “Independent Trustees”) and executive officers of the Funds, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies and their portfolios associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

The following information relates to the Trust’s recently elected Board of Trustees.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:
Paul R. Ades Born 1940	Trustee	Since 1983	Law firm of Paul R. Ades, PLLC (since 2000)		None
Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)		None
Dwight B. Crane Born 1937	Trustee	Since 1981	Professor, Harvard Business School (since 1969); Independent Consultant (since 1969)		None
Robert M. Frayn, Jr. Born 1934	Trustee	Since 1981	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)		None
Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)		None
Howard J. Johnson Born 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)		None
David E. Maryatt Born 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)		None

3

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	None
Ken Miller Born 1942	Trustee	Since 1983	Chairman, Young Stuff Apparel Group, Inc. (apparel manufacturer) (1963 to 2005)	None
John J. Murphy Born 1944	Trustee	Since 2002	President, Murphy Capital Management (investment advice) (since 1983)	Director, Nicholas
Applegate funds;
Trustee, Consulting
Group Capital
Markets Funds;
formerly, Director,
Atlantic
Stewardship Bank
(2004 to 2005);
Director, Barclays
International Funds
Group Ltd. and
affiliated
companies (to
2003)
Thomas F. Schlafly Born 1948	Trustee	Since 1983	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	Director, Citizens National Bank, Maplewood (2006)
Jerry A. Viscione Born 1944	Trustee	Since 1993	Retired; formerly, Executive Vice President, Marquette University (1997 to 2002)	None
INTERESTED TRUSTEE:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of [ ] funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005); formerly, Portfolio Manager, Smith Barney Asset Allocation Series, Inc. (1996-2001)	Trustee, Consulting Group Capital Markets Funds

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

4

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:
Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included Smith Barney Fund Management (“SBFM”), Smith Barney Asset Management and Citi Fund Management (“CFM”) and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.
John Chiota Born 1968 100 First Stamford Place, 5th Floor Stamford, CT 06902	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse
Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)
R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of [ ] funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005); formerly, Portfolio Manager, Smith Barney Asset Allocation Series, Inc. (1996-2001)
Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.
Kaprel Ozsolak Born 1965 125 Broad Street, 11th Floor New York, NY 10004	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co. or its predecessors; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its predecessors. Previously, Mr. Ozsolak was Controller of certain mutual funds associated with Legg Mason & Co. or its predecessors (2002 to 2004)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

5

The Board has a standing Audit Committee, Nominating Committee and Pricing Committee. The Audit Committee and Nominating Committee are composed of Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees the scope of the Funds’ audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm, and the Funds’ compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

6

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Trust’s Board is recently elected and is newly constituted as the Board that oversees all of the equity-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Nominating and Pricing Committees are recently established committees of this Board and did not meet during the Fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the Funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

	Dollar Range of Equity Securities in Portfolios						Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Name of Trustee	AG	IACG	LCG	LCV	MCC	SAS
Independent Trustees
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
Interested Trustee
R. Jay Gerken

AG	Legg Mason Partners Variable Aggressive Growth Portfolio
IACG	Legg Mason Partners Variable International All Cap Growth Portfolio
LCG	Legg Mason Partners Variable Large Cap Growth Portfolio
LCV	Legg Mason Partners Variable Large Cap Value
MCC	Legg Mason Partners Variable Mid Cap Core Portfolio
SAS	Legg Mason Partners Variable Social Awareness Stock Portfolio

[As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the Fund.]

Information regarding compensation paid by the Funds to its recently elected Board and to its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the Funds’ Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Fund pays a pro rata share of the Trustee fees based upon asset size. The Funds currently pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of [$            ] plus [$            ] for each regularly scheduled Board meeting attended, [$            ] for each special telephonic Board meeting attended, and [$            ] for each ad hoc telephonic meeting in which that trustee participates. The lead independent trustee will receive an additional [$            ] per year and the Chairs of the Audit Committee and Nominating Committee will each receive an additional [$            ] per year. The Funds will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

Name of Trustee	Aggregate Compensation from the Funds(1) (2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1) (3)	Total Compensation from Fund Complex Paid to Trustee(1) (2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Independent Trustees
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
Interested Trustee
R. Jay Gerken

AG	Legg Mason Partners Variable Aggressive Growth Portfolio
IACG	Legg Mason Partners Variable International All Cap Growth Portfolio
LCG	Legg Mason Partners Variable Large Cap Growth Portfolio
LCV	Legg Mason Partners Variable Large Cap Value
MCC	Legg Mason Partners Variable Mid Cap Core Portfolio
SAS	Legg Mason Partners Variable Social Awareness Stock Portfolio

(1)	Information is for the calendar year ended December 31, 2006. The disclosure of compensation paid to the Trustees is provided as of the most recent calendar year end, rather than the Funds’ most recent fiscal year end, for ease of presentation and comprehension.

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(2)	[To be updated by amendment]
(3)	Pursuant to a prior emeritus retirement plan, Mr. Crane has received or is entitled to receive, in a lump sum (calculated on a net present value basis) or in quarterly installments, an aggregate benefit having a net present value equal to [$ ]. Mr. Crane elected to receive the benefit in a lump sum payment. Each fund formerly overseen by Mr. Crane will pay a pro rata share (based upon asset size) of the aggregate benefit to Mr. Crane. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of the benefits paid to Mr. Crane.

The following tables show the compensation paid by the predecessor funds and the Fund Complex to each Director of the predecessor funds during the last fiscal year. Information as to the compensation paid to the Trustees of the Portfolio for the calendar year ended December 31, 2006 also is shown below. None of the officers of the Funds received any compensation from the Funds for such period.

Name of Trustee	Aggregate Compensation from Funds FYE 10/31/06						Total Pension or Retirement Benefits Accured as Part of Fund Expenses(2)(3)	Compensation from Fund Complex Paid to Directors Fiscal Year Ended 10/31/06			Number of Funds for Which Director Served Within Fund Complex
	AG	IACG	LCG	LCV	MCC	SAS
Non-Interested Director
Robert A. Frankel								$	[	]
Michael Gellert								$	[	]
Rainer Greeven								$	[	]
Susan M. Heilbron								$	[	]

Interested Director
R. Jay Gerken(1)

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	Aggregate Compensation from Portfolio for Year Ended 12/31/06						Total Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)(3)	Total Compensation from Fund Complex Paid to Directors in Year Ended 12/31/06	Number of Funds for Which Director Served Within Fund Complex
Name of Trustee	AG	IACG	LCG	LCV	MCC	SAS
Non-Interested Director
Robert A. Frankel
Michael Gellert
Rainer Greeven
Susan M. Heilbron

Interested Director
R. Jay Gerken(1)

AG	Legg Mason Partners Variable Aggressive Growth Portfolio
IACG	Legg Mason Partners Variable International All Cap Growth Portfolio
LCG	Legg Mason Partners Variable Large Cap Growth Portfolio
LCV	Legg Mason Partners Variable Large Cap Value
MCC	Legg Mason Partners Variable Mid Cap Core Portfolio
SAS	Legg Mason Partners Variable Social Awareness Stock Portfolio
(1)	Mr. Gerken was not compensated by the Funds.
(2)	[to be updated by amendment]
(3)	Pursuant to emeritus retirement plans, the following former Independent Trustees have received or are entitled to receive benefits (calculated on a net present value basis) as follows: [ ]: $[ ]; [ ]: $[ ]; and [ ]: $[ ]. These benefits are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. The Fund will pay its pro rata share (based upon asset size) of these aggregate benefits. Legg Mason or its affiliates have agreed to reimburse the Fund an amount equal to 50% of these benefits.

As of [                    ], Trustees and Executive Officers owned in the aggregate less than 1% of the outstanding securities of the Trust.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

Each Fund’s investment objectives and certain investment restrictions (described under “Investment Restrictions”) are deemed to be “fundamental,” and therefore may be changed only by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act. However, each Fund’s investment policies are nonfundamental, and thus may be changed without shareholder approval by the Board, provided such change is not prohibited by such Fund’s fundamental investment restrictions or applicable law, and any such change will first be disclosed in the then current Prospectus or SAI.

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Set forth below is a discussion of certain nonfundamental investment policies for each Fund. Refer to the “Investment Practices” and “Risk Factors” sections of this SAI for further information.

Legg Mason Partners Variable International All Cap Growth Portfolio

Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities and may invest up to 20% of its assets in bonds, notes and debt securities (consisting of securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political sub-divisions).

In seeking to achieve its objective, the Fund invests its assets primarily in common stocks of foreign companies which in the opinion of the sub-adviser have potential for growth of capital. However, there is no requirement that the Fund invest exclusively in common stocks or other equity securities and, if deemed advisable, the Fund may invest up to 20% of its assets in bonds, notes and other debt securities (including securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political subdivisions).

The Fund will generally invest its assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. Except as stated below, the Fund will invest at least 80% of its assets in companies organized or governments located in any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, the Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech Republic, Hungary, Poland, and the countries of the former Soviet Union), Central and South America (e.g., Mexico, Chile, and Venezuela), Australia, Canada and such other areas and countries as the sub-adviser may determine from time to time. Concentration of the Fund’s assets in one or a few countries or currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

It is expected that securities held by the Funds will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, the U.S. securities exchanges and over-the-counter markets.

The Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions up to 5% of its net assets.

Legg Mason Partners Variable Large Cap Value Portfolio

Under normal market conditions the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of U.S. companies with large market capitalizations. Large market capitalization companies are currently defined as those whose market capitalizations are similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of large capitalization companies for purposes of the Fund’s 80% investment policy.

The Fund may make investments in foreign securities, though management currently intends to limit such investments to 5% of the Fund’s assets, and an additional 10% of its assets may be invested in sponsored American Depositary Receipts (“ADRs”), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Fund may also lend up to 20% of the value of its total assets and may purchase or sell securities on a when-issued or delayed delivery basis.

The Fund may buy or sell covered put and covered call options up to 15% of its net assets, provided such options are listed on a national securities exchange.

The Fund will provide its shareholders with at least 60 days’ prior notice of any change in its 80% policy.

Legg Mason Partners Variable Large Cap Growth Portfolio

Under normal market conditions, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of U.S. companies with large market capitalizations. Large market capitalization companies are currently defined as those whose market

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capitalizations are similar to companies in the Russell 1000 Index. Companies whose capitalization falls below this level after purchase will continue to be considered large capitalization companies for purposes of the 80% policy. The core holdings of the Fund will be large capitalization companies that are dominant in their industries, global in scope and have a long-term history of performance. The Fund has the flexibility, however, to invest up to 20% of the Fund’s net assets plus any borrowings for investment purposes in companies with other market capitalizations. Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume resulting in a high degree of liquidity.

The Fund may invest in securities of non-U.S. issuers in the form of ADRs, European Depositary Receipts (“EDRs”) or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the Fund’s investment in these types of securities to 10% of the Fund’s net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates investment in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

Under normal market conditions, at least 80% of the Fund’s portfolio will consist of common stocks, but it also may contain money market instruments for cash management purposes, including U.S. government securities; certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to such instruments.

The Fund will provide its shareholders with at least 60 days’ prior notice of any change in its 80% policy.

Legg Mason Partners Variable Aggressive Growth Portfolio

The Fund invests primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the S&P 500 Index. The Fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the Fund’s assets are invested in the securities of such companies.

The sub-adviser emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. The sub-adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the Fund acquires their stocks.

The Fund may invest up to 10% of its assets in foreign securities.

Legg Mason Partners Variable Mid Cap Core Portfolio

The Fund invests, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of medium sized companies. Medium sized companies are those with a market capitalization of at least $1 billion and not exceeding (i) $10 billion or (ii) the highest month-end capitalization value of any stock in the Russell Mid Cap Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of mid capitalization companies for purposes of the Fund’s 80% investment policy. The size of the companies in, and the composition of, the Russell Mid Cap Index changes with market conditions.

The sub-adviser focuses on medium capitalization companies that exhibit attractive growth characteristics. The sub-adviser selects individual “growth” stocks for investment in two ways: by identifying those companies which exhibit the most favorable growth prospects and by identifying those companies which have favorable valuations relative to their growth characteristics. This strategy is commonly known as “growth at a reasonable price” and offers investors style diversification within a single fund.

The Fund may invest up to 20% of its assets in foreign securities.

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The Fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its 80% policy.

Legg Mason Partners Variable Social Awareness Stock Portfolio

Set forth below is a discussion of certain nonfundamental investment policies and investment strategies for the Fund.

The Fund’s investment objective is long-term capital appreciation and retention of net investment income. The Fund seeks to fulfill this objective by selecting investments, primarily equity securities, that the sub-adviser determines meet its investment screen, based on analysis of data, and, to the extent possible, certain social criteria. The sub-adviser has discretion to determine the source for the data.

The Fund normally invests 80% of its assets in equity securities (“80% investment policy”). The portfolio manager generally selects common stocks that are diversified across industries and companies. For defensive purposes or for temporary investment of cash flows, however, the Fund may invest in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, deemed to be of suitable credit quality, including U.S. government securities.

Social Criteria. The sub-adviser uses certain supportive social criteria in seeking common stocks that are acceptable investments for the Fund. Supportive criteria are such factors as favorable attitudes toward preserving the environment, waste management strategies, and supportive employee work environments. Companies are avoided as unacceptable investments for the Fund if a significant portion of their revenues, as determined by the sub-adviser, is derived from: (1) producing tobacco, tobacco products, alcohol, or military defense systems, or (2) providing military defense related services or (3) gambling services. These investment restrictions are not fundamental and may be changed without shareholder approval.

The Fund’s principal objective does not preclude it from realizing short-term gains when the sub-adviser believes that conditions suggest the Fund’s long-term goal is best accomplished by such short-term transactions. Further, if a company fails to meet the Fund’s social criteria after the Fund has purchased the company’s common stock, or if the Fund inadvertently acquires a security that is not an acceptable investment, the sub-adviser may determine to sell such securities within a reasonable period of time. However, the sub-adviser does not anticipate engaging in active and frequent trading as it generally manages the Fund in a “buy and hold” style.

Operating Policies. Changes in the Fund’s investments may be made from time to time to take into account changes in the outlook for particular industries or companies. The Fund’s investments will not be concentrated in any one industry, which means that no more than twenty-five percent of the value of its assets will be invested in any one industry. While the Fund may occasionally invest in foreign securities through American Depositary Receipts (“ADRs”), it is not anticipated that such investments will, at any time, account for more than 10% of its investment portfolio.

The Fund’s assets generally are kept fully invested except that: (1) sufficient cash may be kept on hand reasonably to provide for contract obligations, and (2) reasonable amounts of cash, U.S. government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investments in accordance with its investment policies. When the sub-adviser determines that investments of other types may be advantageous for defensive purposes or for temporary investment of cash flows, however, investments may be made in cash and cash investments, bonds, notes, or other evidence of indebtedness, issued publicly or placed privately, deemed to be of suitable credit quality, including U.S. government securities.

The Fund may also invest assets in securities of companies that have operated for less than three years, including the operations of predecessors. The Fund has undertaken that it will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

The Fund does not intend to make short sales of securities or make purchases on margin, except for short-term credits that are necessary for the clearance of transactions, except as permitted under the 1940 Act.

In pursuing its objective, the Fund currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under “Investment Restrictions.”

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INVESTMENT PRACTICES

Each of the following investment practices is subject to any limitations set forth under “Investment Objectives and Management Policies” or under “Investment Restrictions.” See “Risk Factors” for additional information about the risks of these investment practices.

Equity Securities

Common Stocks (each Fund). Each Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks include securities issued by limited partnerships, limited liability companies, business trusts and companies organized outside the United States.

Convertible Securities (each Fund). Each Fund may invest in convertible securities, which are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Like fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Synthetic Convertible Securities (each Fund). Each Fund may invest in synthetic convertible securities. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on Nasdaq or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations.

Warrants or Rights (each Fund). Warrants or rights may be acquired by each Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Each Fund has undertaken that its investment in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchange. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

Real Estate Investment Trusts (“REITs”) (each Fund). Each Fund may invest without limitations in shares of REITs, except for AIM Capital Appreciation which may invest up to 15% of its assets in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may

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also include operating or finance companies. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Generally, a REIT is not taxed on its income that it distributes to its shareholders provided the REIT complies with several requirements of the Code. A mortgage trust can make construction, development or long-term mortgage loans, which are sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate.

Investment Company Securities (each Fund). The Fund may invest in investment company securities including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investment companies are professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. The expenses would be in addition to those paid by the Fund for similar services. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Generally, the Fund may purchase and sell securities of open and closed-end investment companies subject to the limits prescribed under the 1940 Act.

Indexed Securities (each Fund). The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency- indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

Fixed Income Securities

Corporate Debt Obligations (each Fund). Each Fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities (each Fund). Each Fund may invest in U.S. government securities, which are debt obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds, certain mortgage participation certificates and CMOs) or by its agencies and instrumentalities and government-approved enterprises (such as GNMA, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, FHLMC, the U.S. Postal Service, the Federal Financing Bank and FNMA). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others (such as obligations of the Federal Home Loan Banks) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obligations of FNMA and the Student Loan Marketing Association) are supported only by the credit of the instrumentality.

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Foreign Investments

Depositary Receipts (each Fund). For many foreign securities, there are U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Because ADRs trade on United States securities exchanges, they are not generally treated as foreign securities. Global Depositary Receipts (“GDRs”) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. EDRs, which sometimes are referred to as Continental Depository Receipts (“CDRs”), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and GDRs, EDRs, and CDRs, in bearer form, are designed for use in European securities markets. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. By investing in depositary receipts rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market for many depositary receipts. The information available for depositary receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

Emerging Markets (Legg Mason Partners Variable International All Cap Growth Portfolio). Emerging market countries include any country determined by the manager or subadviser, as the case may be, to have an emerging market economy, taking into account a number of factors, including the country’s foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The manager or subadviser determines an issuer’s principal trading market for its securities and the source of its revenues and assets. The issuer’s principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; or (d) the issuer has 50% or more of its assets in that country.

Money Market Securities

Commercial Bank Obligations (each Fund). For the purposes of each Fund’s investment policies with respect to bank obligations (such as CDs, TDs and bankers’ acceptances), obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. See “Investment Risks.” Although a Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of at least U.S. $500 million (or the equivalent thereof), this U.S. $500 million figure is not a fundamental investment policy or restriction of the Funds. For calculation purposes with respect to the U.S. $500 million figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

Commercial Paper (each Fund). Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Fund, therefore, may not invest in a master demand note, if as a result more than 15% of the value of each such Fund’s net assets would be invested in such notes and other illiquid securities.

Certificates of Deposit (each Fund). Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks that have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

The Legg Mason Partners Variable Social Awareness Stock Portfolio does not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers’ acceptances or other similar obligations issued by foreign banks.

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Bankers’ Acceptances (each Fund). Bankers’ acceptances in which the Fund may invest are issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers’ acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

Letters of Credit (each Fund). The Funds may also engage in trades of commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the sub-advisor (and, if applicable, LMPFA), are of investment quality comparable to other permitted investments of the Fund may be used for letters of credit-backed investments.

Other Investment Practices

Illiquid and Restricted Securities (each Fund). Each Fund may invest up to 15% of its net assets in securities that are restricted as to resale (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”). In most instances restricted securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If the Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Fund will not bear the expense of such registration. In determining securities subject to the percentage limitation, the Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter and other securities subject to restrictions on resale. Some restricted securities can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Board may determine, based upon a continuing review of the trading markets for a specific restricted security, that such restricted securities are liquid and therefore not subject to a Fund’s restriction on illiquid investments. The Board has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor each Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Repurchase Agreements (each Fund). Each Fund may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Fund at an agreed-upon future date, normally the next business day. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve Bank of New York’s list of primary reporting dealers, in each case meeting the sub-adviser’s (and, if applicable, LMPFA’s) credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the Fund holds the security and which is not related to the coupon rate on the purchased security. If the seller defaults, realization upon the collateral by the Fund may be delayed or limited or the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. It is the policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by a Fund amount to more than 15% of that Fund’s net assets.

Reverse Repurchase Agreements (Legg Mason Partners Variable International All Cap Growth, Legg Mason Partners Variable Aggressive Growth, Legg Mason Partners Variable Mid Cap Core and Legg Mason Partners Variable Social Awareness Stock Portfolios). Each Fund may enter into reverse repurchase agreements with the same parties with whom it

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may enter into repurchase agreements. Repurchase agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when management believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating Fund’s assets. The Fund’s custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.

At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities that have a value no less than the repurchase price, including accrued interest. Reverse repurchase agreements will be treated as borrowings and will be considered in the Fund’s overall borrowing limitation.

Borrowing and Leverage (each Fund). Each Fund may borrow from banks, on a secured or unsecured basis. If the Fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as “leverage.” Legg Mason Partners Variable International All Cap Growth and Legg Mason Partners Variable Aggressive Growth Portfolios are the only Funds that will utilize leverage. Should any Fund engage in leverage, immediately after such borrowing the value of its assets, including the amount borrowed, less liabilities, must be equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

Securities Lending (each Fund). Each Fund may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. government securities equal to no less than the market value, determined daily, of the securities loaned. The Fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the Fund may pay reasonable finders, administrative and custodial fees. From time to time a Fund may return to the borrower and/or a third party, which is unaffiliated with the Fund, Legg Mason, of which the sub-adviser is a wholly-owned subsidiary, or CGMI, one of the Fund’s co-distributors, and is acting as a “finder,” a part of the interest earned from the investment of collateral received for securities loaned.

Management will limit such lending to not more than the percentages shown below:

Fund	Limit as a % of Total Assets
Legg Mason Partners Variable International All Cap Growth Portfolio	15%
Legg Mason Partners Variable Large Cap Value Portfolio	20%
Legg Mason Partners Variable Aggressive Growth Portfolio	33 1/3%
Legg Mason Partners Variable Mid Cap Core Portfolio	33 1/3%
Legg Mason Partners Variable Large Cap Growth Portfolio	33 1/3%
Legg Mason Partners Variable Social Awareness Stock Portfolio	33 1/3%

Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund’s investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, none of the foregoing Funds will make loans to other persons. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to borrowers whom management deems to be of good standing and will not be made unless, in the judgment of management, the interest to be earned from such loans would justify the risk.

By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when

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U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 102% cash collateral or equivalent securities from the borrower, which amount of collateral will be maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the Fund’s right to vote the securities.

When-Issued, Delayed Delivery and Forward Commitment Securities. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by a Fund prior to the actual delivery or payment by the other party to the transaction. A Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date.

Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. Each Fund’s custodian will maintain, in a segregated account on behalf of the Fund, cash, U.S. government securities or other liquid securities having a value equal to or greater than the Fund’s purchase commitments; the custodian will likewise segregate securities sold on a delayed basis. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund’s net asset value per share. To the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed-delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments.

Short Sales Against the Box (Legg Mason Partners Variable Social Awareness Stock Portfolio). Each Fund may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales “against the box.” The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the securities against which short sales against the box have been made in a special account with its custodian.

Derivative Contracts

Futures, Options and Currency Transactions (each Fund except Legg Mason Partners Variable Aggressive Growth Portfolio). Each Fund may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities or contracts based on financial indices including interest rates or an index of U.S. government or foreign government securities or equity or fixed-income securities (“futures contracts”), and may buy and write put and call options to buy or sell futures contracts (“options on futures contracts”). A call option written by a Fund is “covered” if the Fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the Fund holds, on a share-for-share basis, a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written, if the difference is maintained by the Fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the Fund’s books. When a Fund buys or sells a futures contract it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument’s closing price and the price at which the contract was entered into) at a specified price on a specified date. An option on a futures contract gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date.

Except as noted below the Funds will not enter into transactions in futures contracts and options on futures contracts for speculation and will not enter into such transactions other than to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Fund’s securities or the prices of securities which the Fund is considering buying at a later date. The Legg

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Mason Partners Variable International All Cap Growth, Legg Mason Partners Variable Large Cap Value, Legg Mason Partners Variable Large Cap Growth and Legg Mason Partners Variable Mid Cap Core Portfolios, however, may enter into futures contracts and options on futures contracts for non-hedging purposes consistent with applicable law.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

The Commodity Futures Trading Commission (“CFTC”) recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. Each Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, each Fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. Each Fund, however, continues to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that a Fund’s long and short positions in future contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Writing Covered Call Options (Legg Mason Partners Variable International All Cap Growth, Legg Mason Partners Variable Large Cap Value, Legg Mason Partners Variable Mid Cap Core and Legg Mason Partners Variable Social Awareness Stock Portfolios). Each Fund may write (sell) covered call options. A Fund may write (sell) covered call options for hedging purposes or to increase its portfolio return. Covered call options will generally be written on securities and currencies which, in the opinion of management, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. Management believes that the writing of covered call options is less risky than writing uncovered or “naked” options, which the Funds will not do.

Securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund’s investment objective. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option’s expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the Fund’s custodian. Each Fund does not consider a security or currency covered by a call option to be “pledged” as that term is used in the Fund’s policy which limits the pledging or mortgaging of its assets.

The premium a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, management will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

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Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be a market risk with respect to the security or currency.

Each Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by each Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

Each Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

Purchasing Call Options (Legg Mason Partners Variable International All Cap Growth, Legg Mason Partners Variable Large Cap Value, Legg Mason Partners Variable Mid Cap Core and Legg Mason Partners Variable Social Awareness Stock Portfolios). Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

A Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund’s current return.

Purchasing Put Options (Legg Mason Partners Variable International All Cap Growth, Legg Mason Partners Variable Large Cap Value, Legg Mason Partners Variable Mid Cap Core and Legg Mason Partners Variable Social Awareness Stock Portfolios). Each Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Each Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when management deems it desirable to continue to hold the security or currency. The premium paid for the put option and any transaction costs would reduce any gains otherwise available for distribution when the security or currency is eventually sold.

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Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, which will be calculated as described in “Determination of Net Asset Value” in this SAI. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Options on Securities (each Fund). In an effort to reduce fluctuations in net asset value or to increase portfolio return, the Funds may write covered put and call options and may buy put and call options and warrants on securities traded on U.S. and foreign securities exchanges. The purpose of such transactions is to hedge against changes in the market value of portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. A Fund may write and buy options on the same types of securities that the Fund could buy directly and may buy options on financial indices as described below with respect to futures contracts. There are no specific limitations on the writing and buying of options on securities except as noted above.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid, and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option bought by the Fund were permitted to expire without being sold or exercised, the Fund would lose the amount of the premium.

Although they entitle the holder to buy equity securities, options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

If a put or call option written by a Fund were exercised, the Fund would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

Each Fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Fund is permitted to invest directly. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by management for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund’s obligations under an option written by the Fund, as the case may be, will be subject to the Fund’s limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when management believes it would be advantageous for the Fund to do so.

Options on Foreign Currencies (Legg Mason Partners Variable Mid Cap Core, Legg Mason Partners Variable Large Cap Growth, Legg Mason Partners Variable Large Cap Value and Legg Mason Partners Variable International All Cap Growth Portfolios). Each Fund may buy put and call options and may write covered put and call options on foreign currencies to hedge against declines in the U.S. dollar value of foreign currency-denominated securities held by the Fund and

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against increases in the U.S. dollar cost of foreign currency-denominated securities being considered for purchase by the Fund. As in the case of other options, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund’s options position, the option may expire worthless and the Fund will lose the amount of the premium. There is no specific percentage limitation on each Fund’s investments in options on foreign currencies.

A put option on currency gives a Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Fund anticipates purchasing securities.

A Fund’s ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter (“OTC”) markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each Fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options which it has purchased in order to realize any profit. Any OTC options acquired by a Fund and assets used as “cover” for OTC options written by the Fund would be considered illiquid and subject to each Fund’s limitation on investing in such securities.

Options on Securities Indices (Legg Mason Partners Variable International All Cap Growth, Legg Mason Partners Variable Mid Cap Core, Legg Mason Partners Variable Social Awareness Stock, Legg Mason Partners Variable Large Cap Value and Legg Mason Partners Variable Large Cap Growth Portfolios). Each Fund may enter into options on securities indices. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities (which require, upon exercise, delivery of the underlying security), settlements of options on securities indices, upon exercise thereof, are in cash, and the gain or loss of an option on an index depends on price movements in the market generally (or in a particular industry or segment of the market on which the underlying index is based) rather than price movements in individual securities, as is the case with respect to options on securities.

When a Fund writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract’s value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

Options on securities and index options involve risks similar to those risks relating to transactions in financial futures described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Except as provided below, each Fund intends to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which each Fund has in place

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with such primary dealers will provide that each Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. Each Fund will treat all or a part of the formula price as illiquid for purposes of the Fund’s limit on investment in illiquid securities. Each Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of the Fund’s limit on investment in illiquid securities.

Forward Currency Transactions (Legg Mason Partners Variable International All Cap Growth, Legg Mason Partners Variable Mid Cap Core, Legg Mason Partners Variable Large Cap Growth and Legg Mason Partners Variable Large Cap Value Portfolios). Each Fund may enter into forward foreign currency exchange contracts (“forward currency contracts”) to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed-upon price (which may be in U.S. dollars or a foreign currency) at a future date, which is individually negotiated between currency traders and their customers. A Fund may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security (“transaction hedge”). Additionally, when a Fund believes that a foreign currency in which its securities are denominated may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward currency contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in that currency, or, when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward currency contract to buy that foreign currency for a fixed U.S. dollar amount (“position hedge”). A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase of investments denominated in that currency but has not yet done so (“anticipatory hedge”). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract with respect to a different foreign currency when the Fund believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the Fund are denominated (“cross hedge”). Each Fund may invest in forward currency contracts with stated contract values of up to the value of the Fund’s assets.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. A Fund, however, may enter into forward contracts with deposit requirements or commissions.

A Fund also may enter into forward contracts to buy or sell at a later date instruments in which the Fund may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A Fund may also enter into currency swaps where each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate.

Interest Rate, Securities Index, Financial Futures and Currency Futures Contracts. Each Fund may enter into interest rate, securities index and financial futures contracts (each Fund except Legg Mason Aggressive Growth Portfolio). Legg Mason Mid Cap Core, Legg Mason Large Cap Growth, Legg Mason Large Cap Value and Legg Mason International All Cap Growth Portfolios may enter into currency future contracts. A Fund may enter into futures contracts as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. A Fund’s hedging may include holding futures as an offset against anticipated changes in interest or currency exchange rates. A Fund may also enter into futures contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

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A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

The principal interest rate and currency futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are traded in London at the London International Financial futures Exchange.

Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to interest rate and currency exchange rate fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using futures contracts.

Although futures contracts typically require future delivery of and payment for financial instruments or currencies, futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one futures contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the futures contract is required (i.e., on a specific date in September, the “delivery month”) by the purchase of another futures contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in futures contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

“Margin” with respect to futures contracts is the amount of funds that must be deposited by a Fund with a broker in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit made when the futures contract is entered into (“initial margin”) is intended to assure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the futures contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“variation margin”). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, each Fund will mark to market the current value of its open Futures Contracts. Each Fund expects to earn interest income on its margin deposits.

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Options on Futures Contracts (each Fund). Each Fund may enter into options on futures contracts. Options on futures contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on futures, each Fund may purchase call and put options on the underlying securities or currencies themselves (see “Purchasing Put Options” and “Purchasing Call Options” above). Such options would be used in a manner identical to the use of options on futures contracts.

To reduce or eliminate the leverage then employed by a Fund or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

Swaps and Swap-Related Products (Legg Mason Partners Variable International All Cap Growth Portfolio). As one way of managing its exposure to different types of investments, each Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a Fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

A Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as a speculative investment. Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if management determines it is consistent with the Fund’s investment objective and policies.

A Fund may enter into swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment

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streams are netted with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, management and each Fund believes such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by its custodian. If a Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of such Fund’s accrued obligations under the agreement. A Fund will not enter into any swap, cap, floor or collar transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. The most significant factor in the performance of swaps, caps, floors and collars is the change in specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If management is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Each Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

New options and futures contracts and various combinations thereof continue to be developed and a Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory and tax requirements applicable to investment companies.

RISK FACTORS

General. Investors in each Fund should realize that risk of loss is inherent in the ownership of any securities and that each Fund’s net asset value will fluctuate, reflecting the fluctuations in the market value of its portfolio positions. The following sections describe some of the important risk factors involved in connection with the types of investments or investment practices indicated. See “Investment Objectives and Management Policies” and “Investment Practices” for a description of the permissible investments and investment practices of each Fund.

Fixed Income Securities. Investments in fixed income securities may subject the Funds to risks, including the following.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Fund will suffer from the inability to invest in higher yield securities.

Foreign Securities (in general). Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political, social, economic and diplomatic developments, the possible imposition of exchange controls or other foreign governmental laws or restrictions and, with respect to certain countries, the possibility of expropriation of assets, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the Funds. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Non-U.S. securities markets, while growing in volume, have for the most part substantially less volume than U.S. markets,

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and there is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Dividend and interest income (and, in some cases, capital gains) from non-U.S. securities will generally be subject to withholding or other taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investors. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Delays may be encountered in settling securities transactions in certain foreign markets, and the Funds will incur costs in converting foreign currencies into U.S. dollars. Investments in foreign securities also may result in higher expenses due to the costs of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expenses of maintaining securities with foreign custodians, the imposition of transfer taxes or transaction charges associated with foreign exchanges or foreign withholding taxes. There is also a risk of the adoption of government regulations that might adversely affect the payment of principal and interest on securities held by a Fund. In addition, a Fund may encounter greater difficulties in invoking legal processes abroad than would be the case in the U.S. Finally, changes in foreign currency exchange rates will, to the extent a Fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.

Emerging Markets Securities. Because of the special risks associated with investing in emerging markets, an investment in a fund that invests in emerging markets may be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which maybe represented by the securities purchased by the Funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Funds will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the Funds could lose a substantial portion or all of their investments in such countries. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Funds’ investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. Many emerging market countries have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities of certain emerging market countries.

Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

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In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from a Fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board.

Economic and Monetary Union (EMU). As part of EMU, on January 1, 1999 11 European countries adopted a single common currency—the euro. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. The European Central Bank is responsible for setting the official interest rate within the euro zone. EMU may create new economic opportunities for investors, such as easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition; however, EMU and the introduction of the euro present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the Funds’ portfolios; (iv) there is uncertainty concerning the fluctuation of the euro relative to non-euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Funds.

Sovereign Debt. Investments in the sovereign debt of foreign countries involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, and in turn a Fund’s net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.

Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund’s investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although management intends to manage each Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

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In recent years, some of the emerging market countries have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Russia and Mexico are among the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any. To the extent that a country receives payments for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s and S&P. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody’s. The Funds may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.

Currency Risks. The Funds that invest substantially in securities denominated in currencies other than the U.S. dollar, or that hold foreign currencies, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of each Fund’s shares and also may affect the value of dividends and interest earned by the Funds and gains and losses realized by the Funds. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

Real Estate Investment Trusts. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for the ability to avoid tax by satisfying distribution requirements under the Code, and failing to maintain exemption from the 1940 Act. Also, a Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests. REITs are also sensitive to factors such as changes in real estate values and property taxes, interest rates, overbuilding and creditworthiness of the issuer.

Zero Coupon, Pay-In-Kind and Delayed Interest Securities. The values of these securities may be highly volatile as interest rates rise or fall. In addition, a Fund’s investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between a zero coupon security’s stated redemption price at maturity and its issue price is taxable income of the Fund each year.

The value of zero coupon bonds is subject to greater fluctuation in market value in response to changes in market interest rates than bonds of comparable maturity which pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to

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shareholders. Accordingly, for a Fund to continue to qualify for tax treatment as a regulated investment company and to avoid income and possibly excise tax, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

Ratings Categories. General. In general, the ratings of NRSROs represent the opinions of these organizations as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that a NRSRO might not change its rating of a particular issue to reflect subsequent events. These ratings may be used by a Fund as initial criteria for the selection of portfolio securities, but each Fund also will rely upon the independent advice of its manager or subadviser, as the case may be, to evaluate potential investments. Management will take various factors into consideration in evaluating the creditworthiness of an issue, whether rated or non-rated. These factors may include, among others, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the capabilities of the issuer’s management, and regulatory matters.

Investment Grade Categories. Fixed income securities rated in the highest four ratings categories for long-term debt by a NRSRO are considered “investment grade.” Obligations rated in the lowest of the top four ratings (e.g., Baa by Moody’s or BBB by S&P) are considered to have some speculative characteristics. Unrated securities will be considered to be investment grade if deemed by the manager or subadviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuer of such securities are rated Baa/ BBB or better.

Lower-Rated and Non-Rated Securities. The Funds that may invest in debt securities rated below investment grade are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before investing in these Funds.

Generally, lower-quality securities offer a higher return potential than investment grade securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower-quality securities and comparable non-rated securities will likely have large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by a Fund, with a commensurate effect on the value of the Fund’s shares.

The markets in which lower-quality securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for a Fund to purchase and also may restrict the ability of a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of lower-quality securities to repay principal and pay interest thereon.

While the market values of lower-quality securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-quality securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of lower-quality securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-quality securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities of Unseasoned Issuers. The issuers of these securities may lack a significant operating history and be dependent on products or services without an established market share.

Borrowing and Leverage. Leverage creates an opportunity for increased returns to shareholders of a Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a Fund’s shares and in the Fund’s yield. Although the principal or stated value of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. By leveraging the Fund, changes in net asset values,

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higher or lower, may be greater in degree than if leverage was not employed. Leverage will create interest or dividend expenses for a Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed Funds exceeds the interest and other charges the Fund will have to pay in respect thereof, the Fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to a Fund.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decision.

Loan Participations or Assignments. The Funds may have difficulty disposing of assignments and loan participations. The liquidity of such securities is limited, and each Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on each Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s portfolio securities and calculating its net asset value.

Certain of the loan participations acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments. A Fund’s ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which a Fund will purchase, management will rely upon its own credit analysis (and not that of the original lending institution) of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass on to it amounts payable with respect to the loan and to enforce its rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Fund from receiving such amounts. In such cases, a Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Fund’s portfolio investments. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protection against fraud and misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on management’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that management determines that any such investments are illiquid, a Fund will include them in the limitations on investments in illiquid securities described below under “Investment Restrictions.”

Derivative Instruments. In accordance with its investment policies, a Fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be,

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but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio managers’ expectations will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the portfolio managers’ expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

Market risk: The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative Fund in order to achieve an average portfolio volatility that is within the expected range for that type of Fund.

Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Funds are not readily marketable and are subject to a Fund’s restrictions on illiquid investments.

Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Fund’s portfolio is reviewed and analyzed by the Fund’s portfolio managers to assess the risk and reward of each such instrument in relation the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Fund and its shareholders.

Special Investment Considerations and Risks With Respect to Futures, Options and Currency Transactions and Swaps and Swap-Related Products. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a Fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a Fund may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

With respect to interest rate swaps, each Fund recognizes that such arrangements are relatively illiquid and will include the principal amount of the obligations owed to it under a swap as an illiquid security for purposes of the Fund’s investment restrictions except to the extent a third party (such as a large commercial bank) has guaranteed the Fund’s ability to offset the swap at any time.

A Fund’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund, and the inability of the Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

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In connection with its transactions in futures, options, swaps and forwards, each Fund may be required to place assets in a segregated account with the Fund’s custodian bank to ensure that the Fund will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the Fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the Fund’s assets could impede implementation of the Fund’s investment policies or the Fund’s ability to meet redemption requests or other current obligations.

Particular Risks of Futures Contracts. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The Fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund sets aside and commits to back the futures contract an amount of cash, U.S. government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit. In the case of a futures contract sale, a Fund will either set aside amounts as in the case of a futures contract purchase, own the security underlying the contract, or hold a call option permitting the Fund to purchase the same futures contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Fund’s assets to cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Mortgage-Backed Securities. To the extent a Fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid. The yield generated by a Fund that invests in mortgage-related securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government related mortgage pools, generally will fluctuate in response to market interest rates.

Other Asset-Backed Securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be

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involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans, while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security’s average maturity and limit the potential appreciation in the security’s value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security’s average life and its potential for price depreciation.

Options and Futures Markets. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If a sub-adviser’s predictions of movements in the direction of the securities and interest rate markets are not accurate, the adverse consequences to the Fund may leave the Fund in a worse position than if options or futures strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (a) dependence on a sub-adviser’s ability to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and futures contracts and options on futures contracts and movements in the prices of the securities being hedged; and (c) the skills needed to use these strategies being different from those needed to select portfolio securities. In addition, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and no assurance can be given that an active market will exist for a particular contract or option at a particular time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have adopted policies and procedures developed by LMPFA with respect to the disclosure of the Funds’ portfolio securities and any ongoing arrangements to make available information about each Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the funds’ distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to LMPFA or the Funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income funds), performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

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6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the Board.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the Board at its next regularly scheduled meeting.

Currently, the Funds disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/InvestorServices.

Set forth below is a list, as of October 5, 2006, of those parties with whom LMPFA, on behalf of the Funds, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

[To be updated by amendment.]

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestck	Daily	None
Factset	Daily	None

Portfolio holdings information for a Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End

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Recipient	Frequency	Delay Before Dissemination
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
ITG	Daily	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day
Bank of New York	Daily	None

INVESTMENT RESTRICTIONS

The Funds have adopted the following fundamental investment restrictions for the protection of shareholders. These restrictions cannot be changed without approval by the holders of a “majority of the outstanding voting securities” of the Fund affected by the change, as defined under the 1940 Act (see “Other Information about the Trust—Voting Rights”). Following the list of each Fund’s fundamental investment restrictions which is set forth below is a list of other policies or restrictions that are not fundamental. Investment policies and restrictions that are not fundamental may be changed by the Trust’s Board without shareholder approval. If a Fund adheres to a percentage restriction at the time of an investment by the Fund, a later increase or decrease in percentage resulting solely from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of such percentage restriction. As discussed under “Proposed Investment Restrictions” below, the Trust is proposing to change the fundamental investment restrictions with respect to the Funds.

Current Fundamental Investment Restrictions

Each of the Legg Mason Partners Variable International All Cap Growth and Legg Mason Partners Variable Large Cap Value Portfolios may not:

1. Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

4. With respect to Legg Mason Partners Variable Large Cap Value Portfolio, borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

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5. With respect to Legg Mason Partners Variable International All Cap Growth Portfolio, borrow money, except that (a) the Fund may borrow from banks under certain circumstances where the Fund’s Manager reasonably believes that (i) the cost of borrowing and related expenses will be exceeded by the Fund’s return from investments of the proceeds of the borrowing in Fund securities, or (ii) the meeting of redemption requests might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

6. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

7. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

8. Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

Notwithstanding any other investment restriction of Legg Mason Partners Variable International All Cap Growth Portfolio or Legg Mason Partners Variable Large Cap Value Portfolio, each such Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

The following nonfundamental policies have also been adopted by Legg Mason Partners Variable International All Cap Growth Portfolio and Legg Mason Partners Variable Large Cap Value Portfolio, which may be changed by a vote of the Board at any time. Each Fund may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Have more than 15% of its net assets invested in puts, calls, straddles, spreads or combinations thereof.

3. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

4. Invest more than 5% of its total assets in any issuer with less than three years of continuous operation (including that of predecessors) or so-called “unseasoned” equity securities that are not either admitted for trading on a national stock exchange or regularly quoted in the over-the-counter market.

5. Invest in any company for the purpose of exercising control of management.

6. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days, or purchase OTC options or set aside assets to cover OTC options written by the Fund if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets. Subject to this limitation, the Trust’s Board has authorized the Fund to invest in restricted securities if such investment is consistent with the Fund’s investment objective and has authorized such securities to be considered to be liquid to the extent the Manager determines on a daily basis that there is a liquid institutional market for such securities. The Board retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

7. Invest in securities of another investment company except as permitted by Section 12(d)(1)(A) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

The Legg Mason Partners Variable Large Cap Growth Portfolio may not:

1. Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

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2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7. Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

In addition, the following nonfundamental policies have also been adopted by Legg Mason Partners Variable Large Cap Growth Portfolio. The Fund may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Invest in oil, gas or other mineral leases or exploration or development programs.

3. Write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the Fund’s investment objective and policies.

4. Invest in securities of another investment company except as permitted by Section 12(d)(1)(A) of the 1940 Act, or as part of a merger, consolidation or acquisition.

5. Purchase a security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years, except that this limitation will be deemed to apply to the entity supplying the revenues from which the issue is to be paid, in the case of private activity bonds purchased.

6. Make investments for the purpose of exercising control of management.

Each of the Legg Mason Partners Variable Aggressive Growth Portfolio and the Legg Mason Partners Variable Mid Cap Core Portfolio may not:

1. Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

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2. Issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4. Borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) a Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), a Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6. Engage in the business of underwriting securities issued by other persons, except to the extent that a Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with a Fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

In addition, the following nonfundamental policies have also been adopted by Legg Mason Partners Variable Aggressive Growth and Legg Mason Partners Variable Mid Cap Core Portfolios. Each Fund may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by a Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Invest in oil, gas or other mineral exploration or development programs.

3. Purchase or otherwise acquire any security if, as a result, more than 15% of each Fund’s net assets would be invested in securities that are illiquid.

4. Invest for the purpose of exercising control of management.

The Legg Mason Partners Variable Social Awareness Stock Portfolio has adopted the following fundamental investment policies:

1. Diversification: with respect to 75% of its assets, the Fund may not purchase a security other than a security issued or guaranteed by the U.S. government, its agencies, instrumentalities, or government-sponsored enterprises or a security of an investment company if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer, or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

2. Industry Concentration: the Fund may not purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry.

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For purposes of this policy, there is no limit on: (1) investments in U. S. government securities, in repurchase agreements covering U. S. government securities, in securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3. Borrowing: the Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund’s total assets.

4. Real Estate: the Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).

5. Lending: the Fund may not make loans to other parties if, as a result, more than one third of its total assets would be loaned to other parties. For purposes of this policy, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

6. Commodities: the Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts and options on futures or from investing in securities or other instruments backed by physical commodities).

7. Underwriting: the Fund may not be an underwriter (as that term is defined in the 1933 Act) of securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

8. Senior Securities: the Fund may not issue any class of senior securities except to the extent consistent with the 1940 Act.

The following non-fundamental investment policies have been adopted by Legg Mason Partners Variable Social Awareness Stock Portfolio:

1. Borrowing: for purpose of the borrowing limitation, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities (“leverage transactions”). (See Fundamental Policy No. 3, “Borrowing.”)

2. Liquidity: the Fund will not invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Trust’s Board.

3. Exercising Control of Issuers: the Fund will not make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

4. Other Investment Companies: the Fund will not invest in securities of another investment company, except to the extent permitted by the 1940 Act and the rules, regulations and exemptions thereunder.

5. Purchasing on Margin: the Fund will not purchase securities on margin, except that the may use short-term credit for the clearance of its portfolio transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts or other permissible investments shall not constitute purchasing securities on margin.

6. Lending: the Fund will not lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund’s total assets.

7. Pledging: the Fund will not pledge its assets except as permitted by the 1940 Act.

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8. Shareholder Notice: the Fund will notify shareholders at least 60 days prior to changing its 80% investment policy.

The Fund, irrespective of any fundamental or non-fundamental, operating investment policies, may invest all or a portion of its assets in one or more investment companies without a shareholder vote.

Proposed Fundamental Investment Restrictions

Fund shareholders recently approved several proposals, including the adoption of revised fundamental investment restrictions. The new fundamental restrictions with respect to each Fund are anticipated to take effect in the first quarter of 2007 and will be as follows:

1. The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, (except that the Fund may invest without limit in obligations issued by banks).

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. [Subject to confirmation: Currently the Fund does not contemplate borrowing money for leverage, but if the Fund does so, it will not likely do so to a substantial degree.] The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act

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permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s manager or a sub-adviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. A Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded Funds that invest in physical and/or financial commodities.

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With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Fund as to how to classify issuers within or among industries.

The Funds’ proposed fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Other Proposed Changes

The shareholders recently approved making each Fund’s investment objective non-fundamental. This is anticipated to take effect in the first half of 2007.

PORTFOLIO TURNOVER

Portfolio Turnover

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

For the fiscal years ended October 31, 2005 and 2006 the portfolio turnover rates were as follows:

	For the Fiscal Year Ended October 31:
Fund	2005	2006
Legg Mason Partners Variable International All Cap Growth Portfolio	21%	16%
Legg Mason Partners Variable Large Cap Value Portfolio	37%	44%
Legg Mason Partners Variable Large Cap Growth Portfolio	7%	20%
Legg Mason Partners Variable Aggressive Growth Portfolio	4%	0%
Legg Mason Partners Variable Mid Cap Core Portfolio	92%	107%
Legg Mason Partners Variable Social Awareness Stock Portfolio	18%	6%

Although it is anticipated that most investments of each Fund will be long-term in nature, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when a Fund’s sub-adviser believes that portfolio changes are appropriate. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions.

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TAXATION

[To be updated by amendment]

The following is a summary of certain material Federal income tax considerations that may affect the Funds and their shareholders. This summary does not address all of the potential Federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific Federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund will be treated as a separate taxpayer for Federal income tax purposes with the result that: (a) each Fund must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a fund-by-fund (rather than on a Trust-wide) basis.

Each Fund intends to continue to qualify separately each year as a “regulated investment company” under Subchapter M of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnership.

Investments by a Fund in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to Federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided the Fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

In addition, each Fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Contract owner’s control of the investments of a Separate Account may cause the Contract owner, rather than the participating insurance company, to be treated as the owner of the assets held by the Separate Account. If the Contract owner is considered the owner of the securities underlying the Separate Account, income and gains produced by those securities would be included currently in the Contract owner’s gross income. It is not known what standards will be set forth in such pronouncements or when, if ever, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Fund. The Board reserves the right to modify the investment policies of a Fund as necessary to prevent any such prospective rules and regulations from causing a Contract owner to be considered the owner of the shares of the Fund underlying the Separate Account.

Each Fund intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Fund as taxable income.

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On October 31, 2006, the unused capital loss carryforwards, by Fund, were approximately as follows: Legg Mason Partners Variable International All Cap Growth: $[            ], Legg Mason Partners Variable Large Cap Growth Portfolio: $            , Legg Mason Partners Variable Aggressive Growth Portfolio: $[            ], Legg Mason Partners Variable Mid Cap Core Portfolio: $[            ], Legg Mason Partners Variable Large Cap Value Portfolio: $[            ] and Legg Mason Partners Variable Social Awareness Stock Portfolio: $            . For Federal income tax purposes, these amounts are available to be applied, by the Fund that has the carryforwards, against future capital gains of the respective Fund that are realized prior to the expiration of the applicable carryforward. The carryforwards expire as follows:

October 31,
Name of Fund	2007	2008		2009		2010		2011		2012		2013
Legg Mason Partners Variable International All Cap Growth Portfolio	—		—	$		$		$			—		—
Legg Mason Partners Variable Large Cap Growth Portfolio	—	$		$		$		$		$		$
Legg Mason Partners Variable Aggressive Growth Portfolio	—		—		—		—		—		—		—
Legg Mason Partners Variable Mid Cap Core Portfolio	—		—		—		—		—		—		—
Legg Mason Partners Variable Large Cap Value Portfolio	—		—		—	$		$			—		—

	October 31,
Name of Fund	2007	2008	2009	2010	2011	2012	2013
Legg Mason Partners Variable Social Awareness Stock Portfolio	—	—	—	$		$—	—

The Code imposes a 4% nondeductible excise tax on any Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Each Fund intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of that Fund at net asset value and are includable in gross income of the Separate Accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Fund should fail to qualify as a regulated investment company, such Fund would be considered as a single investment, which may result in Contracts invested in that Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside a Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by

45

such Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to such Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by such Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If any Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, such Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

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Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of a Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by a Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by a Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

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Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by a Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause a Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Each Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

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Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The foregoing is only a summary of certain material U.S. Federal income tax consequences affecting the Funds and the investors. Prospective investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds.

DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund’s shares will be determined on any day that the New York Stock Exchange (“NYSE”) is open. The NYSE is closed in celebration of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in class-specific expenses, the per share net asset value of each class will differ. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The Fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund

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prices its shares. The Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another Fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a Fund may not take place contemporaneously with the determination of the prices of investments held by such Fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. Eastern time on each day that the NYSE is open will not be reflected in a Fund’s net asset value unless management, under the supervision of the Trust’s Board of Trustees, determines that the particular event would materially affect the net asset value. As a result, a Fund’s net asset value may be significantly affected by such trading on days when a shareholder has no access to such Fund.

AVAILABILITY OF THE FUNDS

Investment in the Trust is only available to owners of either variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts and certain qualified plans. It is possible that in the future it may become disadvantageous for both variable annuity and variable life insurance separate accounts to be invested simultaneously in the Trust. However, the Trust does not currently foresee any disadvantages to the contractowners of the different contracts which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each insurance company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of Fund shares by one or more of the insurance company separate accounts which fund these contracts, which could have adverse consequences to the Fund. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. Federal income tax laws; or (c) differences in voting instructions between those given by variable annuity contractowners and those given by variable life insurance contractowners. If the Board were to conclude that separate series of the Trust should be established for variable annuity and variable life separate accounts, each insurance company would bear the attendant expenses. Should this become necessary, contractowners would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

REDEMPTION OF SHARES

Redemption payments shall be made wholly in cash unless the Trustees believe that economic conditions exist that would make such a practice detrimental to the best interests of a Fund and its remaining shareowners. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described above under “Determination of Net Asset Value” and a shareholder would incur brokerage expenses if these securities were then converted to cash.

MANAGEMENT

The Investment Managers

LMPFA serves as investment manager to each Fund pursuant to an investment management agreement (each, a “Management Agreement”) with the Trust on behalf of the Fund that was approved by the Board, including a majority of the Independent Trustees, on June 23, 2006. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Funds and other certain Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Under the Management Agreements, subject to the supervision and direction of the Fund’s Board, the manager has delegated the responsibility of managing each Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, makes investment decisions for the Fund, and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings

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of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

All orders for transactions in securities on behalf of a Fund are made by management, with broker-dealers selected by management, including affiliated brokers. In placing orders management will seek to obtain the most favorable price and execution available. In selecting broker-dealers, management may consider research and brokerage services furnished to it and its affiliates.

Each Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually (a) by the Trust’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Non-Interested Trustees with such Non-Interested Trustees casting votes in person at a meeting called for such purpose. The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

The management fee payable by the Fund under the Management Agreement for the Legg Mason Partners Variable Aggressive Growth Portfolio is as follows:

Breakpoint Schedule Based on Net Assets of the Fund	Management Fee
First $1 billion	0.750%
Next $1 billion	0.725%
Next $3 billion	0.700%
Next $5 billion	0.675%
Over $10 billion	0.650%

Prior to November 1, 2005, Legg Mason Partners Variable Aggressive Growth Portfolio paid the manager a management fee of 0.80% of its average daily net assets.

The management fee payable by the Fund under the Management Agreement for the Legg Mason Partners Variable International All Cap Growth Portfolio is as follows:

Breakpoint Schedule Based on Net Assets of the Fund	Management Fee
First $1 billion	0.850%
Next $1 billion	0.825%
Next $3 billion	0.800%
Next $5 billion	0.775%
Over $10 billion	0.750%

Prior to November 1, 2005 Legg Mason Partners Variable International All Cap Growth Portfolio paid the manager a management fee of 0.75% of its average daily net assets.

The management fee payable by the Fund under the Management Agreement for the Legg Mason Partners Variable Large Cap Value Portfolio is as follows:

First $500 million	0.600%
Next $500 million	0.550%
Over $1 billion	0.500%

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The management fee payable by the Fund under the Management Agreement for the Legg Mason Partners Variable Large Cap Growth Portfolio is as follows:

Breakpoint Schedule Based on Net Assets of the Fund	Management Fee
First $1 billion	0.750%
Next $1 billion	0.725%
Next $3 billion	0.700%
Next $5 billion	0.675%
Over $10 billion	0.650%

Prior to November 1, 2005 Legg Mason Partners Variable Large Cap Growth Portfolio paid the manager a management fee of 0.750% on the first $5 billion of average daily net assets, 0.725% on the next $2.5 billion of average daily net assets, 0.700% on the next $2.5 billion and 0.650% of average daily net assets, over $10 billion.

The management fee payable by the Fund under the Management Agreement for the Legg Mason Partners Variable Mid Cap Core Portfolio is as follows 0.75% of the Fund’s average daily net assets.

The management fee payable by the Fund under the Management Agreement for the Legg Mason Partners Variable Social Awareness Stock Portfolio is as follows:

Breakpoint Schedule Based on Net Assets of the Fund	Management Fee
First $50 million	0.71%
Next $50 million	0.61%
Next $100 million	0.51%
Over $200 million	0.46%

Prior to November 1, 2005, Legg Mason Partners Variable Social Awareness Stock Portfolio paid the manager an investment advisory fee of 0.61% and an administrative fee of 0.06% of its average daily net assets.

Prior to July 31, 2006, SBFM served as the manager to each Fund pursuant to a prior management agreement. Fees payable to SBFM under the prior management agreement were payable as indicated above.

Management Fees. The manager has agreed to voluntarily waive its fee to the extent that the aggregate expenses of each of the following Funds, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed the following percentage of the Fund’s average daily net assets for any fiscal year:

Fund	Percentage
	Class I	Class II
Legg Mason Partners Variable Large Cap Value Portfolio and Legg Mason Partners Variable Social Awareness Stock Portfolio	1.25%	N/A
Legg Mason Partners Variable International All Cap Growth Portfolio	1.50%	N/A
Legg Mason Partners Variable Aggressive Growth Portfolio	1.00%	1.25%
Legg Mason Partners Variable Mid Cap Core Portfolio	0.95%	[	]%
Legg Mason Partners Large Cap Growth Portfolio	[ ]%	[	]%

Each of these voluntary expense limitations shall be in effect until it is terminated by the manager and notice to shareholders is provided by supplement to the then-current Prospectus or SAI. The manager may terminate these voluntary expense limitations at any time. Any contractual arrangement may be terminated during the term only by written agreement of the Fund and the manager and with notice to shareholders by supplement to the then current Prospectus and SAI.

For the periods shown, each Fund paid SBFM the following management fee under a prior management agreement:

Fund	Fiscal Year Ended October 31, 2004	Fiscal Year Ended October 31, 2005	Fiscal Year Ended October 31, 2006
Legg Mason Partners Variable International All Cap Growth Portfolio	$1,540,393	$1,403,306	$
Legg Mason Partners Variable Large Cap Value Portfolio	2,303,815	1,957,470
Legg Mason Partners Variable Large Cap Growth Portfolio	3,010,901	2,936,582
Legg Mason Partners Variable Aggressive Growth Portfolio	6,441,853	8,084,509
Legg Mason Partners Variable Mid Cap Core Portfolio	758,853	890,458
Legg Mason Partners Variable Social Awareness Stock Portfolio*	N/A	460,861

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The Subadvisers

The sub-adviser of each Fund performs the day-to-day portfolio management of each Fund, except that, LMPFA manages the cash and short-term investments of each Fund. The following is a list of each Fund, its applicable sub-adviser and the subadvisory fees paid by the manager to the applicable subadviser for the period from August 1, 2006 through December 31, 2006.

	Subadviser	Subadvisory Fees
Legg Mason Partners Variable International All Cap Growth Portfolio	ClearBridge	$
Legg Mason Partners Variable Large Cap Value Portfolio	ClearBridge
Legg Mason Partners Variable Large Cap Growth Portfolio	ClearBridge
Legg Mason Partners Variable Aggressive Growth Portfolio	ClearBridge
Legg Mason Partners Variable Mid Cap Core Portfolio	ClearBridge
Legg Mason Partners Variable Social Awareness Stock Portfolio	ClearBridge

ClearBridge, a subsidiary of Legg Mason located at 399 Park Avenue, New York, New York 10022, serves as the subadviser to certain Funds noted above pursuant to a sub-advisory agreement between the manager and ClearBridge that was approved by the Board, including a majority of the Independent Trustees, on June 23, 2006 (a “Sub-Advisory Agreement”).

Under each Subadvisory Agreement, the subadviser is responsible, subject to the general supervision of LMPFA and the Board, for the actual management of Fund assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will, except for the management of cash and short-term investments that is performed by LMPFA, manage a Fund’s portfolio in accordance with the Fund’s stated investment objective(s) and policies, assist in supervising all aspects of the Fund’s operations, make investment decisions for the Funds, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Funds.

Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on not more than 60 days’ written notice without penalty. The manager or the subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice without penalty. The Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

As compensation for its sub-advisory services, the manager will pay a Fund’s Subadviser a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. Since the Sub-Advisory Agreement went into effect on August 1, 2006, no fees were paid by the manager to the subadviser under the Sub-Advisory Agreement during the Fund’s past three fiscal years.

Brandywine Global Investment Management, LLC (“Brandywine”) will become a subadviser for the Legg Mason Partners Variable International All Cap Growth Portfolio on or about May 1, 2007 pursuant to a subadvisory agreement between the manager and Brandywine that was approved by the Board including a majority of the Independent Trustees. Brandywine is an affiliate of Legg Mason.

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Legg Mason Investment Counsel, LLC (“LMIC”) will become a subadviser for the Legg Mason Partners Variable Social Awareness Stock Portfolio on or about May 1, 2007 pursuant to a subadvisory agreement between the manager and LMIC that was approved by the Board including a majority of the Independent Trustees. LMIC is an affiliate of Legg Mason.

Expenses

In addition to amounts payable under its Management Agreement and the Distribution Plans (as discussed below), each Fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto and expenses related to a portfolio reorganization.

Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the manager, the sub-advisers and the distributors have adopted Codes of Ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Codes of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the manager, the sub-advisers and the distributors are on file with the SEC.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Manager

The following tables set forth certain additional information with respect to each Fund’s portfolio managers. Unless noted otherwise, all information is provided as of December 31, 2005.

Other Accounts Managed by Portfolio Manager

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Unless otherwise noted, no accounts had fees based on performance.

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Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Legg Mason Partners Variable Aggressive Growth	Richard A. Freeman*	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

Legg Mason Partners Variable Large Cap Growth Portfolio	Alan Blake*	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

Legg Mason Partners Variable Large Cap Value Portfolio	Robert Feitler*	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

	Mark McAllister*	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

Legg Mason Partners Variable Mid Cap Core Portfolio	Brian Angerame*	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

	Derek Deutsch*	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

*	Information provided as of October 31, 2006.
**	Includes 77 accounts managed, totaling $20.7 billion, for which advisory fee is performance-based.

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Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Legg Mason Partners Variable International All Cap Growth Portfolio	Jeffrey J. Russell	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

Legg Mason Partners Variable Social Awareness Stock Portfolio	William Theriault	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

Portfolio Manager Compensation

The description below relates to ClearBridge and their affiliates.

ClearBridge investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel. ClearBridge investment professionals who are employed concurrently by ClearBridge and also by another investment manager affiliated with Legg Mason may be compensated under that other investment manager’s compensation program.

ClearBridge has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Funds’ portfolio managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of Fund shareholders and other ClearBridge clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of ClearBridge revenue attributable to the team (largely management and related fees generated by Funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment term’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a Fund, the benchmark set forth in the Fund’s prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). ClearBridge may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable ClearBridge chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment Fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other Funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

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The manager, the sub-advisers and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager or a sub-adviser and the individuals that it employs. For example, the manager and each sub-adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and each sub-adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the sub-advisers and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain Funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts managed. Clearbridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the Funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of Fund securities by each Portfolio Manager. None of the portfolio managers own Fund shares because Fund shares are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

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Fund	Portfolio Manager	Dollar Range of Ownership of Securities
Legg Mason Partners Variable Aggressive Growth Portfolio	Richard A. Freeman	none
Legg Mason Partners Variable Large Cap Growth Portfolio	Alan Blake	none
Legg Mason Partners Variable Large Cap Value Portfolio	Robert Feitler Mark McAllister	none none
Legg Mason Partners Variable Mid Cap Core Portfolio	Brian Angerame Derek Deutsch	none none
Legg Mason Partners Variable International All Cap Growth Portfolio	Jeffrey J. Russell	none
Legg Mason Partners Variable Social Awareness Stock Portfolio	William Theriault	none

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Funds, as applicable, to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Fund, the Board of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the Funds as required for the Funds to comply with applicable rules under the 1940 Act.

Each subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted and are attached as Appendices B-D to this SAI.

Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge (1) by calling 1-888-425-6432, (2) on the Funds’ website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov. Proxy voting reports for the period ended June 30, 2006 are listed under the Trust’s former name, Travelers Series Fund Inc.

Distribution

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the Trust’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the Trust’s Board and by a majority of the Non-Interested Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005.

CGMI and LMIS may be deemed to be underwriters for purposes of the Securities Act of 1933.

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The distributors’ obligation is an agency or “best efforts” arrangement under which the distributors are required to take and pay only for such shares of each Fund as may be sold to the public. The distributors are not obligated to sell any stated number of shares. The distribution agreements have an initial term of two years and are renewable from year to year thereafter if approved (a) by the Trustees or by a vote of a majority of the Trust’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the agreements or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

Distribution Plan

The Trust has adopted amended shareholder services and distribution plans (each, a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class II shares of the Legg Mason Partners Variable Aggressive Growth Portfolio, the Legg Mason Partners Variable Large Cap Growth Portfolio and the Legg Mason Partners Variable Mid Cap Core Portfolio. Under each Plan, the distribution fee may be used by a distributor or a life insurance company offering a Separate Account for which the Legg Mason Partners Variable Aggressive Growth Portfolio, the Legg Mason Partners Variable Large Cap Growth Portfolio and the Legg Mason Partners Variable Mid Cap Core Portfolio are funding mediums, for expenses related to such Funds including without limitation: (a) costs of printing and distributing the Fund’s prospectuses, statements of additional information and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature and other promotional material pertaining to the Fund and including materials intended for use within the insurance company or for broker-dealer use and reports for persons other than existing Contract owners; (c) an allocation of overhead and other branch office distribution-related expenses of a distributor or life insurance company; (d) payments made to, and expenses of, a distributor’s financial consultants, other broker-dealers, financial intermediaries and other persons who provide support or personal services to Fund shareholders in connection with the distribution of the Fund’s shares, including but not limited to, office space, equipment, communication facilities, answering routine inquiries regarding the Fund and its operations, processing shareholder transactions, promotional, advertising or marketing services intended for use within the insurance company, sub-accounting and recordkeeping services (in excess of ordinary payments made to the Fund’s transfer agent or other recordkeeper), obtaining Contract owner information and providing information about the Fund, cash value and premium allocation services, compensating sales personnel, training sales personnel regarding the Fund, holding seminars and sales meetings designed to promote the distribution of Fund shares, maintaining and servicing Contract accounts (including the payment of a continuing fee to financial consultants); and (e) personal service and/or maintenance of contract accounts with respect to Fund shares attributable to such accounts; provided, however, that (i) the distribution fee may be used by a distributor or insurance company to cover expenses primarily intended to result in the sale of shares, including, without limitation, payments to the distributor’s financial consultants and other persons as compensation for the sale of the shares and (ii) a distributor or life insurance company may retain portions of the distribution fee in excess of its expenses incurred. Under the Plans, Legg Mason Partners Variable Aggressive Growth Portfolio, Legg Mason Partners Variable Large Cap Growth Portfolio and the Legg Mason Partners Variable Mid Cap Core Portfolio each pays a service and distribution fee not to exceed 0.25% of the average daily net assets of its shares.

Under their terms, the Plans continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plans. The Plans may not be amended to increase the amount to be spent for the services provided by a distributor without shareholder approval, and all amendments of the Plans must be approved by the Trustees in the manner described above. The Plans may be terminated with respect to a class at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to any Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

The Plans were adopted because of their anticipated benefits to the Funds. These anticipated benefits include increased promotion and distribution of a Fund’s shares, an enhancement in a Fund’s ability to maintain accounts and improve asset retention and increased stability of net assets for a Fund.

Because Class II of Legg Mason Partners Variable Aggressive Growth Portfolio, the Legg Mason Partners Variable Large Cap Growth Portfolio and the Legg Mason Partners Variable Mid Cap Core Portfolio had not yet commenced operations, no fees were paid under the Plans of those Funds for the fiscal year ending October 31, 2006.

Portfolio Transactions

Subject to such policies as may be established by the Board from time to time, each Fund’s sub-adviser is primarily responsible for a Fund’s portfolio decisions and the placing of a Fund’s portfolio transactions except that for Funds where ClearBridge acts as sub-adviser, the manager manages the cash and short-term investments of the Fund.

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Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The purchase by a Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement. The aggregate brokerage commissions paid by each Fund for its three most recent fiscal years is set forth below.

Pursuant to each Management Agreement and Sub-Advisory Agreement, the manager and each applicable sub-adviser is authorized to place orders pursuant to its investment determinations for a Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and each sub-adviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital. In connection with the manager’s or a sub-adviser’s, as applicable, monitoring of its portfolio transactions for compliance with its policies, the manager and each sub-adviser utilize both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the manager, a Sub-Adviser or its affiliates exercise investment discretion. The manager and sub-adviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or sub-adviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or the sub-adviser, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. The manager or sub-adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or sub-adviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a Fund’s costs, neither the manager or any sub-adviser believes that the receipt of such brokerage and research services significantly reduces its expenses. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or a sub-adviser by brokers who effect securities transactions for a Fund may be used by the manager or sub-adviser, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or sub-adviser by brokers who effect securities transactions for other investment companies and accounts which the manager or sub-adviser manages may be used by the manager or sub-adviser, as applicable, in servicing a Fund. Not all of these research services are used by the manager or sub-adviser in managing any particular account, including the Funds.

Shown below are the total brokerage commissions paid by the predecessor Funds for the fiscal years ended October 31, 2004, October 31, 2005 and October 31, 2006 on behalf of the Funds, the portion paid to CGMI and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. During the fiscal year ended October 31, 2004, the total amount of commissionable transactions was $[            ], of which $[            ] ([    ]%) was directed to CGMI and executed by unaffiliated brokers and $[            ] (%) was directed to other brokers. During the fiscal year ended October 31, 2005, the total amount of commissionable transactions was $[            ], of which $[            ] ([    ]%) was directed to CGMI and executed by unaffiliated brokers and $[            ] ([    ]%) was directed to other brokers. During the fiscal year ended October 31, 2006, the total amount of commissionable transactions was $[            ], of which $[            ] was directed to CGMI and executed by unaffiliated brokers and $[            ] was directed to other brokers.

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Commissions:

Fiscal Year Ended	Total Brokerage Commissions	Commissions Paid to CGMI and Affiliates		To Others (for execution only)
October 31, 2004	$6,968,603	$144,949	(2.08)%	$6,823,654	(97.92)%
October 31, 2005	$1,192,520	$61,140	(5.13)%	$1,131,380	(94.87)%
October 31, 2006

Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.

As of December 1, 2005, CGMI ceased being an affiliated person of the Trust or the Funds under the 1940 Act. As a result, the Funds are permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal).

In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of the manager’s or a sub-adviser’s other clients. Investment decisions for each Fund and for the manager’s or sub-adviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the manager or sub-adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For the fiscal year ended October 31, 2006, the Funds held the following securities issued by their regular broker-dealers:

Issuer	D=Debt E=Equity	Par Value/Number of Shares
UBS AG
Bear Stearns & Co.
Morgan Stanley
Banc of America Securities
Deutsche Bank
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Deutsche Bank
Banc of America LLC
Goldman Sachs & Co.
UBS Securities
Morgan Stanley
Bear Stearns & Co
Merrill Lynch, Pierce, Fenner & Smith

OTHER INFORMATION ABOUT THE COMPANY

The Trust is an open-end management investment company. The Trust was organized in 2002 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.” Each portfolio of the Trust is “diversified” within the meaning of the 1940 Act.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the trust. However, the trust’s Master Trust Agreement (“Trust Instrument”) disclaims shareholder liability for acts or obligations of the trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or a Trustee. The Trust Instrument provides for indemnification from the trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the

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trust would be unable to meet its obligations, a possibility that the manager believes is remote and immaterial. Upon payment of any liability incurred by the trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the trust. The Trustees intend to conduct the operations of the trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the trust.

All shareholders of each portfolio in the trust, upon liquidation, will participate ratably in the trust’s net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees of the trust. Shares are transferable but have no preemptive, conversion or subscription rights.

Proposed Changes. The Board has approved a number of initiatives designed to streamline and restructure the fund complex, and the Trust is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, each Fund will become a series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

A Fund is not required to hold an annual meeting of shareholders, but a Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

A Fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. A Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide a Fund with identification required by law, or if a Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

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Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to a Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a Fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that a Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits a Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a Fund, as a series of the trust, represents an interest in the Fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of a Fund and requires a Fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, a Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a Fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a

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court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the Fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Voting Rights. The Trust offers its shares only for purchase by insurance company separate accounts and certain qualified plans. Thus, the insurance companies are technically the shareholders of the Trust and, under the 1940 Act, are deemed to be in control of the Trust. Nevertheless, with respect to any Trust shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contractowners who own units in a separate account investment division which corresponds to shares in the Trust in accordance with the procedures set forth in the prospectus for the applicable contract issued by the insurance company and to the extent required by law. Shares of the Trust attributable to contractowner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the net income of that Fund as are declared in the discretion of the Trustees. Shareowners are entitled to one vote for each share held and will vote by individual Fund except to the extent required by the 1940 Act. The Trust is not required to hold shareowner meetings annually, although special meetings may be called for the Trust as a whole, or a specific Fund, for purposes such as electing or removing Trustees, changing Fundamental policies or approving a management contract.

Shares of the Trust entitle their owners to one vote per share; however, on any matter submitted to a vote of the shareowners, all shares then entitled to vote will be voted by individual Fund unless otherwise required by the 1940 Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a Fund would be voted upon only by shareowners of the Fund involved. Additionally, approval of an amendment to a Fund’s management or subadvisory agreement is a matter to be determined separately by that Fund. Approval of a proposal by the shareowners of one Fund is effective as to that Fund whether or not enough votes are received from the shareowners of the other Funds to approve the proposal as to that Fund except for matters on which shares of the Trust must be voted in the aggregate.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act always at least a majority, but in most instances, at least two-thirds, of the Trustees have been elected by the shareowners of the Trust. Shares do not have cumulative voting rights and therefore the owners of more than 50% of the outstanding shares of the Trust may elect all of the Trustees irrespective of the votes of other shareowners.

Custodian. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of each Fund. State Street, among other things, maintains a custody account or accounts in the name of a Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. State Street neither determines a Fund’s investment policies, nor decides which securities the Fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as each Fund’s securities lending agent and receives a share of the income generated by such activities.

Transfer Agent. PFPC, located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the Funds’ transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each Fund, handles certain communications between shareholders and a Fund and distributes dividends and distributions payable by a Fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the applicable Fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the Fund’s transfer agent.

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Legal Counsel.[                    ] serves as legal counsel to the Fund.

Independent Registered Public Accounting Firm. [                    ], has been selected as the Trust’s independent registered public accounting firm, to audit and report on the financial statements and financial highlights of the Trust for the fiscal year ending October 31, 2007.

As of [                    [, to the knowledge of the Funds, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned 5% or more of the outstanding shares of the Funds with the exception of the following:

Portfolio	Shareholder Name/Address	Shares Held	Percent
Legg Mason Partners Variable Large Cap Value Portfolio	MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	6,982,051.913	52.6775

	MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	4,524,846.073	34.1386

	ING USA Annuity Life Insurance Co. Attn: Fund Accounting 1475 Dunwoody Drive West Chester, PA 19380	1,464,059.607	11.0459

Legg Mason Partners Variable International All Cap Growth Portfolio	MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	4,859,740.854	48.8466

	MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	4,289,566.047	43.1156

	ING USA Annuity Life Ins. Co. Attn: Fund Accounting 1475 Dunwoody Drive West Chester, PA 19380	599,943.110	6.0302

Legg Mason Partners Variable Social Awareness Stock Portfolio	MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	2,380,521.187	72.5974

	MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	24,156,489.42	27.0840
Legg Mason Partners Variable Large Cap Growth Portfolio	MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	12,965,587.838	61.6694

	MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	7,672,730.540	36.4945

Legg Mason Partners Variable Mid Cap Core Portfolio	MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	5,546,183.022	73.8627

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Portfolio	Shareholder Name/Address	Shares Held	Percent
	MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	1,932,360.799	25.7347

Legg Mason Partners Variable Aggressive Growth Portfolio	MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 90027 Hartford, CT 06199-0027	39,068,367.595	53.0317

	MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	29,525,214.039	40.0777

	MetLife Investors USA Ins. Co. MetLife Investors USA Separate Account A 5 Park Plaza—Suite 1900 Irvine, CA 92614-2549	4,315,865.543	5.8583

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CMGI”) and a number of its then affiliates, including Smith Barney Fund Management LCC (“SBFM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court

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issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested, including Legg Mason Partners Variable International All Cap Growth Portfolio, Legg Mason Variable Large Cap Value Portfolio, Legg Mason Partners Largecap Growth Portfolio, Legg Mason Partners Variable Aggressive Growth Portfolio and Legg Mason Partners Mid Cap Core Portfolio and dismissing those Detendent Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc., SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the Funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the Boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

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On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

***

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the Funds’ manager believes that this matter is not likely to have a material adverse effect on the Funds.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The Annual Reports for the Funds’ predecessors for the fiscal year ended October 31, 2006 are incorporated herein by reference in their entirety. They were filed with the Securities and Exchange Commission on [                    ] (Accession Numbers [                                ]] and[                                ]).

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APPENDIX A

LEGG MASON PARTNERS FUND ADVISOR, LLC

Proxy Voting Policy

LMPFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

A-1

APPENDIX B

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning ClearBridge Advisors1 (Clearbridge)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

[1]	ClearBridge Advisors comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to

B-1

vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

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Legg Mason Partners Variable Dividend Strategy Portfolio

Supplement dated April     , 2007

to Prospectus dated February     , 2007

The attached prospectus is now dated April     , 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type variable funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information in the prospectus is that of the fund’s predecessor.

The Legg Mason Partners Variable Dividend Strategy Portfolio year-to-date return as of March 31, 2007 was         %.

Management - Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

PROSPECTUS

February     , 2007

Shares of the portfolio are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners

Variable Dividend Strategy Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Variable Dividend Strategy Portfolio

Contents

Prior to April 7, 2006, the fund was known as Smith Barney Dividend Strategy Portfolio.

Investments, risks and performance	2

More on the portfolio’s investments	6

Management	8

Share transactions	11

Distributions, dividends and taxes	14

Share price	15

Financial highlights	17

Investments, risks and performance

Investment objective

The fund seeks capital appreciation, principally through investments in dividend-paying stocks.

Key investments

Under normal market conditions, at least 80% of the fund’s assets will be invested in dividend-paying stocks.

The fund may, under normal circumstances, invest up to 20% of its assets in other types of equity securities, such as preferred stocks, warrants and securities convertible into common stocks, and in other securities of issuers. The fund may also make investments in companies that are not expected to pay dividends. The fund may invest in both U.S. and non-U.S. issuers.

How the manager selects the fund’s investments

The portfolio managers’ investment strategy consists of individual company selection. The portfolio managers typically look for investments among equity securities of small to large cap issuers, consisting primarily of dividend-paying mid and large cap companies, that are dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

In selecting individual companies for investment, the portfolio managers look for the following:

■	Current yield or potential for dividend growth
■	Strong or rapidly improving balance sheets
■	Recognized industry leadership
■	Effective management teams that exhibit a desire to earn consistent returns for shareholders

The portfolio managers may also consider the following characteristics:

■	Consistency and growth of dividends
■	Past growth records
■	Future earnings prospects
■	Technological innovation
■	General market and economic factors

Generally, companies in the fund’s portfolio fall into one or more of the following categories:

Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The portfolio managers generally look for low market valuations, as measured by their valuation models. The portfolio managers also look for companies that are expected to have positive changes in earnings prospects because of factors such as:

■	New, improved or unique products and services
■	New or rapidly expanding markets for a company’s products
■	New management
■	Changes in the economic, financial, regulatory or political environment particularly affecting a company
■	Effective research, product development and marketing

2         Legg Mason Partners Funds

■	A business strategy not yet recognized by the marketplace

Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies’ products.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments if:

■	Stock prices decline generally, or stocks perform poorly relative to other types of investments
■	Companies in which the fund invests or dividend paying stocks in general fall out of favor with investors
■	The portfolio managers’ judgment about the attractiveness, value or potential appreciation of particular investments proves to be incorrect
■	Portfolio companies do not meet earning expectations or other events depress the value of those companies’ stocks

Who may want to invest in the fund

The fund may be an appropriate investment if you:

■	Are an investor seeking to participate in the long term growth potential of the stock market while obtaining some current income and
■	Are willing to accept the risks of investing in common stocks

Legg Mason Partners Variable Dividend Strategy Portfolio         3

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. Effective November 1, 2004, the fund adopted its current investment policy of normally investing at least 80% of its assets in dividend-paying stocks. The fund’s previous policy was normally to invest at least 80% of its net assets in equity securities of U.S. large cap issuers and related investments. The performance information and financial highlights included in this prospectus for periods prior to November 1, 2004 reflect the fund’s previous investment policy. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Calendar Year Total Returns

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 12.66% in 2nd quarter 2003; Lowest: (16.61)% in 3rd quarter 2002

Average Annual Total Returns (for the periods ended 12/31/06)

	1 Year	5 Years	Since Inception	Inception Date
Fund	17.93%	2.14%	0.93%	09/15/99

S&P 500 Index(1)	15.78%	6.18%	2.65%	(2)

(1)	The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
(2)	Index comparison begins on 09/15/99.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

4         Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)
Management fee(1)	0.65%

Distribution and service (12b-1) fees	None

Other expenses	0.25%

Total annual fund operating expenses(2)	0.90%

(1)	The fund has a fee schedule that reduces the management fee payable on assets in excess of $1 billion as follows: 0.65% on assets of up to $1 billion, 0.60% on assets between $1 billion and $2 billion, 0.55% on assets between $2 billion and $3 billion, 0.50% on assets between $3 billion and $4 billion, and 0.45% on assets in excess of $4 billion.
(2)	Because of a voluntary expense limitation, total ordinary operating expenses are not expected to exceed 0.95%. This expense limitation may be modified or terminated at any time.

Example

This example helps you compare the costs of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

1 year	3 years	5 years	10 years
$92	$288	$500	$1,110

Legg Mason Partners Variable Dividend Strategy Portfolio         5

More on the portfolio’s investments

Equity securities

Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities. Equity securities may also include investments in real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests.

Securities of foreign issuers

The fund may invest up to 25% of its assets in foreign securities, including those of issuers in emerging market countries.

Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Since the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivative transactions

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	To enhance a fund’s return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Short sales

The fund may engage in short sales. Losses from short sales may be unlimited.

6         Legg Mason Partners Funds

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Short-term and defensive investments

While the fund intends to be substantially fully invested in equity securities, it may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.

Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Objectives/policies

The fund’s investment objective and investment policies generally may be changed by the trustees without shareholder approval.

The fund has a policy to invest at least 80% of its assets in dividend paying stocks and related investments suggested by the fund’s name. The policy may be changed with at least 60 days’ prior notice to shareholders.

Master/feeder option

The fund may in the future seek to achieve its investment objective by investing its assets in one or more investment companies. Shareholders of the fund will be given at least 30 days’ prior notice of any such investment.

The fund may also use other strategies and invest in other securities that are described, along with its risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors which are not described here that could adversely affect your investment and that could prevent the fund from achieving its objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Legg Mason Partners Variable Dividend Strategy Portfolio         7

Management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 1022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive office are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors. A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the fund. The table also shows the business experience of each portfolio manager.

Portfolio manager(s)	Since	Past 5 years’ business experience
Scott Glasser	2004	Investment officer of ClearBridge Advisors, LLC and its predecessors.

Peter Hable	2004	Investment officer of ClearBridge Advisors, LLC and its predecessors.

8         Legg Mason Partners Funds

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the fund.

Management fee

For the fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through October 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts

Legg Mason Partners Variable Dividend Strategy Portfolio         9

of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10         Legg Mason Partners Funds

Share transactions

Availability of shares

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	the New York Stock Exchange (“NYSE”) is closed;
■	trading on the NYSE is restricted;
■	an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
■	as permitted by SEC order in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Legg Mason Partners Variable Dividend Strategy Portfolio         11

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the

12         Legg Mason Partners Funds

fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Legg Mason Partners Variable Dividend Strategy Portfolio         13

Distributions, dividends and taxes

Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The fund normally pays dividends and distributes capital gains, if any, as follows:

Income dividend distributions	Capital gain distributions	Distributions mostly from
Annually	Annually	Income

Taxes

The fund intends to qualify and be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.

In order to enable contracts investing in the fund to comply with the diversification requirements applicable to “suggested asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury Regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of an account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” each separate account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. If the fund should fail to comply with these regulations or fail to qualify as a regulated investment company under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

14         Legg Mason Partners Funds

Share price

Shares of the fund may be purchased or redeemed at their net asset value, next determined after receipt of a request in good order. Net asset value is the value of the fund’s assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the fund’s Board. The fund’s Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price

Legg Mason Partners Variable Dividend Strategy Portfolio         15

securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan must place its order with the fund or its agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day’s price.

16         Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past 5 years. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by [                ], independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Legg Mason Partners Variable Dividend Strategy Portfolio	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$8.69	$8.58	$8.33	$7.24	$8.96

Income (Loss) From Operations:
Net investment income	0.19	0.18	0.03	0.03	0.02
Net realized and unrealized gain (loss)	1.25	0.01	0.25	1.09	(1.72)

Total Income (Loss) From Operations	1.44	0.19	0.28	1.12	(1.70)

Less Distributions From:
Net investment income	(0.17)	(0.08)	(0.03)	(0.03)	(0.02)

Total Distributions	(0.17)	(0.08)	(0.03)	(0.03)	(0.02)

Net Asset Value, End of Year	$9.96	$8.69	$8.58	$8.33	$7.24

Total Return(1)	10.89%	2.23%	3.41%	15.47%	(18.94)%

Net Assets, End of Year (000s)	$76,768	$75,866	$77,836	$73,717	$61,139

Ratios to Average Net Assets:
Gross expenses	0.90%	0.86%	0.88%	0.91%	0.93%
Net expenses(2)	0.89 (3)	0.86	0.88 (3)	0.91	0.93
Net investment income	2.08	2.07	0.37	0.47	0.24

Portfolio Turnover Rate	22%	99%	42%	77%	45%

(1)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, will not exceed 0.95%.

(3)	Reflects fee waivers and/or expense reimbursements.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Legg Mason Partners Variable Dividend Strategy Portfolio         17

(Investment Company Act file no. 811-03064)

FD02/07

Legg Mason Partners Investment Series

Legg Mason Partners Variable Dividend Strategy Portfolio

Additional Information

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of additional information The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the fund, or obtain shareholder reports or the statement of additional information (without charge) by calling Shareholder Services at 800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

                    , 2007

STATEMENT OF ADDITIONAL INFORMATION

Legg Mason Partners Variable Dividend Strategy Portfolio

125 Broad Street

New York, NY 10004

800-451-2010

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the prospectus dated [                    ], 2007 for Legg Mason Partners Variable Dividend Strategy Portfolio (the “Portfolio”), as supplemented from time to time, and should be read in conjunction therewith. As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the Portfolio assumed the assets and liabilities of a predecessor fund with the same name. The Portfolio is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type funds, and is a series of Legg Mason Partners Variable Portfolios IV (the “Trust”), a Massachusetts business trust. Other initiatives, including the election of a new Board and the approval of certain revised fundamental investment policies, have also been accomplished, and more information on these matters appears in this SAI. If certain remaining initiatives are accomplished, the Portfolio will become a series of Legg Mason Partners Variable Equity Trust, a Maryland business trust. Certain historical information contained in the SAI is that of the Portfolio’s predecessor.

Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. The prospectus and copies of these reports may be obtained from designated insurance companies offering separate accounts (“separate accounts”) which fund certain variable annuity and variable life insurance contracts (each, a “contract”) and qualified pension and retirement plans or by writing or calling the Trust at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

TABLE OF CONTENTS

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

1

GENERAL INFORMATION

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), a recently organized investment adviser and limited liability company, 399 Park Avenue, New York, NY 10022, manages the assets of the Portfolio. ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) serves as the subadviser to the Portfolio, and provides day-to-day portfolio management for the Portfolio, except for the management of cash and short term instruments, which is performed by LMPFA. The manager and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Investor Services, LLC (“LMIS”) and Citigroup Global Markets Inc. (“CGMI”, and with LMIS, the “Distributors”) are the distributors of the Portfolio’s shares.

GOALS AND INVESTMENT POLICIES

The following disclosures supplement disclosures set forth in the prospectus and do not, standing alone, present a complete and accurate explanation of the matters disclosed.

The goal and investment policies, the percentage limitations, and the kinds of securities in which the Portfolio may invest are generally not fundamental policies and therefore may be changed by the Trustees without shareholder approval.

The Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the Portfolio takes a temporary defensive position, it may be unable to achieve its investment objective.

The Portfolio is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended (“1940 Act”), the rules and regulations thereunder, and exemptive orders granted under the 1940 Act.

The Portfolio seeks capital appreciation, principally through investments in dividend-paying stocks. The Portfolio seeks to achieve its investment objective primarily through investments in common stocks and other equity securities. Under normal market conditions, the Portfolio invests at least 80% of its assets in dividend-paying stocks. Although this policy relating to dividend-paying stocks may be changed without shareholder approval, the Portfolio will provide its shareholders with at least 60 days prior notice of any change in this policy.

The Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in Appendix A. Short-term investments may include repurchase agreements with banks or broker-dealers. The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures contracts.

Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock futures and stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 25% of its total assets in securities of foreign issuers.

INVESTMENT PRACTICES AND ASSOCIATED RISKS

This section contains a discussion of certain investment practices and certain of the risks associated with these practices, and supplements the description of the Portfolio’s investments and risks contained in the

2

Prospectus. The Portfolio may engage in these and any other practices not prohibited by its investment restrictions. The selection of investments and the utilization of investment techniques depends on, among other things, the subadviser’s investment strategies for the Portfolio, conditions and trends in the economy and financial markets and investments being available on terms that, in the subadviser’s opinion, make economic sense. For further information about risks associated with these practices, see “Additional Risk Factors” below.

Equity Securities

The Portfolio may invest in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depository receipts for those securities.

Common Stocks. The Portfolio may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred Stocks. The Portfolio may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See “Convertible Securities” below.

Convertible Securities. The Portfolio may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In general, the market value of a convertible security is the greater of its investment value as a fixed income security or its conversion value (the value of the underlying common stock if the security is converted). The Portfolio may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Portfolio selects these

3

securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants. The Portfolio may purchase warrants. Warrants acquired by the Portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. A Portfolio’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs. The Portfolio may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. The Portfolio’s investments in REITs is subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, may not be diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the “Code”). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if the Portfolio invests in REITs.

Illiquid and Restricted Securities. The Portfolio may invest up to 15% of the value of its assets in illiquid or restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from this limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the subadviser pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in the Portfolio’s inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

Securities of Foreign Issuers. The Portfolio may invest up to 25% of the value of its total assets in securities of foreign governments and companies of developed and emerging markets countries. These securities may be denominated in foreign currencies.

The Portfolio may also purchase foreign securities in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by foreign corporations. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered

4

form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

ADRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

The Portfolio may invest in the securities of developing countries, commonly known as “emerging markets” countries. See “Risk Factors—Securities of Developing /Emerging Markets Countries”.

Fixed Income Securities

Corporate Debt Obligations. The Portfolio may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon bonds do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

U.S. Government Securities. The U.S. Government securities in which the Portfolio may invest include: bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

Short-Term Investments. In certain circumstances the Portfolio may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. Certificates of deposits (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

To the extent the Portfolio is investing in short-term investments as a temporary defensive posture, the Portfolio’s investment objective may not be achieved.

Commercial Paper. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Portfolio, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

5

Derivative Instruments

Options, Futures Contracts and Related Options

Selling Call and Put Options. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolio’s current return can be expected to fluctuate because premiums earned from writing options and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also results in a higher portfolio turnover. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Portfolio may sell call options only on a covered basis. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option at all times during the option period. The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Portfolio sells put options only on a covered basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account with its custodian cash, cash equivalents or liquid securities in an amount of not less than the exercise price of the option, or will hold a put on the same underlying security at an equal or greater exercise price. The Portfolio generally would sell put options when the manager wishes to purchase the underlying security for the Portfolio at a price lower than the current market price of the security.

In order to terminate its position as writer of a call or put option, the Portfolio may enter into a “closing purchase transaction,” which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Portfolio would also realize a gain if an option it has sold lapses unexercised. The Portfolio may sell options that are listed on an exchange as well as options that are traded over-the-counter. The Portfolio may close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Portfolio may purchase an offsetting option, which does not close out its position as a writer, but provides an asset of equal value to its obligation under the option sold. If the Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

By selling a call option, the Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option, the Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Portfolio may be able to write.

Purchasing Call and Put Options. The Portfolio may purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options may be purchased for their leverage potential. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Portfolio can benefit from any

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significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Portfolio could bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired. Conversely, put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Portfolio’s assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital appreciation would increase the Portfolio’s volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio’s net asset value. The Portfolio may purchase either listed or over-the-counter options.

Options on Stock Indices. Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor’s 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to the Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.

Futures Contracts. The Portfolio may engage in transactions involving futures contracts and related options. Under the rules of the Commodity Futures Trading Commission (“CFTC”), the Portfolio is exempt from registration as a “commodity pool”.

An interest rate futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of a specific type of debt security at a specified future time and at a specified price. Although interest rate futures contracts call for delivery of specified securities, in most cases the contracts are closed out (by an offsetting purchase or sale) prior to actual delivery, with the difference between the contract price and the offsetting price paid in cash.

A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. A stock index fluctuates with changes in the market values of the stocks included. No physical delivery of the underlying stocks in the index is made.

Stock index futures contracts can be purchased with respect to the Standard & Poor’s 500 Stock Index on the Chicago Mercantile Exchange (“CME”), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade, among other indices.

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Differences in the stocks included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange (“Nikkei Index”), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the CME and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised indices of foreign stocks are also being developed. Investments in foreign stock index futures and options thereon, like investments in securities of foreign entities and securities denominated in foreign currencies, involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

Single Stock Futures. The trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or “SFCs”, is now permitted. As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which the Portfolio may invest, where the Portfolio has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the Portfolio has a position in a SFC, the Portfolio has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Portfolio is required to deposit for the benefit of the broker an amount of appropriate securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent margin deposits, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

For example, when the Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment to the broker.

At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

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When the Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance (“anticipatory hedge”). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio’s securities (“defensive hedge”). To the extent that the Portfolio’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs.

Options on Futures Contracts. The Portfolio may also purchase and sell options on futures contracts which are traded on an Exchange. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a seller of an option on a futures contract, the Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Portfolio may purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

Forward Currency Contracts and Options on Currency. The forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Portfolio engages in forward currency transactions in anticipation of, or to protect itself against fluctuations in exchange rates. The Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, the Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Portfolio might purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset, that is the subject of the hedge, generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio’s cross-hedges and the movements in the exchange rates of foreign currencies in which the Portfolio’s assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Portfolio, however, may enter into forward contracts with deposit requirements or commissions.

The Portfolio may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Options on foreign currencies operate similarly to options on securities, and are traded

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primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the subadviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally.

A put option on currency gives the Portfolio, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Portfolio, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Portfolio might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Portfolio anticipates purchasing securities.

The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter (“OTC”) markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Portfolio intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. The staff of the Securities and Exchange Commission (“SEC”) has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

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Use of Segregated and Other Special Accounts. Use of many hedging and other strategic transactions including currency and market index transactions by the Portfolio will require, among other things, that the Portfolio segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Portfolio, for example, will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Portfolio on an index will require the Portfolio to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Portfolio will require the Portfolio to segregate liquid securities equal to the exercise price. Except when the Portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Portfolio to buy or sell a foreign currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio’s obligations or to segregate liquid securities equal to the amount of the Portfolio’s obligations.

OTC options entered into by the Portfolio, including those on securities, currency, financial instruments or indices, and Options Clearing Corporation (“OCC”)-issued and exchange-listed index options will generally provide for cash settlement, although the Portfolio may not be required to do so. As a result, when the Portfolio sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Portfolio other than those described above generally settle with physical delivery, and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the Portfolio enters into OTC options transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, the Portfolio must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. The Portfolio will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Portfolio’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. The Portfolio could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Portfolio could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

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Other Practices

Repurchase Agreements. The Portfolio may enter into repurchase agreements with broker-dealers or banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser’s holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Portfolio’s custodian, subcustodian or other bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the Portfolio, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Portfolio than would be available to the Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Portfolio. The Portfolio may attempt to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Portfolio intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements involve leverage and may exaggerate any interim increase or decrease in the value of the Portfolio’s assets. The Portfolio’s custodian bank will maintain a separate account for the Portfolio with securities having a value equal to or greater than such commitments. The Portfolio’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

ETFs or Exchange Traded Funds. The Portfolio may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Portfolio exposure to the securities comprising the index on which the ETF is based, and the Portfolio will gain or lose value depending on the performance of the index.

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Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Portfolio intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bouillon. In the future, as new products become available, the Portfolio may invest in ETFs that are based on fixed-income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on the Portfolio’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Short Sales. The Portfolio may from time to time make short sales of securities. Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Portfolio’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio will also incur transaction costs in effecting short sales. The Portfolio may also enter into short sales “against the box”. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. There are certain transaction costs associated with short sales against the box, but the Portfolio endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. The Portfolio does not intend to make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.

The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and in order to generate income, each Portfolio may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the NYSE. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower and the lending agent). Where the borrower provides the Portfolio with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Portfolio a fee for use of the borrowed securities. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but

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would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio manager to be of good standing, and when, in the judgment of the portfolio manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Portfolio could suffer loss if the borrower terminates the loan and the Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer.

ADDITIONAL RISK FACTORS

The prospectus and the “INVESTMENT PRACTICES AND ASSOCIATED RISKS” section of this SAI discuss certain of the risk factors associated with the investment policies and strategies employed by the Portfolio. The following discussion supplements these descriptions of risk factors.

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the Portfolio’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Equity Securities. Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the price of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Portfolio may be quite volatile.

Fixed Income Securities. Investments in fixed income securities may subject the Portfolio to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument;

Income Risk. When interest rates decline, the Portfolio’s income may decline;

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Portfolio to sustain losses on such investments. A default could impact both interest and principal payments; and

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than anticipated, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Portfolio will suffer from the inability to invest in higher yield securities.

Below Investment Grade Fixed-Income Securities. Securities rated in the fourth highest ratings category by a nationally recognized statistical ratings organization (an “NRSRO”), such as those rated BBB by S&P or Baa by Moody’s, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody’s or BBB by S&P, are not “investment grade,” and may have more speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative

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liquidity of the secondary trading market. Because these high yield bonds, commonly referred to as “junk bonds”, have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Portfolio, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Small Capitalization Companies. Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of small companies may not be widely followed by the investment community, may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Portfolio of small company securities in order to meet redemptions may require the Portfolio to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the Portfolio does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign security than about a security issued by a U.S. company, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio’s total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See “Dividends, Distributions and Taxes”. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Portfolio will incur cost in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a

15

default on any such foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Portfolio’s investments are denominated relative to the U.S. dollar will affect the Portfolio’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio’s securities are quoted would reduce the Portfolio’s net asset value per share.

Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist.

Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or the Portfolio’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that the Portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of the Portfolio’s investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Derivative Instruments. In accordance with its investment policies, the Portfolio may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency

16

exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

The following are the principal risks associated with derivative instruments. Please also see the description in the “INVESTMENT PRACTICES AND ASSOCIATED RISKS” section of this SAI of certain derivative instruments in which the Portfolio might invest for more information about those instruments and the risks on investing in them.

Leverage and associated price volatility. The use of certain derivatives may involve leverage for the Portfolio because they create an obligation, or indebtedness, to someone other than the Portfolio’s investors and enable the Portfolio to participate in gains and losses on an amount that exceeds its initial investment. Derivatives may magnify the Portfolio’s gain or loss from an investment in much the same way that incurring indebtedness does;

In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in listed options, futures or related options, the Portfolio could experience delays and/or losses in liquidating open positions or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the manager.

Credit risk. Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms.

Liquidity and valuation risk. Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to the Portfolio’s restrictions on illiquid investments. As a result, these instruments may be more difficult to value.

Correlation risk. There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for the Portfolio is reviewed and analyzed by the Portfolio’s subadviser to assess the risk and reward of each such instrument in relation to the Portfolio’s investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Portfolio and its shareholders.

Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of

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the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The Portfolio, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where the Portfolio enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Portfolio assets.

Furthermore, in the case of a futures contract purchase, the Portfolio segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

As with options on debt securities, the holder of an option may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all option transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Portfolio will not purchase options on futures contracts on any exchange unless and until, in the manager’s opinion, the market for such options has developed sufficiently that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Portfolio because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

Special Risks of Options. In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options are traded on exchanges on only a limited number of U.S. government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a

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group of investors acting in concert. The Trust and other clients advised by affiliates of Legg Mason may be deemed to constitute a group for these purposes. In light of these limits, the Board of Trustees may determine at any time to restrict or terminate the public offering of the Portfolio’s shares (including through exchanges from the other funds).

Exchange markets in options on U.S. government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Economic and Monetary Union (EMU). Twenty-five European countries participate in the European Economic and Monetary Union (EMU) and 12 of those countries have adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers held by the Portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Portfolio.

Portfolio Turnover. The Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions, the Portfolio may experience a high rate of portfolio turnover. This may occur, for example, if the Portfolio writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when the subadviser deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the Portfolio.

INVESTMENT RESTRICTIONS

The Portfolio has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Portfolio are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Portfolio. The term “voting securities” as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the “1940 Act”). As discussed under “Proposed Investment Restrictions” below, the Portfolio is proposing to change its investment restrictions.

Current Investment Restrictions

The Portfolio may not:

(1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

(2) underwrite securities issued by other persons, except that all or any portion of the assets of the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940

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Act and exemptive orders granted under such Act, and except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

(4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

The Portfolio has also adopted the following nonfundamental investment restriction that may be changed by the Trust’s Board of Trustees at any time. Accordingly the Portfolio may not:

invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Portfolio’s books).

If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the prospectuses is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

Proposed Investment Restrictions

The Portfolio’s shareholders have approved the adoption of revised fundamental investment policies or restrictions, as follows:

(1) The Portfolio may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The Portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The Portfolio may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The Portfolio may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The Portfolio may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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(6) The Portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Portfolio may not make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the Portfolio to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Portfolio’s shares to be more volatile than if the Portfolio did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Portfolio’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Portfolio may have to sell securities at a time and at a price that is unfavorable to the Portfolio. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Portfolio’s net investment income in any given period. [Subject to confirmation: Currently the Portfolio does not contemplate borrowing money for leverage, but if the Portfolio does so, it will not likely do so to a substantial degree.] The policy in (1) above will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Portfolio from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Portfolio to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Portfolio’s underwriting commitments, when added to the value of the Portfolio’s investments in issuers where the Portfolio owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Portfolio from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Portfolio’s manager or a sub-adviser believes the income justifies the attendant risks. The Portfolio also will be permitted by this policy to make loans of money, including to other funds. A Portfolio would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

        With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The Portfolio’s proposed fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

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MANAGEMENT

The business affairs of the Portfolio are managed by or under the direction of the Board of Trustees (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the Portfolio and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the Portfolio who are not “interested persons” of the Portfolio (the “Independent Trustees”) as defined in the 1940 Act, and executive officers of the Portfolio, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies and their portfolios associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

The following information relates to the Trust’s recently elected Board of Trustees.

Name and Year of Birth	Position(s) with Portfolio	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

Paul R. Ades Born 1940	Trustee	Since 1983	Law firm of Paul R. Ades, PLLC (since 2000)		None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)		None

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Name and Year of Birth	Position(s) with Portfolio	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Dwight B. Crane Born 1937	Trustee	Since 1981	Professor, Harvard Business School (since 1969); Independent Consultant (since 1969)		None

Robert M. Frayn, Jr. Born 1934	Trustee	Since 1981	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)		None

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)		None

Howard J. Johnson Born 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)		None

David E. Maryatt Born 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)		None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired		None

Ken Miller Born 1942	Trustee	Since 1983	Chairman, Young Stuff Apparel Group, Inc. (apparel manufacturer) (1963 to 2005)		None

John J. Murphy Born 1944	Trustee	Since 2002	President, Murphy Capital Management (investment advice) (since 1983)		Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)		Director, Citizens National Bank, Maplewood (2006)

Jerry A. Viscione Born 1944	Trustee	Since 1993	Retired; formerly, Executive Vice President, Marquette University (1997 to 2002)		None

INTERESTED TRUSTEE:

R. Jay Gerken , CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of [ ] funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005); formerly, Portfolio Manager, Smith Barney Allocation Series, Inc. (1996-2001)		Trustee, Consulting Group Capital Markets Funds

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*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years

Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included Smith Barney Fund Management (“SBFM”), Smith Barney Asset Management and Citi Fund Management (“CFM”) and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968 100 First Stamford Place, 5th Floor Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of [ ] funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005); formerly, Portfolio Manager, Smith Barney Allocation Series, Inc. (1996-2001)

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Kaprel Ozsolak Born 1965 125 Broad Street, 11th Floor New York, NY 10004	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co. or its predecessors; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its predecessors. Previously, Mr. Ozsolak was Controller of certain mutual funds associated with Legg Mason & Co. or its predecessors (2002 to 2004)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

The Board has a standing Audit Committee, Nominating Committee and Pricing Committee. The Audit Committee and Nominating Committee are composed of Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees the scope of the Portfolio’s audit, the Portfolio’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Portfolio, the qualifications and independence of the Portfolio’s independent registered public accounting firm, and the Portfolio’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Portfolio’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Portfolio by the independent registered public accounting firm and all permissible non-audit services provided by the Portfolio’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the Portfolio’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a

25

person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Trust’s Board is recently elected and is newly constituted as the Board that oversees all of the equity-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Nominating and Pricing Committees are recently established committees of this Board and did not meet during the Portfolio’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the Portfolio and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustees
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
Interested Trustee
R. Jay Gerken

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[As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the Portfolio, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the Portfolio.]

Information regarding compensation paid by the Portfolio to its recently elected Board and to its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the Portfolio’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Portfolio for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The Portfolio pays a pro rata share of the Trustee fees based upon asset size. The Portfolio currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of [$            ] plus [$            ] for each regularly scheduled Board meeting attended, [$            ] for each special telephonic Board meeting attended, and [$            ] for each ad hoc telephonic meeting in which that trustee participates. The lead independent trustee will receive an additional [$            ] per year and the Chairs of the Audit Committee and Nominating Committee will each receive an additional [$            ] per year. The Portfolio will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

Name of Trustee	Aggregate Compensation from the Portfolio(1) (2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1) (3)	Total Compensation from Fund Complex Paid to Trustee(1) (2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Independent Trustees
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
Interested Trustee
R. Jay Gerken

(1)	The disclosure of compensation paid to the Trustees is provided as of the most recent calendar year end, rather than the Portfolio’s most recent fiscal year end, for ease of presentation and comprehension.]
(2)	[To be updated by amendment]
(3)	Pursuant to a prior emeritus retirement plan, Mr. Crane has received or is entitled to receive, in a lump sum (calculated on a net present value basis) or in quarterly installments, an aggregate benefit having a net present value equal to [$ ]. Mr. Crane elected to receive the benefit in a lump sum payment. Each fund formerly overseen by Mr. Crane will pay a pro rata share (based upon asset size) of the aggregate benefit to Mr. Crane. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of the benefits paid to Mr. Crane.

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The following table shows the compensation paid by the Portfolio’s predecessor and the Fund Complex to each Director of the predecessor fund during the Portfolio’s last fiscal year. Information as to the compensation paid to the Directors of the Portfolio’s predecessor for the calendar year ended December 31, 2006 also is given below.

Trustee	Aggregate Compensation from the Portfolio (1)	Pension or Retirement Benefits Paid as Part of Portfolio Expenses (1)	Total Compensation from Portfolio and Fund Complex Paid to Trustees (1)	Number of Funds in Complex Served by Trustee (1)(2)
Interested Trustee
R. Jay Gerken	$0	None	$0

Non-Interested Trustees
Elliott J. Berv		None
Donald M. Carlton		None
A. Benton Cocanougher		None
Mark T. Finn		None
Stephen Randolph Gross		None
Diana R. Harrington		None
Susan B. Kerley		None
Alan G. Merten		None
R. Richardson Pettit		None

Director	Aggregate Compensation from Portfolio for Year Ended 12/31/06	Total Pension or Retirement Benefits Accrued as Part of Fund Expenses (2) (3)	Total Compensation from Fund Complex Paid to Directors in Year Ended 12/31/06	Number of Funds for Which Director Served Within Fund Complex
Interested Director
R. Jay Gerken

Non-Interested Director
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merton
R. Richardson Pettit

(1)	Information is for the fiscal year ended October 31, 2006.
(2)	[To be updated by amendment]
(3)	Pursuant to emeritus retirement plans, the following former Independent Trustees have received or are entitled to receive benefits (calculated on a net present value basis) as follows: : $ ; : $ ; and : $ . These benefits are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. The fund will pay its pro rata share (based upon asset size) of these aggregate benefits. Legg Mason or its affiliates have agreed to reimburse the fund an amount equal to 50% of these benefits.

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Officers receive no compensation from the Portfolio although they may be reimbursed from time to time for certain expenses incurred to attend meetings of the Board of Trustees.

As of [                    ], the Trustees and officers of the Trust as a group owned less than one percent of the outstanding shares of the Portfolio.

As of [                    ], the following shareholders were known by the manager to beneficially own or hold of record more than 5% of the outstanding shares of the Portfolio:

Portfolio	Percent	Name	Address

[To be updated by amendment.]

INVESTMENT MANAGEMENT AGREEMENT

Manager

LMPFA serves as investment manager to the Portfolio pursuant to a investment management agreement (the “Management Agreement”) with an initial term ending November 30, 2007. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Portfolio and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $            billion.

Under the Management Agreement, subject to the supervision and direction of the Board, the manager is delegated the responsibility of managing the Portfolio in accordance with its stated investment objectives and policies, making investment decisions for the Portfolio and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the Portfolio, such as (i) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Portfolio’s existence, and (v) maintaining the registration and qualification of the Portfolio’s shares under federal and state laws.

The Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

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The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Portfolio when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement with respect to the Portfolio, the manager receives fees, which are computed daily and paid monthly, at the following annual rates of the Portfolio’s average daily net assets on an annualized basis for the Portfolio’s then-current fiscal year: 0.65% on assets up to $1 billion, 0.60% on assets between $1 billion and $2 billion, 0.55% on assets between $2 billion and $3 billion, 0.50% on assets between $3 billion and $4 billion, and 0.45% on assets in excess of $4 billion. The manager may reimburse the Portfolio for, or waive, all or any portion of its management fees.

The following table shows fees paid under the Portfolio’s Management Agreement during the fiscal years ended October 31, 2006, 2005 and 2004.

October 31, 2006
Management Fees	$	[	]

October 31, 2005
Management Fees		$512,506

October 31, 2004
Management Fees*		$574,649

*	The manager waived a portion of the management fee and reimbursed certain expenses in the amount of $1,689. After waivers and reimbursements, management fees were $572,960.

Prior to July 31, 2006, Smith Barney Fund Management LLC (“SBFM”) served as the Portfolio’s manager under the same fee schedules as described above.

Subadviser

ClearBridge Advisors, LLC serves as the subadviser to the Portfolio pursuant to a sub-advisory agreement between the manager and ClearBridge that was approved by the Board, including a majority of the Independent Trustees, on June 29, 2006. ClearBridge is a wholly-owned subsidiary of Legg Mason.

Under the sub-advisory agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage the Portfolio’s portfolio (or allocated portion thereof) in accordance with its stated investment objective(s) and policies, assist in supervising all aspects of the Portfolio’s operations, make investment decisions for the Portfolio, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Portfolio.

The sub-advisory agreement has an initial term ending on November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) may terminate its sub-advisory agreement without penalty, in each case on not more

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than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the sub-advisory agreement on 90 days’ written notice to the Portfolio and the manager. The manager and the subadviser may terminate the sub-advisory agreement upon their mutual written consent. The sub-advisory agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for sub-advisory services for the Portfolio, the manager will pay ClearBridge a fee equal to [    ]% of the management fee paid to LMPFA, net of expense waivers and reimbursements. For the period from August 1, 2006 through October 31, 2006, the manager paid the subadviser subadvisory fees of $[            ].

Expenses

In addition to amounts payable under the Management Agreement, the Portfolio is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of such Portfolio; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of such Portfolio’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of such Portfolio’s shares and servicing shareholder accounts; expenses of registering and qualifying such Portfolio’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to such Portfolio’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of such Portfolio; Board fees; audit fees; travel expenses of officers, members of the Board and employees of such Portfolio, if any; and such Portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering such Portfolio and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which such Portfolio is a party and the legal obligation which such Portfolio may have to indemnify such Portfolio’s Board members and officers with respect thereto.

Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the Portfolio, the manager, the subadviser and the distributors have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolio. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the Portfolio, the manager, the subadviser and the distributors are on file with the SEC.

Proxy Voting Guidelines & Procedures. Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Portfolio, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Portfolio. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent

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subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Portfolio, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the Portfolio as required for the Portfolio to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the Portfolio’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how the Portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the Portfolio’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov. Proxy voting reports for the period ended June 30, 2006 are listed under the Portfolio’s former name, Smith Barney Dividend Strategy Portfolio.

DISTRIBUTORS

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and Citigroup Global Markets Inc., an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013 serve as the Portfolio’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”), which were approved by the Portfolio’s Board of Trustees and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The Distribution Agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the Portfolio’s distributor.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the Portfolio as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each Distribution Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Trust’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

A distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933. From time to time, service agents or their affiliates may also pay for certain non-cash sales incentives provided to financial professionals. Such incentives do not have any effect on the net amount invested. Service agents may, from time to time, pay or allow reallowances or promotional incentives, in the form of cash or other compensation, to financial professionals that sell shares of the Portfolio.

PORTFOLIO TURNOVER

For the fiscal years ended October 31, 2005 and 2006, the portfolio turnover rates were 99% and [    ]%, respectively.

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The Portfolio adopted its current investment policy as of November 1, 2004. Prior to that date, the Portfolio’s policy was to normally invest at least 80% of its assets in equity securities of U.S. large cap issues and related investments. The implementation of the new investment policy by the Portfolio substantially increased the Portfolio’s portfolio turnover rate for the fiscal year ended October 31, 2005.

For reporting purposes, the Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Portfolio’s investment portfolio (other than short- term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager or subadviser deem it advisable to purchase or sell securities.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Portfolio has adopted policies and procedures developed by CAM1 with respect to the disclosure of the Portfolio’s portfolio securities and any ongoing arrangements to make available information about the Portfolio’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the Portfolio’s portfolio holdings is in the best interests of such Portfolio’s shareholders, and that any conflicts of interest between the interests of such Portfolio’s shareholders and those of CAM, such Portfolio’s distributors or their affiliates, be addressed in a manner that places the interests of such Portfolio’s shareholders first. The policy provides that information regarding a Portfolio’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Portfolio business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, the Portfolio’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public

[1]	Citigroup Asset Management (“CAM”) comprises ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

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disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a CAM or the Portfolio’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	The Portfolio’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	The Portfolio’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include Portfolio holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell- side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	The Portfolio’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the Portfolio’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	The Portfolio’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Trustees who are not “interested persons” as defined in the 1940 Act, of such Portfolio or the manager, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the Portfolio’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the Portfolio must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the Portfolio, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Portfolio’s portfolio securities will be reviewed at least annually by the Board.

The approval of the Portfolio’s Chief Compliance Officer, or designee, must be obtained before such Portfolio enters into any new ongoing arrangement or alters any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the Board at its next regularly scheduled meeting.

The Portfolio discloses its complete portfolio holdings approximately 25 days after calendar quarter end on the manager’s website http://www.leggmason.com/lnvestorServices.

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Set forth below is a list, as of [            ] 2006, of those parties with whom CAM, on behalf of the Portfolio, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements. and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
Bank of New York	Daily	None

[To be updated by amendment]

Portfolio holdings information for the Portfolio may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End

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Recipient	Frequency	Delay before dissemination
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies as may be established by the Portfolio’s Board from time to time, the subadviser is primarily responsible for the Portfolio’s portfolio decisions and the placing of the Portfolio’s portfolio transactions, except that the manager manages the cash and short-term investments of the Portfolio. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The aggregate brokerage commissions paid by the Portfolio for the three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Management Agreement and sub-advisory agreement, the manager and the subadviser are authorized to place orders pursuant to their investment determinations for the Portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by them. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital. In connection with the manager’s or subadviser’s monitoring of its portfolio transactions for compliance with its policies, the manager and subadviser utilize both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the manager, the subadviser or their affiliates exercise investment discretion. The manager and subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadvisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager, the subadvisers and their affiliates have with respect to accounts over which they exercise investment discretion. The manager and/or subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadvisers, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Portfolio’s costs, neither the manager nor the subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or the subadviser by brokers who effect securities transactions for the Portfolio may be used by the manager or subadviser in servicing other investment companies and

36

accounts which they manage. Similarly, research services furnished to the manager or the subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing the Portfolio. Not all of these research services are used by the manager or subadviser in managing any particular account, including the Portfolio. For the fiscal year ended October 31, 2006, the Portfolio paid commissions to brokers that provided research services as follows:

Portfolio	Total Dollar Amount Of Brokerage Transactions Related To Research Services			Total Dollar Amount of Brokerage Commissions Paid on Transactions Related To Research Services
Legg Mason Partners Variable Dividend Strategy Portfolio	$	[	]	$	[	]

The Portfolio contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers”, as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Effective December 1, 2005 CGMI is no longer an affiliated person of the Portfolio under the 1940 Act. As a result, the Portfolio will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

Aggregate Brokerage Commissions Paid

The Portfolio paid the following commissions to CGMI during the periods shown:

Fiscal 2006 Commissions	Aggregate Brokerage Commissions Paid		Brokerage Commissions Paid to Aggregate
	[	]	$	[	]
			$	[	]
			$	[	]

Fiscal 2005 Commissions	Aggregate Brokerage Commissions Paid		Amount of Brokerage Commissions Paid to CGMI
$4,773,512	[	]	$60,593

Fiscal 2004 Commissions	Aggregate Brokerage Commissions Paid		Amount of Brokerage Commissions Paid to CGMI
$87,577	[	]	$1,522

For the fiscal year ended October 31, 2006, the percentage of the Portfolio’s aggregate brokerage commissions paid to CGMI and the percentage of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions effected through CGMI were as follows:

Percentage of Aggregate Brokerage Commissions Paid to CGMI
	[	]%
Percentage of Aggregate Dollar Amount of Transactions Involving Payment of Commissions Effected Through CGMI
	[	]%

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During the fiscal year ended October 31, 2006, the Portfolio purchased securities issued by the following regular broker-dealers of the Portfolio, which had the following values as of October 31, 2006:

Portfolio	Broker-Dealer	Value of Securities as of October 31, 2006
[To be updated by amendment.]

As of December 1, 2005, LMIS became an affiliated person of the Portfolio under the 1940 Act. For the period December 1, 2005 through October 31, 2006, the Portfolio did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for the Portfolio as well as for one or more of the manager’s or subadviser’s other clients. Investment decisions for the Portfolio and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Portfolio. When purchases or sales of the same security for the Portfolio and for other funds managed by the manager or subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for the Portfolio. Unless noted otherwise, all information is provided as of October 31, 2006.

Other Accounts Managed by the Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Portfolio with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts shown were subject to fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Scott Glasser	[ ] registered investment companies with $[ ] billion in total assets under management	other pooled investment vehicle with $[ ] million in total assets under management	[ ] other accounts with $[ ] billion in total assets under management

Peter Hable	[ ] registered investment companies with $[ ] billion in total assets under management	other pooled investment vehicles with $[ ] million in total assets under management	[ ] other accounts with $[ ] billion in total assets under management

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Portfolio Manager Compensation

Investment professionals of the manager and ClearBridge (collectively, “CAM”) receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the “Compensation Plan”) for its investment professionals, including the Portfolio’s portfolio managers. Each investment professional works as a part of an investment team. The Compensation Plan is designed to align the objectives of CAM investment professionals with those of Portfolio shareholders and other CAM clients. Under the Compensation Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance as well as inflows and outflows has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to the Portfolio, the benchmark set forth in such Portfolio’s prospectus to which such Portfolio’s average annual total returns are compared) or, if none, the benchmark set forth in such Portfolio’s annual report). CAM may also measure the team’s pre-tax investment performance against additional benchmarks, as it deems appropriate. Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Portfolio’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The manager, the subadviser and the Portfolio have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the Portfolio will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts.

39

As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Portfolio’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of Portfolio securities by each portfolio manager.

Portfolio Manager	Dollar Range of Ownership of Securities in the Portfolio
Scott Glasser	None
Peter Hable	None

40

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Portfolio is determined for each class on each day during which the NYSE is open for trading (a “business day”). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively, and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on such NYSE (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the service agent prior to its calculation.

The Portfolio’s prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees, to be used to value the Portfolio’s securities.

TAXES

General

The following is a summary of certain federal income tax considerations that may affect the Portfolio and its shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions by the Portfolio also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individualized tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in the Portfolio.

Tax Status of The Portfolio

[To be updated by amendment.]

The Portfolio expects to be treated as a separate taxable entity for federal income tax purposes.

The Portfolio intends to qualify each year as a “regulated investment company” under the Code. A qualified Portfolio will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that the Portfolio distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss and complies with certain other requirements regarding the sources of its income and diversification of its assets. If the Portfolio were to fail to qualify as a regulated investment company under the Code for any year, the Portfolio would incur a regular corporate federal income tax upon its taxable income, its distributions would generally be taxable as ordinary income to shareholders and investments through life insurance separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for contract holders as described below.

The Portfolio intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Portfolio as taxable income.

The Portfolio intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are

41

automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Tax treatment of shareholders. Each separate account that invests in the Portfolio must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as “life insurance contracts” under the Code. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from a Portfolio, and on all sales, exchanges or redemptions of interests in the Portfolio.

If all of the beneficial interests in the Portfolio are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Portfolio, rather than treating the interest in the Portfolio as a separate investment of each separate account investing in the Portfolio. Beneficial interests in the Portfolio are currently being offered only to separate accounts of participating life insurance companies and other qualifying holders. The Portfolio intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that look-through treatment as described above is available, any separate account invested wholly in the Portfolio would also satisfy such diversification requirements.

The Trust has undertaken to ensure that the Portfolio meets the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of the Portfolio to make certain otherwise permitted investments.

Capital Loss Carryforwards

On October 31, 2006, the unused capital loss carryforwards for the fund were approximately $[            ]. For federal income tax purposes, this amount is available to be applied against future capital gains of the Portfolio, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

October 31,
2009	2010	2011
$3,340,004	$15,846,502	$6,459,408

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

Proposed Changes

The Portfolio’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and the Portfolio is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, the Portfolio will become a series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

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Shareholder Voting.

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

A portfolio is not required to hold an annual meeting of shareholders, but the portfolio will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration.

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.

A portfolio may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. A portfolio may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the portfolio with identification required by law, or if the portfolio is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.

The declaration specifically requires shareholders, upon demand, to disclose to the pPortfolio information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the portfolio may disclose such ownership if required by law or regulation.

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Small Accounts.

The declaration provides that the portfolio may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the portfolio to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the portfolio, as series of the trust, represents an interest in the applicable portfolio only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability.

The declaration provides that shareholders are not personally liable for the obligations of the portfolio and requires the portfolio to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the portfolio will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the portfolio or their shareholders as a result of spurious shareholder demands and derivative actions.

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Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a portfolio’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the portfolio, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the portfolio. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected portfolio must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the portfolio in connection with the consideration of the demand, if in the judgment of the Independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the portfolio’s costs, including attorneys’ fees.

The declaration further provides that the portfolio shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the portfolio are obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the portfolio be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Portfolios (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended

45

Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to

46

serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Portfolio’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Portfolio or the ability of the Portfolio’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the Portfolio’s manager believes that this matter is not likely to have a material adverse effect on the Portfolio.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A response to the complaint is due in October 2006. No assurance can be given as to the outcome of this matter.

* * *

47

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Voting

The Trust offers shares of the Portfolio only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of the Portfolio. Nevertheless, with respect to any shareholder meeting of the Trust, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which correspond to shares in the Portfolio in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Trust attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Transfer Agent

PFPC Inc., P.O. Box 9699, Providence, Rhode Island 02940-9699, is the transfer agent for the Portfolio. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Portfolio, handles certain communications between shareholders and the Portfolio, distributes dividends and distributions payable by the Portfolio and produces statements with respect to account activity for the Portfolio. For these services, the transfer agent receives fees from the Portfolio computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Portfolio during the month and is reimbursed for out-of-pocket expenses.

Custodian

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Portfolio. State Street, among other things, maintains a custody account or accounts in the names of the Portfolio; receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Portfolio; and makes disbursements on behalf of the Portfolio. State Street neither determines the Portfolio’s investment policies, nor decides which securities the Portfolio will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Portfolio may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the Portfolio’s securities lending agent and receives a share of the income generated by such activities.

Legal Counsel

[            ] is legal counsel to the Portfolio.

Shareholder Reports

Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

48

Independent Registered Public Accounting Firm

[            ] has been selected as the Trust’s independent registered public accounting firm to audit and report on the financial statements and financial highlights of the Trust for its fiscal year ending October 31, 2007.

Shareholder and Trustee Responsibility

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

About the Trust

The Trust is an open-end management investment company. The Trust was organized in 2002 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.” Each portfolio of the Trust is “diversified” within the meaning of the 1940 Act.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the trust. However, the trust’s Master Trust Agreement (“Trust Instrument”) disclaims shareholder liability for acts or obligations of the trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or a Trustee. The Trust Instrument provides for indemnification from the trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the trust would be unable to meet its obligations, a possibility that the manager believes is remote and immaterial. Upon payment of any liability incurred by the trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the trust. The Trustees intend to conduct the operations of the trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the trust.

All shareholders of each portfolio in the trust, upon liquidation, will participate ratably in the trust’s net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees of the trust. Shares are transferable but have no preemptive, conversion or subscription rights.

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FINANCIAL STATEMENTS

The audited financial statements for the Portfolio’s predecessor (Statement of Assets and Liabilities at October 31, 2006, Statement of Operations for the year ended October 31, 2006, Statements of Changes in Net Assets for the years ended October 31, 2006 and 2005, Financial Highlights for each of the years in the five-year period ended October 31, 2005 and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm) each of which is included in the Annual Report to Shareholders of the Trust, are incorporated by reference into this Statement of Additional Information (filed on January_, 200  ; accession number             ).

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APPENDIX A

RATINGS OF BONDS, NOTES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.

Aaa—Obligations rated Aaa are judged to be of the best quality with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classifications Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s

AAA—An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment is very strong.

A—An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.—An issuer designated “N.R.” is not rated.

Fitch Ratings

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB—Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

Commercial Paper Ratings

Moody’s Investors Service, Inc.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Standard & Poor’s

A-1—A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch Ratings

Fitch’s short-term ratings has a time horizon of less than 12 months for most obligations, or up to three years, for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Fitch’s short-term ratings are as follows:

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

APPENDIX B

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Concerning ClearBridge Advisors1 (Clearbridge)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients,

[1]	ClearBridge Advisors comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

B-1

ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

B-2

LEGG MASON PARTNERS VARIABLE GROWTH AND INCOME PORTFOLIO I

Supplement dated April     , 2007

to Prospectus dated February     , 2007

The attached prospectus is now dated April     , 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund, Legg Mason Partners Variable Growth and Income Portfolio. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type variable funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information in the prospectus is that of the fund’s predecessor.

The Legg Mason Partners Variable Growth and Income Portfolio I year-to-date return as of March 31, 2007 was         %.

Management – Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

PROSPECTUS

February     , 2007

Shares of the portfolio are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners

Variable Growth and

Income Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Variable Growth and

Income Portfolio

Shareholders of the fund have approved the reorganization of the fund into Legg Mason Partners Variable Growth and Income Portfolio, a series of Legg Mason Partners Variable Portfolios II. The reorganization is expected to occur on April 27, 2007.

Prior to April 7, 2006, the fund was known as Smith Barney Growth and Income Portfolio.

Investments, risk and performance

Investment objective

The fund seeks reasonable growth and income.

Key investments

The fund invests in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value. The fund emphasizes U.S. stocks with large market capitalizations. The fund’s convertible securities may be of any credit quality and may include below investment grade securities (commonly known as “junk bonds”).

How the manager selects the fund’s investments

The portfolio managers emphasize individual security selection while spreading the fund’s investments among industries and sectors for broad market exposure. The portfolio managers seek to construct an investment portfolio whose weighted average market capitalization is similar to the S&P 500 Index. The portfolio managers use fundamental analysis to identify high-quality companies and then considers whether the stocks are relatively over- or under-valued. The portfolio managers also look for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company’s competitive position. The portfolio managers favor companies with above-average dividend yields.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments if:

■	Stock prices decline generally, or stocks perform poorly relative to other types of investments
■	Large capitalization companies fall out of favor with investors
■	Companies in which the fund invests suffer unexpected losses or lower than expected earnings
■	The portfolio managers’ judgment about the attractiveness, value or income potential of a particular security proves to be incorrect
■	The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid

Who may want to invest in the fund

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the U.S. stock market and
■	Are willing to accept the risks of the stock market

2         Legg Mason Partners Funds

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Calendar Year Total Returns

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 17.54% in 2nd Quarter 2003; Lowest: (17.61)% in 3rd Quarter 2002

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Since Inception	Inception Date
Fund	12.48%	5.08%	1.99%	09/15/99

S&P 500 Index(1)	15.78%	6.18%	2.65%	(2)

(1)	The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.

(2)	Index comparison begins on 09/15/99.

Legg Mason Partners Variable Growth and Income Portfolio         3

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)
Management fee(1)	0.65%

Distribution and service (12b-1) fees	None

Other expenses	0.20%

Total annual fund operating expenses(2)	0.85%

(1)	The fund has a fee schedule that reduces the management fee payable on assets in excess of $1 billion as follows: 0.65% on assets of up to $1 billion, 0.60% on assets between $1 billion and $2 billion, 0.55% on assets between $2 billion and $3 billion, 0.50% on assets between $3 billion and $4 billion, and 0.45% on assets in excess of $4 billion.

(2)	Because of a voluntary expense limitation, total ordinary operating expenses are not expected to exceed 0.95%. This expense limitation may be modified or terminated at any time.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

1 year	3 years	5 years	10 years
$87	$271	$471	$1,048

4         Legg Mason Partners Funds

More on the portfolio’s investments

Equity securities

Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities. Equity securities may also include investments in real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests.

Securiti-es of foreign issuers

The fund may invest up to 20% of its assets, in foreign securities, including those of issuers in emerging market countries.

Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Since the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivative transactions

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	To enhance a fund’s return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Legg Mason Partners Variable Growth and Income Portfolio         5

Short sales

The fund may engage in short sales. Losses from short sales may be unlimited.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Short-term and defensive investments

While the fund intends to be substantially fully invested in equity securities, each fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.

Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Special restrictions

The fund will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.

Objectives/policies

The fund’s investment objective and investment policies generally may be changed by the trustees without shareholder approval.

The fund has a policy to invest principally in equity securities, including convertible securities, that provide dividend or interest income. The policy may be changed with at least 60 days’ prior notice to shareholders.

Master/feeder option

The fund may in the future seek to achieve its investment objective by investing its assets in one or more investment companies. Shareholders of the fund will be given at least 30 days’ prior notice of any such investment.

The fund may also use other strategies and invest in other securities that are described, along with its risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors which are not described here that could adversely affect your investment and that could prevent the fund from achieving its objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

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Management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 1022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive office are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors. A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The portfolio managers

The portfolio manager is primarily responsible for the day-to-day operation of the fund. The table also shows the business experience of the portfolio manager.

Portfolio Manager(s)	Since	Past 5 Years’ Business Experience
Michael Kagan	2000	Investment officer of ClearBridge Advisors, LLC and its predecessors

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the fund.

Legg Mason Partners Variable Growth and Income Portfolio         7

Management fee

For the fiscal year ended October 31, 2006, the fund paid a management fee of             % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to             % of the fund’s average daily net assets. For the period from August 1, 2006 through October 31, 2006, the fund paid LMPFA a management fee equal to             % of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that

8         Legg Mason Partners Funds

the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Growth and Income Portfolio         9

Share transactions

Availability of shares

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that it may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	the New York Stock Exchange (“NYSE”) is closed;
■	trading on the NYSE is restricted;
■	an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
■	as permitted by SEC order in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

10         Legg Mason Partners Funds

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies and procedures discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the

Legg Mason Partners Variable Growth and Income Portfolio         11

fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

12         Legg Mason Partners Funds

Distributions, dividends and taxes

Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The fund normally pays dividends and distributes capital gains, if any, as follows:

Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
Annually	Annually	Both

Taxes

The fund intends to qualify and be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.

In order to enable contracts investing in the fund to comply with the diversification requirements applicable to “suggested asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury Regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of an account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” each separate account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. If the fund should fail to comply with these regulations or fail to qualify as a regulated investment company under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Legg Mason Partners Variable Growth and Income Portfolio         13

Share price

Shares of the fund may be purchased or redeemed at their net asset value, next determined after receipt of a request in good order. Net asset value is the value of the fund’s assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the fund’s Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

14         Legg Mason Partners Funds

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan must place its order with the fund or its agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day’s price.

Legg Mason Partners Variable Growth and Income Portfolio         15

Financial highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past 5 years. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by [                ], independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

Legg Mason Partners Variable Growth and Income Portfolio	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$9.47		$9.00	$8.44	$6.95	$8.15

Income (Loss) From Operations:
Net investment income	0.08		0.11	0.05	0.05	0.02
Net realized and unrealized gain (loss)	1.16		0.46	0.55	1.48	(1.20)

Total Income (Loss) From Operations	1.24		0.57	0.60	1.53	(1.18)

Less Distributions From:
Net investment income	(0.08)		(0.10)	(0.04)	(0.04)	(0.02)

Total Distributions	(0.08)		(0.10)	(0.04)	(0.04)	(0.02)

Net Asset Value, End of Year	$10.63		$9.47	$9.00	$8.44	$6.95

Total Return(1)	13.13	%(2)	6.37%	7.18%	22.09%	(14.47)%

Net Assets, End of Year (000s)	$77,867		$74,143	$70,104	$54,334	$36,730

Ratios to Average Net Assets:
Gross expenses	0.85%		0.78%	0.91%	0.87%	1.09%
Net expenses(3)	0.85	(4)	0.78	0.91 (4)	0.87	0.95 (4)
Net investment income	0.73		1.14	0.61	0.68	0.40

Portfolio Turnover Rate	38%		57%	43%	65%	48%

(1)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(2)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, will not exceed 0.95%.

(4)	Reflects fee waivers and/or expense reimbursements.

16         Legg Mason Partners Funds

(Investment Company Act

file no. 811-05018)

FD03129 02/07

Legg Mason Partners

Variable Growth and

Income Portfolio

Additional Information

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of additional information The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the fund, or obtain shareholder reports or the statement of additional information (without charge) by calling Shareholder Services at 800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

LEGG MASON PARTNERS VARIABLE PREMIER SELECTIONS ALL CAP GROWTH PORTFOLIO

Supplement dated April     , 2007

to Prospectus dated February     , 2007

The attached prospectus is now dated April     , 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type variable funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information in the prospectus is that of the fund’s predecessor.

The Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio year-to-date return as of March 31, 2007 was     %.

Management – Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

PROSPECTUS

February     , 2007

Shares of the portfolio are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

Shareholders of the fund are being asked to approve a proposed reorganization with Legg Mason Partners Variable Aggressive Growth Portfolio, a series of Legg Mason Partners Variable Portfolios III, Inc. If the proposed reorganization is approved, it is expected to occur on April 27, 2007.

Prior to April 7, 2006, the fund was known as Smith Barney Premier Selections All Cap Growth Portfolio.

Investments, risks and performance

The Smith Barney Premier Selections All Cap Growth Portfolio is made up of a Large Cap Growth segment, Mid Cap Growth segment and a Small Cap Growth segment.

Investment objective

Long-term capital growth.

Key investments

Large Cap Growth segment

This segment invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 1000 Growth Index at the time of this segment’s investment. The size of the companies in the Index changes with market conditions and the composition of the Index.

Mid Cap Growth segment

This segment invests primarily in equity securities of medium sized companies. Medium sized companies are those whose market capitalizations are within the market capitalization range of companies in the S&P MidCap 400 Index at the time of this segment’s investment. The size of the companies in the Index changes with market conditions and the composition of the Index.

Small Cap Growth segment

This segment invests primarily in equity securities of companies with small market capitalizations. Small capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 2000 Growth Index at the time of this segment’s investment. The size of the companies in the Index changes with market conditions and the composition of the Index.

All segments

Foreign investments

The fund may invest up to 25% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts.

Selection process

The fund’s strategy is to combine the efforts of three segment portfolio managers and to invest in the stock selections considered most attractive in the opinion of each segment manager. Each segment manager builds a portfolio of stocks which the segment manager believes will offer superior long-term capital growth potential. The target allocations are 40% to the Large Cap Growth segment and 30% to each of the Mid Cap and Small Cap Growth segments. In connection with the execution of purchases and sales, each segment may hold temporarily more or fewer assets than represented by its designated segment of the fund’s assets. The amount to be invested by the fund in any particular security will be determined by ClearBridge Advisors, LLC, the fund’s subadvisor, based on the recommendation of the segment portfolio managers.

2         Legg Mason Partners Funds

In order to maintain approximately the target allocations of the fund’s assets among the three segments, the manager will:

■	Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the three segments, as appropriate
■	Rebalance the allocation of securities in the fund’s portfolio at any time the percentage of the fund’s portfolio invested in any of Large Cap, Mid Cap or Small Cap Growth segment’s securities diverges by at least 10% from the target allocation for a period of more than 10 days

As a consequence of its efforts to maintain assets at targeted percentages, the subadvisor will allocate assets and rebalance when necessary by (1) allocating cash inflow to portfolio segments that are below their targeted percentages, or (2) by selling securities in a portfolio segment that exceeds its targeted percentage with proceeds being reallocated to a portfolio segment that is below its targeted percentage. Reallocations may result in additional transaction costs to the extent the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment manager buys a security during a time frame when another segment manager sells it, the net position of the fund in the security may be approximately the same as it would have been with a single segment manager and no such sale and purchase. The subadvisor will consider these costs in determining the allocation and reallocation of assets. Where possible, in these instances, the subadvisor will seek to avoid transaction costs.

Large Cap Growth segment

The Large Cap Growth segment portfolio manager emphasizes individual security selection while diversifying this segment of the fund’s investments across industries, which may help to reduce risk. The segment manager attempts to identify established large capitalization companies with the highest growth potential. The segment manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the segment manager attempts to identify the best values available among the growth companies identified.

In selecting individual companies for investment, the Large Cap Growth segment manager considers:

■	Favorable earnings prospects
■	Technological innovation
■	Industry dominance
■	Competitive products and services
■	Global scope
■	Long term operating history
■	Consistent and sustainable long-term growth in dividends and earnings per share
■	Strong cash flow
■	High return on equity
■	Strong financial condition
■	Experienced and effective management

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         3

Mid Cap Growth segment

The Mid Cap Growth segment portfolio manager focuses on medium capitalization companies that exhibit attractive growth characteristics. The segment manager selects individual “growth” stocks for investment in two ways: by identifying those companies thought to have the most favorable growth prospects and by identifying those companies in the Mid Cap Growth segment’s size range which have favorable valuations relative to their growth characteristics. This strategy is commonly known as “growth at a reasonable price” and offers investors style diversification. In selecting individual companies for investment, the segment manager considers:

■	Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector
■	Increasing profits and sales
■	Competitive advantages that could be more fully exploited by a company
■	Skilled management committed to long-term growth
■	Potential for a long-term investment by this segment of the fund

The Mid Cap Growth segment manager uses fundamental research to find stocks with strong growth potential and also uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The segment manager’s valuations determine whether and when this segment of the fund will purchase or sell the stocks it identifies through fundamental research.

Small Cap Growth segment

The Small Cap Growth segment portfolio manager focuses on small capitalization companies that exhibit attractive growth characteristics. The segment manager selects individual stocks for investment by identifying those companies thought to have the most favorable growth prospects. In selecting individual companies for investment, the segment manager considers:

■	Growth characteristics, including high historic growth rates and high forecasted growth of sales and profits and a high return on equity
■	Innovative companies at the cutting edge of positive and dynamic demographic and economic trends
■	Products and services that give a company a competitive advantage
■	Skilled management committed to long-term growth
■	Potential for a long-term investment by this segment of the fund

The Small Cap Growth segment manager uses a disciplined investment process to identify small growth companies believed to be financially sound and that exhibit the potential to become much larger and more successful. Elements of this process include fundamental research, evaluation of key management and screening techniques.

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

■	Stock prices decline generally, or stocks perform poorly relative to other types of investments
■	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests

4         Legg Mason Partners Funds

■	Large cap stocks fall out of favor with investors
■	The segment portfolio managers’ judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
■	Mid or small cap stocks fall out of favor with investors. Because 30% of the fund’s assets are invested primarily in mid cap companies and 30% of the fund’s assets are invested primarily in small cap companies, an investment in the fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large cap companies. Mid and small cap companies may have more limited product lines, markets and financial resources than large cap companies. They may have shorter operating histories and less mature businesses. While mid cap companies generally have more established businesses than small cap companies, the prices of mid cap stocks tend to be more volatile than the prices of large cap stocks. In addition, small cap stocks may be less liquid than large cap stocks
■	Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowdown of economic growth
■	The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses

The fund’s growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of a broad segment of the stock market
■	Are seeking diversification
■	Are looking for an investment with potentially greater return but higher risk than fixed income investments
■	Are willing to accept the risks of the stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large cap companies
■	Are seeking to participate in the long-term potential of small cap growth companies and
■	Are willing to accept the special risks and potential long-term rewards of investing in smaller companies with limited track records

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         5

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of broad-based securities market indexes. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. Effective May 1, 2001, the fund changed its investment policies from those of a mid cap fund investing in medium sized companies to a fund investing in each of the Large Cap Growth, Mid Cap Growth and Small Cap Growth segments. The bar chart and Average Annual Total Returns Table include the performance of the fund both before and after this change in investment policies. The fund’s past performance is not necessarily an indication of how the fund will perform in the future and there can be no assurance that the fund’s performance investing in all three segments will be similar to its performance from investing solely in medium sized companies.

Calendar Year Total Returns

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 18.11% in 4th Quarter 2001; Lowest: (20.75)% in 3rd Quarter 2001

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Since Inception	Inception Date
Fund	7.33%	2.91%	4.67%	09/15/99

S&P MidCap 400 Index(1)	10.32%	10.89%	11.27%	*

Russell 1000 Growth Index(2)	9.07%	2.69%	2.10%	*

Russell 2000 Growth Index(3)	13.35%	6.93%	3.62%	*

(1)	The S&P MidCap 400 Index is a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

(2)	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(3)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

*	Index comparison begins on 09/15/99. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

6         Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)
Management fee(1)	0.75%

Distribution and service (12b-1) fees	None

Other expenses	0.20%

Total annual fund operating expenses(2)	0.95%

(1)	Effective October 1, 2005, the fund has a fee schedule that reduces the management fee payable on assets in excess of $1 billion as follows: 0.750% on assets up to $1 billion, 0.725% on assets between $1 billion and $2 billion, 0.700% on assets between $2 billion and $5 billion, 0.675% on assets between $5 billion and $10 billion, and 0.650% on assets over $10 billion.

(2)	Because of a voluntary expense limitation, total ordinary operating expenses are not expected to exceed 0.95%. This expense limitation may be modified or terminated at any time.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

1 year	3 years	5 years	10 years
$97	$303	$526	$1,167

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         7

More on the portfolio’s investments

Equity securities

Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities. Equity securities may also include investments in real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests.

Securities of foreign issuers

The fund may invest up to 25% of its assets, in foreign securities, including those of issuers in emerging market countries.

Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Since the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivative transactions

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	To enhance a fund’s return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Short sales

The fund may engage in short sales. Losses from short sales may be unlimited.

8         Legg Mason Partners Funds

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Short-term and defensive investments

While the fund intends to be substantially fully invested in equity securities, each fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.

Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Objectives/policies

The fund’s investment objective and investment policies generally may be changed by the trustees without shareholder approval.

The fund has a policy to invest primarily in equity securities of companies that have large market capitalizations, companies with medium-sized market capitalizations and companies with small market capitalizations. The policy may be changed with at least 60 days’ prior notice to shareholders.

Master/feeder option

The fund may in the future seek to achieve its investment objective by investing its assets in one or more investment companies. Shareholders of the fund will be given at least 30 days’ prior notice of any such investment.

The fund may also use other strategies and invest in other securities that are described, along with its risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors which are not described here that could adversely affect your investment and that could prevent the fund from achieving its objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         9

Management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 1022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive office are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors. A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the fund. The table also shows the business experience of each portfolio manager during the past five years.

Legg Mason Partners Variable Premier Selections All Cap Growth — Large Cap Growth Segment

Alan Blake has been primarily responsible for managing the Large Cap Growth segment of the fund since 2001. Mr. Blake is an investment officer of ClearBridge. He has been with ClearBridge or its predecessor companies since 1991.

10         Legg Mason Partners Funds

Legg Mason Partners Variable Premier Selections All Cap Growth — Mid Cap Growth Segment

A team of individuals has managed the day-to-day operations of the Mid Cap Growth segment of the fund since May 11, 2005. The members of the team are Brian M. Angerame and Derek J. Deutsch.

Brian Angerame is an investment officer of ClearBridge with day-to-day responsibility for managing the Mid Cap Growth segment, including initiating buy/sell orders. He is sector manager with coverage of consumer discretionary, consumer staples, and industrials. He joined the predecessor of ClearBridge in 2000. Mr. Angerame worked as a consumer analyst with the predecessor of ClearBridge prior to assuming the role of portfolio manager.

Derek Deutsch is an investment officer of ClearBridge with day-to-day responsibility for managing the Mid Cap Growth segment, including initiating buy/sell orders and coordinating with research personnel. He is sector manager with coverage of healthcare and information technology. He joined the predecessor of ClearBridge in 1999. Mr. Deutsch worked as a healthcare analyst with the predecessor of ClearBridge prior to assuming the role of portfolio manager.

Legg Mason Partners Variable Premier Selections All Cap Growth – Small Cap Growth Segment

Timothy Woods, CFA has been primarily responsible for managing the Small Cap Growth segment of the fund since 2001. Mr. Woods is an investment officer of ClearBridge. He joined the predecessor of ClearBridge in 1999.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the fund.

Management fee

For the fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through October 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         11

under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in

12         Legg Mason Partners Funds

accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         13

Share transactions

Availability of shares

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that it may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	the New York Stock Exchange (“NYSE”) is closed;
■	trading on the NYSE is restricted;
■	an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
■	as permitted by SEC order in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

14         Legg Mason Partners Funds

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies and procedures discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         15

fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

16         Legg Mason Partners Funds

Distributions, dividends and taxes

Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The fund normally pays dividends and distributes capital gains, if any, as follows:

Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
Annually	Annually	Capital Gain

Taxes

The fund intends to qualify and be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate accounts, and exchanges and redemptions of fund shares made by a separate account ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.

In order to enable contracts investing in the fund to comply with the diversification requirements applicable to “suggested asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury Regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of an account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” each separate account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. If the fund should fail to comply with these regulations or fail to qualify as a regulated investment company under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         17

Share price

Shares of the fund may be purchased or redeemed at their net asset value, next determined after receipt of a request in good order. Net asset value is the value of the fund’s assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the fund’s Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Because the fund invests in securities of small capitalization companies — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on

18         Legg Mason Partners Funds

days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan must place its order with the fund or its agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day’s price.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio         19

Financial highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past 5 years. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by [                ], independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$12.35		$11.23	$11.45	$8.96	$10.73

Income (Loss) From Operations:
Net investment income (loss)	0.00	(1)	0.02	(0.02)	(0.01)	(0.03)
Net realized and unrealized gain (loss)	1.21		1.10	(0.20)	2.50	(1.73)

Total Income (Loss) From Operations	1.21		1.12	(0.22)	2.49	(1.76)

Less Distributions From:
Net investment income	(0.02)		—	—	—	(0.01)

Total Distributions	(0.02)		—	—	—	(0.01)

Net Asset Value, End of Year	$13.54		$12.35	$11.23	$11.45	$8.96

Total Return(2)	9.77%		9.97%	(1.92)%	27.79%	(16.44)%

Net Assets, End of Year (000s)	$47,918		$53,308	$59,080	$34,884	$28,828

Ratios to Average Net Assets:
Gross expenses	1.04%		0.94%	0.95%	0.90%	1.11%
Net expenses(3)	0.99	(4)(5)	0.94	0.94 (4)	0.90	0.95 (4)
Net investment income	(0.07)		0.11	(0.25)	(0.08)	(0.25)

Portfolio Turnover Rate	44%		43%	46%	66%	58%

(1)	Amount represents less than $0.01 per share.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, will not exceed 0.95%.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	The ratio of expenses to average net assets of the portfolio exceeds the voluntary expense limitation by 0.04% due to extraordinary expense.

20         Legg Mason Partners Funds

(Investment Company Act file no. 811-05018)

FD03130 02/07

Legg Mason Partners Investment Series

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

Additional Information

Shareholder Reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the fund, or obtain shareholder reports or the statement of additional information (without charge) by calling Shareholder Services at 800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

, 200 7

STATEMENT OF ADDITIONAL INFORMATION

125 Broad Street

New York, NY 10004

800-451-2010

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	Legg Mason Partners Variable Growth and Income Portfolio I

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the prospectuses dated [                    ], 2007 for Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio and Legg Mason Partners Variable Growth and Income Portfolio (the “Portfolios”), as supplemented from time to time, and should be read in conjunction therewith. As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each Portfolio assumed the assets and liabilities of a predecessor fund with the same name. Each Portfolio is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type funds, and is a series of Legg Mason Partners Variable Portfolios IV (the “Trust”), a Massachusetts business trust. Other initiatives, including the election of a new Board and the approval of certain revised fundamental investment policies, have also been accomplished, and more information on these matters appears in this SAI. If certain remaining initiatives are accomplished, each Portfolio will become a series of Legg Mason Partners Variable Equity Trust, a Maryland business trust. Certain historical information contained in the SAI is that of the Portfolio’s predecessor.

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. The prospectuses and copies of the reports may be obtained from designated insurance companies offering separate accounts (“separate accounts”) which fund certain variable annuity and variable life insurance contracts (each, a “contract”) and qualified pension and retirement plans or by writing or calling the Trust at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectuses in its entirety.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

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GENERAL INFORMATION

Legg Mason Partners Fund Advisor, LLC (“LMPFA”), a recently organized investment adviser and limited liability company, 399 Park Avenue, New York, NY 10022, manages the assets of the Portfolios. ClearBridge Advisors, LLC (“ClearBridge”) serves as the subadviser to the Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio and the Legg Mason Partners Variable Growth and Income Portfolio, and provides day-to-day portfolio management for these Portfolios, except for the management of cash and short term instruments, which is performed by LMPFA. The manager and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Investor Services, LLC (“LMIS”) and Citigroup Global Markets Inc. (“CGMI”, and with LMIS, the “distributors”) are the distributors of the Portfolios’ shares.

GOALS AND INVESTMENT POLICIES

The following disclosures supplement disclosures set forth in the prospectuses and do not, standing alone, present a complete and accurate explanation of the matters disclosed.

The differences in goals and investment policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. The goal and investment policies, the percentage limitations, and the kinds of securities in which each Portfolio may invest are generally not fundamental policies and therefore may be changed by the Trustees without shareholder approval.

Each of the Portfolios may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Portfolio takes a temporary defensive position, it may be unable to achieve its investment objective.

Each of the Portfolios is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended (“1940 Act”), the rules and regulations thereunder, and exemptive orders granted under the 1940 Act.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (the “All Cap Growth Portfolio”) seeks long-term capital growth. The All Cap Growth Portfolio is made up of a Large Cap Growth segment, a Mid Cap Growth segment and a Small Cap Growth segment.

Large Cap Growth Segment. This segment invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 1000 Growth Index at the time of this segment’s investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2006, the largest market capitalization of a company in the Index was approximately $             billion and the smallest market capitalization was approximately $             billion.

Mid Cap Growth Segment. This segment invests primarily in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations are within the market capitalization range of companies in the S&P Mid Cap 400 Index at the time of this segment’s investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2006, the largest market capitalization of a company in the Index was approximately $             billion and the smallest market capitalization was approximately $             million. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

Small Cap Growth Segment. This segment invests primarily in equity securities of companies with small market capitalizations. Small capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 2000 Growth Index at the time of this segment’s investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2006, the largest market capitalization of a company in the Index was approximately $             billion and the smallest market capitalization was approximately $             million. Please see “Risk Factors—Small Capitalization Companies” below for more information about the risks of investing in companies with small market capitalizations.

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All Segments. The All Cap Growth Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. Short-term investments may include repurchase agreements with banks or broker-dealers.

Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock futures and stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 25% of its total assets in securities of foreign issuers. Since the Portfolio may take substantial risks in seeking its goal of long-term capital growth, it is not suitable for investors unable or unwilling to assume such risks. There is no assurance that the Portfolio’s investment objective will be achieved.

Legg Mason Partners Variable Growth and Income Portfolio

Legg Mason Partners Variable Growth and Income Portfolio (the “Growth and Income Portfolio”) seeks reasonable growth and income. The Growth and Income Portfolio seeks to achieve its investment objective primarily through investments in equity securities that provide dividend or interest income, including common and preferred stocks and securities convertible into common and preferred stocks.

The Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. Short-term investments may include repurchase agreements with banks or broker-dealers.

Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock and stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 20% of its total assets in securities of foreign issuers. Since the Portfolio may take substantial risks in seeking its goal of reasonable growth and income, it is not suitable for investors unable or unwilling to assume such risks. There is no assurance that the Portfolio’s investment objective will be achieved.

INVESTMENT PRACTICES AND ASSOCIATED RISKS

This section contains a discussion of certain investment practices and certain of the risks associated with these practices, and supplements the description of each Portfolio’s investments and risks contained in the Prospectus. The Portfolios indicated may engage in these and any other practices not prohibited by their investment restrictions. The selection of investments and the utilization of investment techniques depends on, among other things, the subadviser’s investment strategies for the Portfolios, conditions and trends in the economy and financial markets and investments being available on terms that, in the subadviser’s opinion, make economic sense. For further information about risks associated with these practices, see “Additional Risk Factors” below.

Equity Securities

The Portfolios may invest in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depository receipts for those securities.

Common Stocks. Each Portfolio may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred Stocks. Each Portfolio may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk

3

of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See “Convertible Securities” below.

Convertible Securities. Each Portfolio may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In general, the market value of a convertible security is the greater of its investment value as a fixed income security or its conversion value (the value of the underlying common stock if the security is converted). A Portfolio may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants. Each Portfolio may purchase warrants. Warrants acquired by a Portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. A Portfolio’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs. Each Portfolio may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. A Portfolio’s investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, may not be diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the “Code”). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if a Portfolio invests in REITs.

Illiquid and Restricted Securities. Each Portfolio may invest up to 15% of the value of its assets in illiquid or restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from this limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the subadviser pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in each Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in a Portfolio’s inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

4

Securities of Foreign Issuers. The Growth and Income Portfolio may invest up to 20% of the value of its total assets and the All Cap Growth Portfolio may invest up to 25% of the value of its total assets in securities of foreign governments and companies of developed and emerging markets countries. These securities may be denominated in foreign currencies.

Each Portfolio may also purchase foreign securities in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by foreign corporations. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

ADRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. Each Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

The All Cap Growth Portfolio and the Growth and Income Portfolio may invest in the securities of developing countries, commonly known as “emerging markets” countries. See “Risk Factors—Securities of Developing /Emerging Markets Countries”.

Fixed Income Securities

Corporate Debt Obligations (Both Portfolios). Each Portfolio may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon bonds do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

U.S. Government Securities (Both Portfolios). The U.S. Government securities in which the Portfolios may invest include: bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

Forward Commitments (Both Portfolios). The Portfolios may purchase or sell U.S. Government securities on a “when-issued” or “delayed delivery” basis (“Forward Commitments”). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transactions. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security which the Portfolio owns or has the right to acquire. By entering into a Forward Commitment sale transaction, the Portfolio forgoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. The Portfolio’s use of Forward Commitments may increase its overall investment exposure

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and thus its potential for gain or loss. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction; should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

When a Portfolio agrees to purchase when-issued or delayed-delivery securities, it will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the Portfolio’s books. Normally, the Portfolio will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio’s commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Short-Term Investments (Both Portfolios). In certain circumstances the Portfolios may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. Certificates of deposits (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

To the extent a Portfolio is investing in short-term investments as a temporary defensive posture, the applicable Portfolio’s investment objective may not be achieved.

Commercial Paper (Both Portfolios). Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Portfolios, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

Derivative Instruments

Options, Futures Contracts and Related Options (Both Portfolios)

Selling Call and Put Options (Both Portfolios). The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Portfolio’s current return can be expected to fluctuate because premiums earned from writing options and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also results in a higher portfolio turnover. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Portfolios may sell call options only on a covered basis. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option at all times during the option period. The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. A Portfolio sells put options only on a covered basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account with its custodian cash, cash equivalents or liquid securities in an amount of not less than the exercise price of the option, or will hold a put on the same underlying security at an equal or greater exercise price. A Portfolio generally would sell put options when the subadviser wishes to purchase the underlying security for the Portfolio at a price lower than the current market price of the security.

In order to terminate its position as writer of a call or put option, a Portfolio may enter into a “closing purchase transaction,” which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. A Portfolio would also realize a gain if an option it has sold lapses unexercised. A Portfolio may sell options that are listed on an exchange as well as options that are traded over-the-counter. A Portfolio may close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, a Portfolio may purchase an offsetting option, which does not close out its position as a writer, but provides an asset of equal value to its obligation under the option sold. If a Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

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By selling a call option, a Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option, a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Portfolio may be able to write.

Purchasing Call and Put Options (Both Portfolios). A Portfolio may purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options may be purchased for their leverage potential. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Portfolio can benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, a Portfolio could bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired. Conversely, put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of a Portfolio’s assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital appreciation would increase the Portfolio’s volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio’s net asset value. The Portfolios may purchase either listed or over-the-counter options.

Options on Stock Indices. Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor’s 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. Accordingly, successful use by a Portfolio of options on stock indices will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.

Futures Contracts (Both Portfolios). Each Portfolio may engage in transactions involving futures contracts and related options. Under the rules of the Commodity Futures Trading Commission (“CFTC”), the Portfolios are exempt from registration as a “commodity pool”.

An interest rate futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of a specific type of debt security at a specified future time and at a specified price. Although interest rate futures contracts call for delivery of specified securities, in most cases the contracts are closed out (by an offsetting purchase or sale) prior to actual delivery, with the difference between the contract price and the offsetting price paid in cash.

A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. A stock index fluctuates with changes in the market values of the stocks included. No physical delivery of the underlying stocks in the index is made.

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Stock index futures contracts can be purchased with respect to the Standard & Poor’s 500 Stock Index on the Chicago Mercantile Exchange (“CME”), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade, among other indices. Differences in the stocks included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange (“Nikkei Index”), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the CME and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised indices of foreign stocks are also being developed. Investments in foreign stock index futures and options thereon, like investments in securities of foreign entities and securities denominated in foreign currencies, involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

Single Stock Futures. The trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or “SFCs”, is now permitted. As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for a Portfolio to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a Portfolio may invest, where the Portfolio has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the Portfolio has a position in a SFC, the Portfolio has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Portfolio is required to deposit for the benefit of the broker an amount of appropriate securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent margin deposits, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

For example, when a Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment to the broker.

At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

When a Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance (“anticipatory hedge”). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio’s securities (“defensive hedge”). To the extent that the Portfolio’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs.

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For example, if a Portfolio holds long-term U.S. Government securities, and a rise in long-term interest rates is anticipated, it could, in lieu of selling its portfolio securities, sell futures contracts for similar long-term securities. If interest rates increased and the value of the Portfolio’s securities declined during the period the contracts were outstanding, the value of the Portfolio’s futures contracts should increase, thereby protecting the Portfolio by preventing net asset value from declining as much as it otherwise would have.

Options on Futures Contracts (Both Portfolios). A Portfolio may also purchase and sell options on futures contracts which are traded on an Exchange. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a seller of an option on a futures contract, a Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by a Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Portfolio may purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

Forward Currency Contracts and Options on Currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Portfolio engages in forward currency transactions in anticipation of, or to protect itself against fluctuations in exchange rates. The Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, the Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Portfolio might purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset, that is the subject of the hedge, generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio’s cross-hedges and the movements in the exchange rates of foreign currencies in which the Portfolio’s assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Portfolio, however, may enter into forward contracts with deposit requirements or commissions.

The Portfolio may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the subadviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally.

A put option on currency gives the Portfolio, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Portfolio, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Portfolio might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Portfolio anticipates purchasing securities.

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The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter (“OTC”) markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Portfolio intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. The staff of the Securities and Exchange Commission (“SEC”) has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Use of Segregated and Other Special Accounts (Both Portfolios). Use of many hedging and other strategic transactions including currency and market index transactions by a Portfolio will require, among other things, that the Portfolio segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Portfolio, for example, will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index will require the Portfolio to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Portfolio will require the Portfolio to segregate liquid securities equal to the exercise price. Except when a Portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Portfolio to buy or sell a foreign currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio’s obligations or to segregate liquid securities equal to the amount of the Portfolio’s obligations.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices, and Options Clearing Corporation (“OCC”)-issued and exchange-listed index options will generally provide for cash settlement, although the Portfolio may not be required to do so. As a result, when the Portfolio sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Portfolio other than those described above generally settle with physical delivery, and the Portfolio will segregate an amount of assets

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equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If a Portfolio enters into OTC options transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, a Portfolio must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. A Portfolio will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. A Portfolio could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Portfolio could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Practices

Repurchase Agreements (Both Portfolios). Each Portfolio may enter into repurchase agreements with broker-dealers or banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser’s holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Portfolio’s custodian, subcustodian or other bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the manager or subadviser may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the Portfolios, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a Portfolio than would be available to a Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Reverse Repurchase Agreements (Both Portfolios). Each Portfolio may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Portfolio. The Portfolio may attempt to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Portfolio intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements involve leverage and may exaggerate any interim increase or decrease in the value of the Portfolio’s assets. The Portfolio’s custodian bank will maintain a separate account for the Portfolio with securities having a value equal to or greater than such commitments. A Portfolio’s liquidity and ability to manage its assets may be adversely affected when it sets aside

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cash or securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

ETFs or Exchange Traded Funds. Each Portfolio may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Portfolio exposure to the securities comprising the index on which the ETF is based, and the Portfolio will gain or lose value depending on the performance of the index.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Portfolios intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bouillon. In the future, as new products become available, the Portfolios may invest in ETFs that are based on fixed-income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on a Portfolio’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Short Sales. Each Portfolio may from time to time make short sales of securities. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Portfolio’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio will also incur transaction costs in effecting short sales. Each Portfolio may also enter into short sales “against the box”. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. There are certain transaction costs associated with short sales against the box, but the Portfolio endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. The Portfolios do not intend to make short sales or maintain a short position if to do so would cause more than 25% of their total assets, taken at market value, to be held as collateral for such sales.

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

Loans of Portfolio Securities (Both Portfolios). Consistent with applicable regulatory requirements and in order to generate income, each Portfolio may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the NYSE. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower and the lending agent). Where the borrower provides the Portfolio with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Portfolio a fee for use of the borrowed securities. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the

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loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the subadviser to be of good standing, and when, in the judgment of the subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Portfolio could suffer loss if the borrower terminates the loan and the Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer.

ADDITIONAL RISK FACTORS

The prospectuses and the “INVESTMENT PRACTICES AND ASSOCIATED RISKS” section of this SAI discuss certain of the risk factors associated with the investment policies and strategies employed by the Portfolios. The following discussion supplements these descriptions of risk factors.

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each Portfolio’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Equity Securities. Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the price of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Portfolios may be quite volatile.

Fixed Income Securities. Investments in fixed income securities may subject the Portfolios to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument;

Income Risk. When interest rates decline, a Portfolio’s income may decline;

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Portfolio to sustain losses on such investments. A default could impact both interest and principal payments; and

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than anticipated, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Portfolio will suffer from the inability to invest in higher yield securities.

Below Investment Grade Fixed-Income Securities. Securities rated in the fourth highest ratings category by a nationally recognized statistical ratings organization (an “NRSRO”), such as those rated BBB by S&P or Baa by Moody’s, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody’s or BBB by S&P, are not “investment grade,” and may have more speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because these high yield bonds, commonly referred to as “junk bonds”, have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a Portfolio, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Small Capitalization Companies. Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of small companies may not be widely followed by the investment community, may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by a Portfolio of small company securities in order to meet redemptions may require the Portfolio to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

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Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the Portfolio does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign security than about a security issued by a U.S. company, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio’s total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See “Dividends, Distributions and Taxes”. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, a Portfolio will incur cost in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for a Portfolio to obtain or to enforce a judgment against the issuers of such securities.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Portfolio’s investments are denominated relative to the U.S. dollar will affect the Portfolio’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Portfolio’s securities are quoted would reduce the Portfolio’s net asset value per share.

Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist.

Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

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One or more of the risks discussed above could affect adversely the economy of a developing market or a Portfolio’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that a Portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of a Portfolio’s investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Derivative Instruments. In accordance with its investment policies, each Portfolio may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

The following are the principal risks associated with derivative instruments. Please also see the description in the “INVESTMENT PRACTICES AND ASSOCIATED RISKS” section of this SAI of certain derivative instruments in which a Portfolio might invest for more information about those instruments and the risks on investing in them.

Leverage and associated price volatility. The use of certain derivatives may involve leverage for a Portfolio because they create an obligation, or indebtedness, to someone other than the Portfolio’s investors and enable a Portfolio to participate in gains and losses on an amount that exceeds its initial investment. Derivatives may magnify a Portfolio’s gain or loss from an investment in much the same way that incurring indebtedness does;

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in listed options, futures or related options, the Portfolio could experience delays and/or losses in liquidating open positions or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option purchased by a Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the manager.

Credit risk. Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms.

Liquidity and valuation risk. Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to a Portfolio’s restrictions on illiquid investments. As a result, these instruments may be more difficult to value.

Correlation risk. There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Portfolio is reviewed and analyzed by the Portfolio’s subadviser to assess the risk and reward of each such instrument in relation to the Portfolio’s investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Portfolio and its shareholders.

Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading;

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and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. A Portfolio, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where a Portfolio enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Portfolio assets.

Furthermore, in the case of a futures contract purchase, a Portfolio segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

As with options on debt securities, the holder of an option may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. A Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on Futures Contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all option transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Portfolios will not purchase options on futures contracts on any exchange unless and until, in the subadviser’s opinion, the market for such options has developed sufficiently that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts. Compared to the use of Futures Contracts, the purchase of options on Futures Contracts involves less potential risk to the Portfolios because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a Futures Contract involves risks similar to those arising in the sale of Futures Contracts, as described above.

Special Risks of Options. In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options are traded on exchanges on only a limited number of U.S. government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Trust and other clients advised by affiliates of Legg Mason may be deemed to constitute a group for these purposes. In light of these limits, the Board of Trustees may determine at any time to restrict or terminate the public offering of the Portfolios’ shares (including through exchanges from the other funds).

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Exchange markets in options on U.S. government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Economic and Monetary Union (EMU). Twenty-five European countries participate in the European Economic and Monetary Union (EMU) and 12 of those countries have adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers held by the Portfolios; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Portfolios.

Portfolio Turnover. Each Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions, any Portfolio may experience a high rate of portfolio turnover. This may occur, for example, if the Portfolio writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when the subadviser deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective Portfolio.

INVESTMENT RESTRICTIONS

Each Portfolio has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Portfolio are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Portfolio. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act. As discussed under “Proposed Investment Restrictions” below, each Portfolio is proposing to change its investment restrictions.

Current Investment Restrictions

A Portfolio may not:

(1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

(2) underwrite securities issued by other persons, except that all or any portion of the assets of the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

(4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

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(5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act;

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry; or

(7) purchase any security issued by any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco (Growth and Income Portfolio only).

The Portfolios have also adopted the following nonfundamental investment restriction that may be changed by the Trust’s Board of Trustees at any time. Accordingly a Portfolio may not:

invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Portfolio’s books).

If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the prospectuses is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

Proposed Investment Restrictions

The shareholders of each Portfolio has approved the adoption of revised fundamental investment policies or restrictions as follows:

(1) The Portfolio may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The Portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The Portfolio may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The Portfolio may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The Portfolio may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The Portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Portfolio may not make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

If the shareholder proposals are approved by the Growth and Income Portfolio’s shareholders, its revised policies will set forth the following as a nonfundamental investment restriction that may be changed by the Portfolio’s Board at any time: the Growth and Income Portfolio may not purchase securities of any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater

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gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. [Subject to confirmation: Currently the Fund does not contemplate borrowing money for leverage, but if the Fund does so, it will not likely do so to a substantial degree.] The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s manager or a sub-adviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. A Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

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With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded Funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Fund as to how to classify issuers within or among industries.

The Funds’ proposed fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

MANAGEMENT

The business affairs of each Portfolio are managed by or under the direction of the Board of Trustees (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the Portfolio and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the Portfolios who are not “interested persons” of the Portfolios as defined in the 1940 Act (the “Independent Trustees”) and executive officers of the Portfolios, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies and their portfolios associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

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The following information relates to the Trust’s recently elected Board of Trustees.

Name and Year of Birth	Position(s) with Portfolios	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

Paul R. Ades Born 1940	Trustee	Since 1983	Law firm of Paul R. Ades, PLLC (since 2000)		None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)		None

Dwight B. Crane Born 1937	Trustee	Since 1981	Professor, Harvard Business School (since 1969); Independent Consultant (since 1969)		None

Robert M. Frayn, Jr. Born 1934	Trustee	Since 1981	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)		None

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)		None

Howard J. Johnson Born 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)		None

David E. Maryatt Born 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)		None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired		None

Ken Miller Born 1942	Trustee	Since 1983	Chairman, Young Stuff Apparel Group, Inc. (apparel manufacturer) (1963 to 2005)		None

John J. Murphy Born 1944	Trustee	Since 2002	President, Murphy Capital Management (investment advice) (since 1983)		Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)		Director, Citizens National Bank, Maplewood (2006)

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Jerry A. Viscione Born 1944	Trustee	Since 1993	Retired; formerly, Executive Vice President, Marquette University (1997 to 2002)	None
INTERESTED TRUSTEE:

R. Jay Gerken , CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of [ ] funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005); formerly, Portfolio Manager, Smith Barney Allocation Series, Inc. (1996-2001)	Trustee, Consulting Group Capital Markets Funds

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Portfolios	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:

Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included Smith Barney Fund Management (“SBFM”), Smith Barney Asset Management and Citi Fund Management (“CFM”) and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968 100 First Stamford Place, 5th Floor Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of [ ] funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Kaprel Ozsolak Born 1965 125 Broad Street, 11th Floor New York, NY 10004	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co. or its predecessors; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its predecessors. Previously, Mr. Ozsolak was Controller of certain mutual funds associated with Legg Mason & Co. or its predecessors (2002 to 2004); formerly, Portfolio Manager, Smith Barney Allocation Series, Inc. (1996-2001)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

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The Board has a standing Audit Committee, Nominating Committee and Pricing Committee. The Audit Committee and Nominating Committee are composed of Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees the scope of the Portfolios’s audit, the Portfolios’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Portfolios, the qualifications and independence of the Portfolios’s independent registered public accounting firm, and the Portfolios’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Portfolios’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Portfolios by the independent registered public accounting firm and all permissible non-audit services provided by the Portfolios’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the Portfolios’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

24

•	the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Trust’s Board is recently elected and is newly constituted as the Board that oversees all of the equity-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Nominating and Pricing Committees are recently established committees of this Board and did not meet during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the Portfolios and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustees
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
Interested Trustee
R. Jay Gerken

[As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the Portfolios, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the Portfolios.]

Information regarding compensation paid by the Portfolios to its recently elected Board and to its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the Portfolios’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Portfolios for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Portfolio pays a pro rata share of the Trustee fees based upon asset size. Each Portfolio currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of [$            ] plus [$            ] for each regularly scheduled Board meeting attended, [$            ] for each special telephonic Board meeting attended, and [$            ] for each ad hoc telephonic meeting in which that trustee participates. The lead independent trustee will receive an additional [$            ] per year and the Chairs of the Audit Committee and Nominating Committee will each receive an additional [$            ] per year. The Portfolios will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

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Name of Trustee	Aggregate Compensation from the Portfolios(1) (2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1) (3)	Total Compensation from Fund Complex Paid to Trustee(1) (2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Independent Trustees
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
Interested Trustee
R. Jay Gerken

(1)	The disclosure of compensation paid to the Trustees is provided as of the most recent calendar year end, rather than the fund’s most recent fiscal year end, for ease of presentation and comprehension.
(2)	[To be updated by amendment.]
(3)	Pursuant to a prior emeritus retirement plan, Mr. Crane has received or is entitled to receive, in a lump sum (calculated on a net present value basis) or in quarterly installments, an aggregate benefit having a net present value equal to [$ ]. Mr. Crane elected to receive the benefit in a lump sum payment. Each fund formerly overseen by Mr. Crane will pay a pro rata share (based upon asset size) of the aggregate benefit to Mr. Crane. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of the benefits paid to Mr. Crane.

The following table shows the compensation paid by each Portfolio’s predecessor and the Fund Complex to each Director of the corresponding predecessor fund during the Portfolio’s last fiscal year. None of the officers of the Trust received any compensation from the Trust for such period. Information as to the compensation paid to the Directors of the fund for the calendar year ended December 31, 2006 also is shown below.

Trustee	Aggregate Compensation from All Cap Growth Portfolio for Fiscal Year Ended 10/31/06		Aggregate Compensation from Growth and Income Portfolio for Fiscal Year Ended 10/31/06		Pension or Retirement Benefits Paid as Part of Portfolio Expenses for Fiscal Year Ended 10/31/06	Total Compensation from Portfolios and Fund Complex Paid to Trustees(2)(3) for Fiscal Year Ended 10/31/06	Number of Funds in Complex Served by Trustee (1)(2)
Interested Trustee
R. Jay Gerken(1)		$0		$0

Non-Interested Trustees
Elliott J. Berv	$		$
Donald M. Carlton	$		$
A. Benton Cocanougher	$		$
Mark T. Finn	$		$
Stephen Randolph Gross	$		$
Diana R. Harrington	$		$
Susan B. Kerley	$		$
Alan G. Merten	$		$
R. Richardson Pettit	$		$

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Director	Aggregate Compensation from All Cap Growth Portfolio for Year Ended 12/31/06	Aggregate Compensation from Growth and Income Portfolio for Year Ended 12/31/06	Total Pension or Retirement Benefits Accrued as Part of Fund Expenses (2) (3)	Total Compensation from Fund Complex Paid to Directors in Year Ended 12/31/06	Number of Funds for Which Director Served Within Fund Complex
Interested Director
R. Jay Gerken

Non-Interested Director
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merton
R. Richardson Pettit

(1)	Mr. Gerken was not compensated for his service as a Director because of his affiliation to the Manager.
(2)	[Need to be sure to include any additional amounts paid to retired Trustees in 2006.]
(3)	Pursuant to emeritus retirement plans, the following former Independent Trustees have received or are entitled to receive benefits (calculated on a net present value basis) as follows: : $ ; : $ ; and : $ . These benefits are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. Each Portfolio will pay its pro rata share (based upon asset size) of these aggregate benefits. Legg Mason or its affiliates have agreed to reimburse the Portfolio an amount equal to 50% of these benefits.

As of [                    ], the Trustees and Executive Officers owned in the aggregate less than 1% of the outstanding securities of the Portfolio.

As of [                    ], the following shareholders were known by the manager to beneficially own or hold of record more than 5% of the outstanding shares of either Portfolio.

[To be updated by amendment]

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INVESTMENT MANAGEMENT AGREEMENT

Investment Manager

LMPFA serves as investment manager to each Portfolio pursuant to separate investment management agreements (the “Management Agreements”) with initial terms ending November 30, 2007. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Portfolios and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $             billion.

Under the Management Agreements, subject to the supervision and direction of the Board, the manager is delegated the responsibility of managing the Portfolios in accordance with their stated investment objectives and policies, making investment decisions for the Portfolios and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the Portfolios, such as (i) supervising the overall administration of the Portfolios, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolios’ transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Portfolios’ existence, and (v) maintaining the registration and qualification of the Portfolios’ shares under federal and state laws.

The Management Agreements have an initial term ending November 30, 2007 and will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the applicable Portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreements provide that the manager may render services to others. The Management Agreements are terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the applicable Portfolio when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the applicable Portfolio (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreements provide that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolios, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Effective October 1, 2005, for its services under the Management Agreement with respect to All Cap Growth Portfolio, the manager receives fees, which are computed daily and paid monthly, at the following annual rates of the Portfolio’s average daily net assets on an annualized basis for the Portfolio’s then-current fiscal year: 0.750% on assets up to $1 billion, 0.725% on assets between $1 billion and $2 billion, 0.700% on assets between $2 billion and $5 billion, 0.675% on assets between $5 billion and $10 billion, and 0.650% on assets over $10 billion. For its services under the Management Agreement with respect to Growth and Income Portfolio, the manager receives fees, which are computed daily and paid monthly, at the following annual rates of the Portfolio’s average daily net assets on an annualized basis for the Portfolio’s then-current fiscal year: 0.650% on assets up to $1 billion, 0.600% on assets between $1 billion and $2 billion, 0.550% on assets between $2 billion and $3 billion, 0.500% on assets between $3 billion and $4 billion, and 0.450% on assets over $4 billion. [The manager may reimburse a Portfolio for, or waive, all or any portion of its management fees.]

Prior to July 31, 2006, Smith Barney Fund Management LLC (“SBFM”) served as the Portfolios’ manager under the same fee schedules as described above.

The following table shows fees paid under the Portfolios’ Management Agreements during the fiscal years ended October 31, 2006, 2005 and 2004.

	All Cap Growth Portfolio		Growth and Income Portfolio
October 31, 2006
Management Fees	$		$
October 31, 2005
Management Fees*		$430,664		$488,246
October 31, 2004
Management Fees		$360,077		$473,463

*	The manager waived a portion of the management fee and reimbursed certain expenses in the amount of $1,689 to each of All Cap Growth Portfolio and Growth and Income Portfolio. After waivers and reimbursements, management fees were $358,388 and $471,774 for All Cap Growth Portfolio and Growth and Income Portfolio, respectively.

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Subadviser

ClearBridge Advisors, LLC serves as the subadviser to the Growth and Income Portfolio and the All Cap Growth Portfolio pursuant to sub-advisory agreements between the manager and ClearBridge that were approved by the Board, including a majority of the Independent Trustees, on June 29, 2006. ClearBridge is a wholly-owned subsidiary of Legg Mason.

Under the sub-advisory agreements, subject to the supervision and direction of the Board and the manager, the subadviser will manage the respective Portfolio’s portfolio (or allocated portion thereof) in accordance with such Portfolio’s stated investment objective(s) and policies, assist in supervising all aspects of such Portfolio’s operations, make investment decisions for such Portfolio, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to such Portfolio.

The sub-advisory agreements have initial terms ending on November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the applicable Portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of a Portfolio (as defined in the 1940 Act) may terminate its sub-advisory agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate its sub-advisory agreement on 90 days’ written notice to the respective Portfolio and the manager. The manager and the subadviser may terminate the sub-advisory agreement upon their mutual written consent. The sub-advisory agreements will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the manager without the consent of such subadviser.

As compensation for sub-advisory services for the Growth and Income Portfolio and the All Cap Growth Portfolio, the manager will pay ClearBridge a fee equal to     % of the management fee paid to LMPFA, net of expense waivers and reimbursements. For the period from August 1, 2006 through October 31, 2006, the manager paid the subadviser subadvisory fees of $             for the Growth and Income Portfolio and $             for the All Cap Growth Portfolio.

Expenses

In addition to amounts payable under the Management Agreement, each of the Portfolios is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of such Portfolio; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of such Portfolio’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of such Portfolio’s shares and servicing shareholder accounts; expenses of registering and qualifying such Portfolio’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to such Portfolio’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of such Portfolio; Board fees; audit fees; travel expenses of officers, members of the Board and employees of such Portfolio, if any; and such Portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering such Portfolio and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which such Portfolio is a party and the legal obligation which such Portfolio may have to indemnify such Portfolio’s Board members and officers with respect thereto.

Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the Portfolios, the manager, the subadviser and the distributors have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients.

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All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the portfolios, the manager, the subadviser and the distributors are on file with the SEC.

Proxy Voting. Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Portfolios, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Portfolios. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and a Portfolio, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the Portfolios as required for the Portfolios to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the Portfolios’ portfolio securities are voted and are attached as Appendices B and C to this SAI. Information regarding how each Portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the Portfolios’ website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov. Proxy voting reports for the period ended June 30, 2006 are listed under the Portfolios’ former names, Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Growth and Income Portfolio and SB Government Portfolio.

DISTRIBUTORS

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and Citigroup Global Markets Inc., an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013 serve as the Portfolios’ distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”), which were approved by the Portfolios’ Board of Trustees and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The Distribution Agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the Portfolios’ distributor.

A Distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of each Portfolio as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each Distribution Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Trust’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

A distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933. From time to time, service agents or their affiliates may also pay for certain non-cash sales incentives provided to financial professionals. Such incentives do not have any effect on the net amount invested. Service agents may, from time to time, pay or allow reallowances or promotional incentives, in the form of cash or other compensation, to financial professionals that sell shares of the Portfolios.

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PORTFOLIO TURNOVER

The portfolio turnover rate may vary greatly from year to year as well as within a year. For the last two fiscal years, each Portfolio’s portfolio turnover rates were:

Year Ended 10/31	All Cap Growth Portfolio		Growth and Income Portfolio
2006		%		%
2005	43%		57%

For reporting purposes, a Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Portfolio’s investment portfolio (other than short- term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager or subadviser deem it advisable to purchase or sell securities.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by a Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Portfolios have adopted policies and procedures developed by CAM1 with respect to the disclosure of the Portfolios’ portfolio securities and any ongoing arrangements to make available information about a Portfolio’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a Portfolio’s portfolio holdings is in the best interests of such Portfolio’s shareholders, and that any conflicts of interest between the interests of such Portfolio’s shareholders and those of CAM, such Portfolio’s Distributors or their affiliates, be addressed in a manner that places the interests of such Portfolio’s shareholders first. The policy provides that information regarding a Portfolio’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Portfolio business purposes and in accordance with the policy.

[1]	Citigroup Asset Management (“CAM”) comprises ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a Portfolio’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a CAM or the Portfolios’ Internet site that is accessible by the public, or through public release by a third party vendor.

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The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A Portfolio’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A Portfolio’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include Portfolio holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A Portfolio’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the Portfolio’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A Portfolio’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its directors/trustees who are not “interested persons” as defined in the 1940 Act, of such Portfolio or the manager, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Portfolio’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the Portfolio must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a Portfolio, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a Portfolio’s portfolio securities will be reviewed at least annually by the Board.

The approval of a Portfolio’s Chief Compliance Officer, or designee, must be obtained before such Portfolio enters into any new ongoing arrangement or alters any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the Portfolios’ Board at its next regularly scheduled meeting.

Each Portfolio discloses its complete portfolio holdings approximately 25 days after calendar quarter end on the manager’s website http://www.leggmason.com/lnvestorServices.

Set forth below is a list, as of 2006, of those parties with whom CAM, on behalf of each Portfolio, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements. and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
Bank of New York	Daily	None

[To be updated by amendment]

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Portfolio holdings information for each Portfolio may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter

Recipient	Frequency	Delay before dissemination
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for the Portfolios. Unless noted otherwise, all information is provided as of October 31, 2006.

Other Accounts Managed by the Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Portfolio with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Except as indicated, none of the accounts shown were subject to fees based on performance.

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Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
All Cap Growth Portfolio—Large Cap Growth Segment
Alan Blake	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ million in total assets under management	other accounts with $ billion in total assets under management

All Cap Growth Portfolio—Mid Cap Growth Segment
Brian M. Angerame	registered investment companies with $ billion in total assets under management	other pooled investment vehicle with $ million in total assets under management	other accounts with $ million in total assets under management
Derek J. Deutsch	registered investment companies with $ billion in total assets under management	1 other pooled investment vehicle with $ million in total assets under management	other accounts with $ million in total assets under management

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Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
All Cap Growth Portfolio—Small Cap Growth Segment
Timothy Woods	registered investment company with $ million in total assets under management	None	other accounts with $ million in total assets under management

Growth and Income Portfolio
Michael Kagan	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ million in total assets under management	other account with $ million in total assets under management

Portfolio Manager Compensation

Investment professionals of the manager and ClearBridge (collectively, “CAM”) receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the “Compensation Plan”) for its investment professionals, including the Portfolios’ portfolio manager(s). Each investment professional works as a part of an investment team. The Compensation Plan is designed to align the objectives of CAM investment professionals with those of Portfolio shareholders and other CAM clients. Under the Compensation Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance as well as inflows and outflows has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a Portfolio, the benchmark set forth in such Portfolio’s prospectus to which such Portfolio’s average annual total returns are compared) or, if none, the benchmark set forth in such Portfolio’s annual report). CAM may also measure the team’s pre-tax investment performance against additional benchmarks, as it deems appropriate. Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Portfolio’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The manager, the subadviser and the Portfolios have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair

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allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the Portfolios will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a Portfolio’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Portfolio, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The tables below identify ownership of Portfolio securities by each Portfolio Manager.

Portfolio Manager	Dollar Range of Ownership of Securities in the All Cap Growth Portfolio
Alan Blake	None
Brian M. Angerame	None
Derek J. Deutsch	None
Timothy Woods	None

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Portfolio Manager	Dollar Range of Ownership of Securities in the Growth and Income Portfolio
Michael Kagan	None

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies as may be established by the Portfolios’ Board from time to time, the subadviser is primarily responsible for the Portfolios’ portfolio decisions and the placing of the Portfolios’ portfolio transactions, except that the manager manages the cash and short-term investments of the Portfolios. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The aggregate brokerage commissions paid by the Portfolios for the three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Management Agreements and sub-advisory agreements, the manager and the subadviser is authorized to place orders pursuant to their investment determinations for a Portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by them. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital. In connection with the manager’s or subadviser’s monitoring of its portfolio transactions for compliance with its policies, the manager and subadviser utilize both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolios and/or the other accounts over which the manager, the subadviser or their affiliates exercise investment discretion. The manager and subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager, the subadviser and their affiliates have with respect to accounts over which they exercise investment discretion. The manager and/or subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Portfolios’ costs, neither the manager nor the subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or the subadviser by brokers who effect securities transactions for the Portfolios may be used by the manager or subadviser in servicing other investment companies and accounts which they manage. Similarly, research services furnished to the manager or the subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing the applicable Portfolio. Not all of these research services are used by the manager or subadviser in managing any particular account, including the Portfolios. For the fiscal year ended October 31, 2006, the Portfolios paid commissions to brokers that provided research services as follows:

Portfolios	Total Dollar Amount Of Brokerage Transactions Related To Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related To Research Services
All Cap Growth Portfolio	$	$
Growth and Income Portfolio	$	$

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The Portfolios contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers”, as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Effective December 1, 2005 CGMI is no longer an affiliated person of the Portfolios under the 1940 Act. As a result, the Portfolios will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

Aggregate Brokerage Commissions Paid

The Portfolios paid the following commissions to CGMI during the periods shown:

Fiscal 2006 Commissions	Aggregate Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to CGMI
All Cap Growth Portfolio	$	$
Growth and Income Portfolio	$	$

Fiscal 2005 Commissions	Aggregate Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to CGMI
All Cap Growth Portfolio	$	$8,796
Growth and Income Portfolio	$	$325

Fiscal 2005 Commissions	Aggregate Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to CGMI
All Cap Growth Portfolio	$	$2,806
Growth and Income Portfolio	$	$100

For the fiscal year ended October 31, 2006, the percentage of each Portfolio’s aggregate brokerage commissions paid to CGMI and the percentage of each Portfolio’s aggregate dollar amount of transactions involving the payment of commissions effected through CGMI were as follows:

Percentage of Aggregate Brokerage Commissions Paid to CGMI
All Cap Growth Portfolio	%
Growth and Income Portfolio	%

Percentage of Aggregate Dollar Amount of Transactions I nvolving Payment of Commissions Effected Through CGMI
All Cap Growth Portfolio	%
Growth and Income Portfolio	%

During the fiscal year ended October 31, 2006, each Portfolio purchased securities issued by the following regular broker-dealers of each Portfolio, which had the following values as of October 31, 2006:

Portfolio	Broker- Dealer	Value of Securities as of October 31, 2006

As of December 1, 2005, LMIS became an affiliated person of the Portfolios under the 1940 Act. For the period December 1, 2005 through October 31, 2006, the Portfolios did not pay any brokerage commissions to LMIS or its affiliates.

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In certain instances there may be securities that are suitable as an investment for a Portfolio as well as for one or more of the manager’s or subadviser’s other clients. Investment decisions for the Portfolios and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Portfolio. When purchases or sales of the same security for a Portfolio and for other funds managed by the manager or subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each of the Portfolios is determined for each class on each day during which the NYSE is open for trading (a “business day”). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively, and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on such NYSE (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the service agent prior to its calculation.

Each Portfolio’s prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees, to be used to value the Portfolio’s securities.

TAXES

[To be updated by amendment]

General

The following is a summary of certain federal income tax considerations that may affect the Portfolios and their shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions by the Portfolios also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individualized tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any Portfolio of the Trust.

Tax Status of the Portfolios

Each Portfolio expects to be treated as a separate taxable entity for federal income tax purposes.

Each Portfolio intends to qualify separately each year as a “regulated investment company” under the Code. A qualified Portfolio will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that the Portfolio distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss and complies with certain other requirements regarding the sources of its income and diversification of its assets. If a Portfolio were to fail to qualify as a regulated investment company under the Code for any year, the Portfolio would incur a regular corporate federal income tax upon its taxable income, its distributions would generally be taxable as ordinary income to shareholders and investments through life insurance separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for contract holders as described below.

Each Portfolio intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Portfolio as taxable income.

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Each Portfolio intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Tax treatment of shareholders. Each separate account that invests in a Portfolio must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as “life insurance contracts” under the Code. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from a Portfolio, and on all sales, exchanges or redemptions of interests in the Portfolio.

If all of the beneficial interests in a Portfolio are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Portfolio, rather than treating the interest in the Portfolio as a separate investment of each separate account investing in the Portfolio. Beneficial interests in the Portfolios are currently being offered only to separate accounts of participating life insurance companies and other qualifying holders. Each Portfolio intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that look-through treatment as described above is available, any separate account invested wholly in the Portfolio would also satisfy such diversification requirements.

The Trust has undertaken to ensure that each Portfolio meets the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular Portfolio to make certain otherwise permitted investments.

Capital Loss Carryforwards

All Cap Growth Portfolio—On October 31, 2006, the unused capital loss carryforwards for the All Cap Growth Portfolio were approximately $            . For federal income tax purposes, this amount is available to be applied against future capital gains of the Portfolio, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

October 31,

2009	2010	2011
$ 997,566	$6,363,962	$2,644,926

Growth and Income Portfolio—On October 31, 2006, the unused capital loss carryforwards for the Growth and Income Portfolio were approximately $            . For federal income tax purposes, this amount is available to be applied against future capital gains of the Portfolio, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

October 31,

2010	2011
$ 3,058,834	$3,755,495

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Proposed Changes

The Portfolios’ Board has approved a number of initiatives designed to streamline and restructure the fund complex, and the Portfolios are seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, the Portfolios will become series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting.

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The portfolios are not required to hold an annual meeting of shareholders, but the portfolios will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration.

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.

A portfolio may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. A portfolio may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the portfolio with identification required by law, or if the portfolio is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

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Disclosure of Shareholder Holdings.

The declaration specifically requires shareholders, upon demand, to disclose to the portfolios information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the portfolios may disclose such ownership if required by law or regulation.

Small Accounts.

The declaration provides that the portfolios may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the portfolios to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the portfolios, as series of the trust, represents an interest in the applicable portfolio only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability.

The declaration provides that shareholders are not personally liable for the obligations of the portfolios and requires the portfolios to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the portfolios will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the portfolios or their shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a portfolio’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the portfolio, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith

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exercise of their business judgment on behalf of the portfolio. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected portfolio must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the portfolio in connection with the consideration of the demand, if in the judgment of the Independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the portfolio’s costs, including attorneys’ fees.

The declaration further provides that the portfolios shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Portfolios are obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the portfolios be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Portfolios (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolios were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

***

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolios (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under

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which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Portfolios’ manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Portfolios’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Portfolios or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

***

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the Portfolios’ manager believes that this matter is not likely to have a material adverse effect on the Portfolios.

***

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough

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review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A response to the complaint is due in October 2006. No assurance can be given as to the outcome of this matter.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Voting

The Trust offers shares of the Portfolios only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of the Portfolios. Nevertheless, with respect to any shareholder meeting of the Trust, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which correspond to shares in the Portfolios in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Trust attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Transfer Agent

PFPC Inc., P.O. Box 9699, Providence, Rhode Island 02940-9699, is the transfer agent for the Portfolios. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Portfolios, handles certain communications between shareholders and the Portfolios, distributes dividends and distributions payable by the Portfolios and produces statements with respect to account activity for the Portfolios. For these services, the transfer agent receives fees from the Portfolios computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Portfolios during the month and is reimbursed for out-of-pocket expenses.

Custodian

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Portfolios. State Street, among other things, maintains a custody account or accounts in the names of the Portfolios; receives and delivers all assets for the Portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Portfolios; and makes disbursements on behalf of the Portfolios. State Street neither determines the Portfolios’ investment policies, nor decides which securities the Portfolios will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Portfolios may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the Portfolios’ securities lending agent and receives a share of the income generated by such activities.

Legal Counsel

[                    ], is legal counsel to the Portfolios.

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Shareholder Reports

Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

Independent Registered Public Accounting Firm

[    ] has been selected as the Trust’s independent registered public accounting firm to audit and report on the financial statements and financial highlights of the Trust for its fiscal year ending October 31, 2006.

Shareholder and Trustee Responsibility

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

About the Trust

The Trust is an open-end management investment company. The Trust was organized in 2002 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.” Each portfolio of the Trust is “diversified” within the meaning of the 1940 Act.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the trust. However, the trust’s Master Trust Agreement (“Trust Instrument”) disclaims shareholder liability for acts or obligations of the trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or a Trustee. The Trust Instrument provides for indemnification from the trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the trust would be unable to meet its obligations, a possibility that the manager believes is remote and immaterial. Upon payment of any liability incurred by the trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the trust. The Trustees intend to conduct the operations of the trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the trust.

All shareholders of each portfolio in the trust, upon liquidation, will participate ratably in the trust’s net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees of the trust. Shares are transferable but have no preemptive, conversion or subscription rights.

FINANCIAL STATEMENTS

The audited financial statements of the Trust (Statement of Assets and Liabilities at October 31, 2006, Statement of Operations for the year ended October 31, 2006, Statements of Changes in Net Assets for the years ended October 31, 2006 and 2005, Financial Highlights for each of the years in the five-year period ended October 31, 2006 and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm) each of which is included in the Annual Report to Shareholders of the Trust, are incorporated by reference into this Statement of Additional Information (filed on [    ]; accession number [    ]).

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APPENDIX A

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Concerning ClearBridge Advisors1 (Clearbridge)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients,

[1]	ClearBridge Advisors comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

PART C

OTHER INFORMATION

Item 23. Exhibits

Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A (the “Registration Statement”) (File Nos. 333-91278 and 811-21128).

(a)(1) Master Trust Agreement is incorporated by reference to Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the “Commission”) on September 18, 2002(the “Registration Statement”).

(2) Amendment No. 1 to the Master Trust Agreement is incorporated by reference to the Registration Statement.

(3) Amendment No. 2 to the Master Trust Agreement dated May 1, 2006 is filed herewith.

(b)(1) By-Laws are incorporated by reference to the Registration Statement.

(c) Registrant’s Form of Shares of Beneficial Interest is incorporated by reference to the Registration Statement.

(d)(1) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Aggressive Growth Portfolio, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is filed herewith.

(2) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Dividend Strategy Portfolio, and LMPFA is filed herewith

(3) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Growth and Income Portfolio I, and LMPFA is filed herewith.

(4) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable International All Cap Growth Portfolio, and LMPFA is filed herewith.

(5) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Large Cap Growth Portfolio, and LMPFA is filed herewith.

(6) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Large Cap Value Portfolio, and LMPFA is filed herewith.

(7) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Mid Cap Core Portfolio, and LMPFA is filed herewith.

(8) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Multiple Discipline Portfolio - All Cap Growth and Value, and LMPFA dated August 1, 2006 is filed herewith.

(9) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Multiple Discipline Portfolio - Balanced All Cap Growth and Value, and LMPFA dated August 1, 2006 is filed herewith.

(10) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Multiple Discipline Portfolio - Global All Cap Growth and Value, and LMPFA dated August 1, 2006 is filed herewith.

(11) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Multiple Discipline Portfolio - Large Cap Growth and Value, and LMPFA dated August 1, 2006 is filed herewith.

(12) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio, and LMPFA is filed herewith.

(13) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Social Awareness Stock Portfolio, and LMPFA is filed herewith.

(14) Form of Subadvisory Agreement between LMPFA and ClearBridge Advisors, LLC (“ClearBridge”) (formerly known as CAM North America, LLC), regarding Legg Mason Partners Variable Aggressive Growth Portfolio, is filed herewith.

(15) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Dividend Strategy Portfolio, is filed herewith.

(16) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Growth and Income Portfolio I, is filed herewith.

(17) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable International All Cap Growth Portfolio, is filed herewith.

(18) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Large Cap Growth Portfolio, is filed herewith.

(19) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Large Cap Value Portfolio, is filed herewith.

(20) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Mid Cap Core Portfolio, is filed herewith.

(21) Form of Subadvisory Agreement between LMPFA and ClearBridge dated August 1, 2006, regarding Legg Mason Partners Variable Multiple Discipline Portfolio - All Cap Growth and Value, is filed herewith.

(22) Form of Subadvisory Agreement between LMPFA and ClearBridge dated August 1, 2006, regarding Legg Mason Partners Variable Multiple Discipline Portfolio - Balanced All Cap Growth and Value, is filed herewith.

(23) Form of Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”) dated August 1, 2006, regarding Legg Mason Partners Variable Multiple Discipline Portfolio - Balanced All Cap Growth and Value, is filed herewith.

(24) Form of Subadvisory Agreement between LMPFA and ClearBridge dated August 1, 2006, regarding Legg Mason Partners Variable Multiple Discipline Portfolio - Global All Cap Growth and Value, is filed herewith.

(25) Form of Subadvisory Agreement between LMPFA and ClearBridge dated August 1, 2006, regarding Legg Mason Partners Variable Multiple Discipline Portfolio - Large Cap Growth and Value, is filed herewith.

(26) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio, is filed herewith.

(27) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Social Awareness Stock Portfolio, is filed herewith.

(e)(1) Form of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (“CGMI”) (formerly Salomon Smith Barney Inc.) (the “CGMI Distribution Agreement”) is incorporated by reference to the Registration Statement.

(2) Form of the Distribution Agreement between the Registrant and PFS Distributors, Inc. is incorporated by reference to the Registration Statement.

(3) Amendment to the CGMI Distribution Agreement dated December 1, 2005 between the Registrant and CGMI is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement filed on April 27, 2006 (“Post-Effective Amendment No. 5”)

(4) Distribution Agreement dated December 1, 2005 between Registrant and Legg Mason Investors Services, LLC (“LMIS”) is incorporated herein by reference to Post-Effective Amendment No. 5.

(5) Form of Letter Agreement amending Exhibit A of the Distribution Agreement between the Registrant and CGMI to be filed by amendment.

(6) Form of Letter Agreement amending Exhibit A of the Distribution Agreement between the Registrant and PFS to be filed by amendment.

(7) Form of Letter Agreement amending Exhibit A of the Distribution Agreement between the Registrant and LMIS to be filed by amendment.

(f)(1) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is filed herewith.

(2) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is filed herewith.

(3) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is filed herewith.

(4) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is filed herewith.

(5) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is filed herwith.

(g)(1) Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company, a Massachusetts trust company is incorporated by reference to the Registration Statement.

(2) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 5.

(h)(1) Form of Transfer Agency and Service Agreement between the Registrant and Citicorp Trust Bank, fsb. is incorporated herein by reference to the Registration Statement.

(2) Transfer Agency Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 5.

(3) License Agreement between Citigroup, Inc. and Registrant dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 5.

(4) Form of License Agreement between Legg Mason Properties, Inc. and Registrant dated April 6, 2006 is incorporated herein by reference to Post-Effective Amendment No. 5.

(i)(1) Opinion and Consent of Willkie Farr & Gallagher, counsel to the Registrant, as to legality of the series of shares being registered is incorporated by reference to the Registration Statement.

(2) Opinion and Consent of Goodwin Procter LLP, Massachusetts counsel to the Registrant, as to legality of the series of shares being registered is incorporated by reference to the Registration Statement.

(3) Opinion and consent of Counsel as to the legality of the securities being registered to be filed by amendment.

(j)(1) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(2) Power of Attorney dated April 12, 2006 is incorporated herein by reference to Post-Effective Amendment No. 5.

(k) Not Applicable.

(l) Form of Purchase Agreement between the Registrant and the Purchaser of the initial shares is incorporated by reference to the Registration Statement.

(m)(1) Form of Services and Distribution Plan pursuant to Rule 12b-1 is incorporated by reference to the Registration Statement.

(2) Form of Distribution Plan is incorporated by reference to the Registration Statement.

(3) Amended Services and Distribution Plan pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 5.

(4) Amended Shareholder Services and Distribution Plan between the Registrant and LMIS to be filed by amendment.

(n) Form of Multiple Class Plan pursuant to Rule 18f-3 is incorporated by reference to the Registration Statement.

(2) Amended and Restated Rule 18f-3(d) Multiple Class Plan to be filed by amendment.

(o) Not Applicable.

(p)(1) Form of Code of Ethics of the Registrant, Smith Barney Fund Management LLC and CGMI is incorporated by reference to the Registration Statement.

(2) Code of Ethics of Citigroup Asset Management - North America and certain registered Investment companies, as amended September 13, 2005 (adopted by LMPFA and ClearBridge), is incorporated herein by reference to Post-Effective Amendment No. 5.

(3) Code of Ethics of Legg Mason Investors Services, LLC dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 5.

(4) Code of Ethics of CGMI to be filed by amendment.

(5) Code of Ethics of PFS to be filed by amendment.

(6) Code of Ethics of WAM dated as of February, 2005, is filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25. Indemnification

The response to this item is, in part, incorporated by reference to the Registrant Statement. Reference is also made to (a) Section 4 of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (the “CGMI Distribution Agreement”), incorporated by reference herein; (b) paragraph 7 of the Amendment to the CGMI Distribution Agreement incorporated by reference herein; (c) Section 4 of the Distribution Agreement between the Registrant and PFS Distributors, Inc. (the “PFS Distribution Agreement”), incorporated by reference herein; (d) paragraph 9 of the Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-66785).

Subadvisor — ClearBridge Advisors, LLC (formerly known as CAM North America, LLC) (“ClearBridge”)

ClearBridge was organized under the laws of the State of Delaware as a limited liability company. ClearBridge is a direct wholly-owned subsidiary of Legg Mason.

ClearBridge is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of ClearBridge together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by ClearBridge pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-64710).

Subadviser — Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAM
Director, LMFM
Manager, Brandywine
Senior Executive Vice President, Legg Mason, Inc.
Director, Nova Scotia
Vice President and Director, BMML
Director, LMCM
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, Western Asset Management Company Limited

James W. Hirschmann III	Director, WAM
Director, Western Asset Management Company Limited

D. Daniel Fleet	President and CEO, WAM

Gavin L. James	Director of Global Client Services, WAM
Senior Executive Officer, Western Asset Management Company Limited

Gregory McShea	General Counsel and Secretary, WAM
General Counsel and Secretary, Western Asset Management Company Limited

WAM is located at 385 East Colorado Boulevard, Pasadena, CA 91101.

Item 27. Principal Underwriters

(a) CGMI, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust II, CitiFunds Trust I, Legg Mason Partners Funds Trust, Legg Mason Partners Variable Portfolios V, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Variable Portfolios III, Inc., Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Legg Mason Partners Capital Fund, Inc., Legg Mason Partners Investors Value Fund, Inc., Legg Mason Partners Equity Fund, Inc., Western Asset Funds II, Inc., Legg Mason Partners Series Funds, Inc., Legg Mason Partners Variable Portfolios I, Inc., Barrett Opportunity Fund, Inc., Western Asset 2008 Worldwide Dollar Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Legg Mason Partners Capital and Income Fund, Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Portfolios II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., and various series of unit investment trusts.

Legg Mason Investor Services, LLC (“LMIS”), a distributor of the Registrant, is also a distributor of the following funds:

Legg Mason Partners Trust II

CitiFunds Trust I

Legg Mason Partners Funds Trust

Legg Mason Partners Variable Portfolios V

CitiFunds Premium Trust

CitiFunds Institutional Trust

CitiFunds Trust III

Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners Variable Portfolio IV

Legg Mason Partners Investment Series

Consulting Group Capital Markets Funds

High Income Opportunity Fund Inc.

Intermediate Muni Fund, Inc.

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Investment Trust

Real Estate Income Fund Inc.

Managed High Income Portfolio Inc.

Managed Municipals Portfolio Inc.

Municipal High Income Fund Inc.

Citigroup Investments Corporate Loan Fund Inc.

Zenix Income Fund Inc.

Legg Mason Partners Capital Fund, Inc.

Legg Mason Partners Investors Value Fund, Inc.

Legg Mason Partners Equity Fund, Inc.

Western Asset Funds II, Inc.

Legg Mason Partners Series Funds, Inc.

Legg Mason Partners Variable Portfolios I, Inc.

Barrett Opportunity Fund, Inc.

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Western Asset High Income Fund Inc.

Western Asset High Income Fund II Inc.

Western Asset Emerging Markets Income Fund Inc.

Western Asset Emerging Markets Income Fund II Inc.

Western Asset Emerging Markets Floating Rate Fund Inc.

Western Asset Global High Income Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

Legg Mason Partners Capital and Income Fund, Inc.

Western Asset Inflation Management Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Global Partners Income Fund Inc.

Western Asset Municipal Partners Fund Inc.

Western Asset Municipal Partners Fund II Inc.

Legg Mason Partners Variable Portfolios II

Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners Equity Funds

Legg Mason Partners Fundamental Value Fund, Inc.

Legg Mason Partners Funds, Inc.

Legg Mason Partners Income Funds

Smith Barney Institutional Cash Management Fund Inc.

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners Massachusetts Municipals Fund

Legg Mason Partners New Jersey Municipals Fund, Inc.

Smith Barney Money Funds, Inc.

Legg Mason Partners Municipal Funds

Smith Barney Municipal Money Market Fund, Inc.

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners World Funds, Inc.

Legg Mason Partners Sector Series Inc.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Cash Reserve Trust

Legg Mason Charles Street Trust, Inc.

Legg Mason Global Trust, Inc.

Legg Mason Growth Trust, Inc.

Legg Mason Income Trust, Inc.

Legg Mason Investment Trust, Inc.

Legg Mason Investors Trust, Inc.

Legg Mason Light Street Trust, Inc.

Legg Mason Special Investment Trust, Inc.

Legg Mason Tax Exempt Trust, Inc.

Legg Mason Tax-Free Income Fund

Legg Mason Value Trust, Inc.

Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

PFS Investments Inc. (“PFS”), a distributor of the Registrant, is also the distributor for certain series of the registrants listed: Legg Mason Partners Trust II, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Investment Series, Legg Mason Partners Investment Trust, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Smith Barney Money Funds Inc. and Legg Mason Partners Sector Series, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177):

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve – Managing Director

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

The information required by this Item 27 with respect to each director, officer and partner of PFS is incorporated by reference to Schedule A of Form BD filed by PFS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason Partners Variable Portfolios IV
125	Broad Street
New	York, New York 10004

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC
399	Park Avenue
New	York, NY 10022

With respect to the Registrant’s Subadvisers:

(3)	c/o Clearbridge Advisors, LLC
399	Park Avenue
New	York, NY 10022

(4)	c/o Western Asset Management Company
399	Park Avenue
New	York, NY 10022

With respect to the Registrant’s Custodian:

(5)	State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

With respect to the Registrant’s Transfer Agent:

(6)	PFPC Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699

With respect to the Registrant’s Distributors:

(7)	Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

(8)	Legg Mason Investor Services, LLC
100 Light Street
Baltimore, MD 21202

(9)	PFS Investments, Inc.
3120 Breckinridge Blvd
Duluth, GA 30099-0062

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV, has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on this 26th day of January, 2007.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV, on behalf of its series

Legg Mason Partners Variable Aggressive Growth Portfolio

Legg Mason Partners Variable Dividend Strategy Portfolio

Legg Mason Partners Variable Growth and Income Portfolio

Legg Mason Partners Variable International All Cap Growth Portfolio

Legg Mason Partners Variable Large Cap Growth Portfolio

Legg Mason Partners Variable Large Cap Value Portfolio

Legg Mason Partners Variable Mid Cap Core Portfolio

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

Legg Mason Partners Variable Social Awareness Stock Portfolio

By:	/s/ R. Jay Gerken
R. Jay. Gerken Chairman of the Board (Chief Executive Officer)

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated below on January 26, 2007.

Signature	Title

/s/ R. Jay Gerken R. Jay Gerken	President, Principal Executive Officer and Trustee

/s/ Robert Brault Robert Brault	Treasurer and Chief Financial Officer

/s/ H. John Ellis* H. John Ellis	Trustee

/s/ Stephen E. Kaufman* Stephen E. Kaufman	Trustee

/s/ Armon E. Kamesar* Armon E. Kamesar	Trustee

/s/ John J. Murphy* John J. Murphy	Trustee

*By:	/s/ R. Jay Gerken R. Jay Gerken
*	Attorney-in-Fact, pursuant to Power of Attorney dated April 12, 2006.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(a) (3)	Amendment No. 2 to the Master Trust Agreement dated May 1, 2006

(d) (1)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Aggressive Growth Portfolio, and LMPFA

(d)(2)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Dividend Strategy Portfolio, and LMPFA

(d)(3)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Growth and Income Portfolio, and LMPFA

(d)(4)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable International All Cap Growth Portfolio, and LMPFA

(d)(5)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Large Cap Growth Portfolio, and LMPFA

(d)(6)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Large Cap Value Portfolio, and LMPFA

(d)(7)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Mid Cap Core Portfolio, and LMPFA

(d)(8)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Multiple Discipline Portfolio - All Cap Growth and Value, and LMPFA dated August 1, 2006

(d)(9)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Multiple Discipline Portfolio - Balanced All Cap Growth and Value, and LMPFA dated August 1, 2006

(d) (10)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Multiple Discipline Portfolio - Global All Cap Growth and Value, and LMPFA dated August 1, 2006

(d)(11)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Multiple Discipline Portfolio - Large Cap Growth and Value, and LMPFA dated August 1, 2006

(d)(12)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio, and LMPFA

(d)(13)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Social Awareness Stock Portfolio, and LMPFA

(d)(14)	Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Aggressive Growth Portfolio

(d)(15)	Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Dividend Strategy Portfolio

(d)(16)	Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Growth and Income Portfolio

(d)(17)	Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable International All Cap Growth Portfolio

(d)(18)	Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Large Cap Growth Portfolio

(d)(19)	Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Large Cap Value Portfolio

(d)(20)	Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Mid Cap Core Portfolio

(d)(21)	Form of Subadvisory Agreement between LMPFA and ClearBridge dated August 1, 2006, regarding Legg Mason Partners Variable Multiple Discipline Portfolio - All Cap Growth and Value

(d)(22)	Form of Subadvisory Agreement between LMPFA and ClearBridge dated August 1, 2006, regarding Legg Mason Partners Variable Multiple Discipline Portfolio - Balanced All Cap Growth and Value

(d)(23)	Form of Subadvisory Agreement between LMPFA and and WAM dated August 1, 2006, regarding Legg Mason Partners Variable Multiple Discipline Portfolio - Balanced All Cap Growth and Value

(d)(24)	Form of Subadvisory Agreement between LMPFA and ClearBridge dated August 1, 2006, regarding Legg Mason Partners Variable Multiple Discipline Portfolio - Global All Cap Growth and Value

(d)(25)	Form of Subadvisory Agreement between LMPFA and ClearBridge dated August 1, 2006, regarding Legg Mason Partners Variable Multiple Discipline Portfolio - Large Cap Growth and Value

(d)(26)	Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

(d)(27)	Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Social Awareness Stock Portfolio

(f)(1)	Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007

(f)(2)	Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”)

(f)(3)	Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005

(f)(4)	Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan

(f)(5)	Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007

(p)(6)	Code of Ethics of WAM dated as of February, 2005